PROSPECTUS
                         Emerging Markets Debt Portfolio

Emerging Markets Debt Portfolio (the "Portfolio") is organized as a separate, non-diversified portfolio of Bear Stearns Investment Trust (the "Trust"), an open-end management investment company organized under the laws of The Commonwealth of Massachusetts. The Portfolio seeks to provide investors with high current income by investing primarily in Debt Obligations of issuers located in Emerging Countries. The Portfolio's secondary objective is to provide investors with capital appreciation. See "Investment Objective and Policies."
There can be no assurance that the Portfolio will achieve its investment objective.


Investments in securities in Emerging Countries and investments in securities denominated in foreign currencies, as well as the active management techniques that the Portfolio may employ, entail risks in addition to those that are customarily associated with investing in dollar-denominated U.S. debt securities. In addition, at any one time, substantially all of the Portfolio's assets may be invested in Debt Obligations that are unrated or below investment grade. Investments in below investment grade Debt Obligations, commonly known as "JUNK BONDS," and certain unrated Debt Obligations may involve risks not associated with investment grade securities, including among others, overall greater risk of non-payment of principal and interest (default), sensitivity to general economic conditions and changes in interest rates, greater market price volatility and less liquid secondary market trading. As a result, the Portfolio is intended for long-term investors who can accept the risks associated with its investments and may not be suitable for all investors. Investors should carefully consider these risks before investing. See "Description of the Portfolio -- Investment Objective," p. 10; "Description of the Portfolio -- Investment Restrictions," p. 19; and "Risk Factors and Special Considerations,"
p. 19.



By this Prospectus, the Portfolio is offering Class A and Class C shares (each, a "Class") of shares. Class A shares are subject to a sales charge imposed at the time of purchase and Class C shares are subject to a 1.00% contingent deferred sales charge imposed on redemptions made within the first year of purchase. Other differences between the Classes include the services offered to and the expenses borne by each Class, as described herein. These alternatives are offered so an investor may choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. The Portfolio issues other classes of shares which have different expenses which would affect performance. Investors desiring to obtain information about these other classes of shares should call 1-800-766-4111 or ask their sales representatives or the Portfolio's distributor.


Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies, Inc., serves as investment manager to the Portfolio.


Bear, Stearns & Co. Inc. ("Bear Stearns"), an affiliate of BSFM, serves as the Portfolio's distributor.

                          ----------------------------

This Prospectus sets forth concisely the information about the Portfolio that a prospective investor ought to know before investing. It should be read and retained for future reference.


The Statement of Additional Information, dated May 30, 1997, containing further information about the Portfolio which may be of interest to investors, has been filed with the Securities and Exchange Commission, which information is incorporated herein by reference in its entirety. For a free copy, write to the address or call one of the telephone numbers listed under "General Information" in this Prospectus.


                          ----------------------------

Mutual fund shares are not deposits or obligations of, or guaranteed by, any bank, and are not federally insured by the Federal Insurance Corporation, the Federal Reserve Board, or any other agency.

The net asset value of funds of this type will fluctuate.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                  May 30, 1997

                                Table of Contents
                                                                          Page


Summary  ..................................................................  3

Fee Table..................................................................  6

Financial Highlights.......................................................  8

Alternative Purchase Methods...............................................  9

Description of the Portfolio...............................................  9

Risk Factors and Special Considerations.................................... 18

Management of the Portfolio................................................ 23

How to Buy Shares.......................................................... 26

Shareholder Services....................................................... 31

How to Redeem Shares....................................................... 32

Dividends, Distributions and Taxes......................................... 35

Performance Information.................................................... 37

General Information........................................................ 38

Appendix ................................................................. A-1

                                     Summary

General


The Portfolio is organized as a separate, non-diversified portfolio of Bear Stearns Investment Trust (the "Trust"), an open-end, management investment company organized under the laws of The Commonwealth of Massachusetts. By this Prospectus, the Portfolio offers Class A shares and Class C shares, which are distinguished by their fee structures and shareholder services, as described herein. The Portfolio issues other classes of shares which have different expenses which would affect performance.

Alternative Purchase Methods

By this Prospectus, the Portfolio offers investors two methods of purchasing its shares; investors may choose the Class of shares that best suits their needs, given the amount of purchase, the length of time the investor expects to hold the shares and any other relevant circumstances. Each Portfolio share represents an identical pro rata interest in the Portfolio's investment portfolio. Class A shares of the Portfolio are sold at net asset value per share plus a maximum initial sales charge of 3.75% of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. The Class A shares of the Portfolio are subject to an annual distribution and shareholder servicing fee at the rate of 0.35% of the value of the average daily net assets. Class C shares of the Portfolio are subject to a 1.00% contingent deferred sales charge (a "CDSC") which is assessed only if Class C shares are redeemed within one year of purchase. See "How to Redeem Shares." These shares of the Portfolio also are subject to an annual distribution and shareholder servicing fee at the rate of 0.75% of the value of the average daily net assets of Class C shares.

The minimum initial investment in the Portfolio is currently $1,000 ($500 for retirement plans). The minimum subsequent investment in the Portfolio is $250 ($100 for retirement plans). Shares may be purchased at the current net asset value per share plus the applicable sales load, if any. The sales load is paid at the time of purchase of shares of the Portfolio. The Portfolio and Bear Stearns each reserve the right to modify the minimum investment requirement, the subsequent investment requirement, the manner in which shares are offered and the sales load rates applicable to future purchases of shares. See "How to Buy Shares."


Investment Objective

The investment objective of the Portfolio is to provide investors with high current income by investing primarily in Debt Obligations (as defined herein) of issuers located in Emerging Countries. The Portfolio's secondary objective is to provide investors with capital appreciation. There can be no assurance that the Portfolio will achieve its investment objective.


The Portfolio defines "Debt Obligations" to include fixed or floating rate bonds, notes, debentures, commercial paper, Loans (as defined herein), Brady Bonds, convertible securities, and other debt securities issued or guaranteed by governments, agencies or instrumentalities, central banks, commercial banks or private issuers, including repurchase agreements with respect to obligations of governments or central banks. See "Description of the Portfolio -- Investment Objective and Policies." The Portfolio considers "Emerging Countries" to include any country that is generally considered to be an emerging or developing country by the World Bank, the International Finance Corporation or the United Nations and its authorities. The Investment Manager may invest in Debt Obligations that it determines to be proper investments for the Portfolio notwithstanding any credit ratings that may be assigned to such securities. At any one time, substantially all of the Portfolio's assets may be invested in Debt Obligations that are unrated or below investment grade.

Risk Factors


Investors should carefully consider the risks of investing in securities of issuers in Emerging Countries and non-dollar denominated securities. Generally, while the Portfolio offers potential returns higher than those available from U.S. government securities, there is also a substantially greater risk of loss. The Portfolio may not be suitable for all investors, and is intended for long-term investors who can accept the risks associated with its investments. Investors should carefully consider these risks before investing. See "Description of the Portfolio -- Investment Objective" and "Risk Factors and Special Considerations."


Low Rated and Unrated Instruments. At any one time, substantially all of the Portfolio's assets may be invested in Debt Obligations that are unrated or below investment grade. Low rated debt instruments, commonly known as "JUNK BONDS," and certain unrated debt instruments generally offer a higher current yield than that available from investment grade issues, but involve greater risk. Low rated and certain unrated securities are especially subject to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates.

Discount Obligations. As a result of the Portfolio holding securities purchased at a discount, the Portfolio may be required to sell securities to meet required dividend distributions to Shareholders. Under adverse market conditions, this may result in Shareholders receiving a portion of their original purchase price as a taxable dividend and could further negatively impact net asset value.

Political and Economic Factors. Investing in Debt Obligations of Emerging Countries involves considerations and potential risks relating to political and economic developments abroad. Governments of many Emerging Countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Accordingly, government actions in the future could have a significant effect on economic conditions in Emerging Countries, which could affect the value of securities in the Portfolio's portfolio.

Foreign Exchange Risk. The value of non-dollar denominated securities of issuers in Emerging Countries is affected by changes in currency exchange rates or exchange control regulations. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are affected by the international balance of payments, economic and financial conditions, government intervention, speculation and other factors. Many of the currencies of Emerging Countries have experienced significant devaluations relative to the U.S. dollar and major adjustments have been made in certain of them at times. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and thereby impact upon the Portfolio's total return on such assets. A decline in the exchange rate would reduce the value of certain portfolio securities. In addition, if the exchange rate for the currency in which the Portfolio receives interest payments declines against the U.S. dollar before such interest is paid as dividends to Shareholders, the Portfolio may have to sell securities to obtain sufficient cash to pay such dividends.

Sovereign Debt. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Portfolio may have limited recourse in the event of a default.

Investing in Securities Markets of Emerging Countries. Certain of the risks associated with investments generally are heightened for investments in Emerging Countries. For example, securities markets in Emerging Countries may be less liquid, more volatile and less subject to governmental regulation than U.S. securities markets. There may be less publicly available information about issuers in Emerging Countries than about domestic issuers.

Investment Practices. The Portfolio may employ investment techniques involving risks different from those associated with investing solely in dollar denominated fixed income securities of U.S. issuers. Losses resulting from the use of such strategies would reduce the Portfolio's net asset value, and possibly income, and the losses can be greater than if the strategies had not been used.


Non-Diversification. Since the Portfolio is "non-diversified" under the Investment Company Act of 1940, as amended (the "Investment Company Act") it is subject only to certain tax diversification requirements. The Portfolio may, with respect to 50% of its assets, invest up to 25% of its assets in the securities of any one issuer (except that this limitation does not apply to U.S. Government securities). With respect to the remaining 50% of its assets, the Portfolio may not invest more than 5% of its assets in the securities of any one issuer (except the U.S. Government). To the extent that the Portfolio is non-diversified under the Investment Company Act, it will be more susceptible to adverse developments affecting any single issuer of portfolio securities.


Management of the Portfolio

Bear Stearns Funds Management Inc. ("BSFM" or the "Investment Manager") serves as the Portfolio's investment manager pursuant to an Investment Management Agreement.

For its investment advisory and management services, the Investment Manager receives from the Portfolio a monthly fee equal on an annual basis to a percentage of the Portfolio's average daily net assets. The maximum fee payable to the Investment Manager is 1.15% of the Portfolio's net assets up to $50 million, 1.0% of the Portfolio's average daily net assets of more than $50 million but not in excess of $100 million and 0.70% of the Portfolio's average daily net assets above $100 million. The investment management fees paid by the Portfolio are greater than those paid by most funds, but are believed by the Investment Manager to be appropriate for fees paid by funds with a global investment strategy. See "Management of the Portfolio." Bear Stearns serves as the distributor for the Portfolio in the sale of its shares. The Trust, on behalf of the Portfolio, has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act.

Brown Brothers Harriman & Co. (the "Custodian") acts as the custodian of the Portfolio's assets and may employ subcustodians outside the United States approved by the Trustees of the Portfolio in accordance with regulations of the Securities and Exchange Commission (the "Commission"). Under the Transfer Agency Agreement with the Portfolio, PFPC Inc. (the "Transfer Agent" or the "Administrator") provides transfer agency services and responds to inquiries from the Shareholders.

The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.

                                    Fee Table



Shareholder Transaction Expenses                             Class A   Class C
--------------------------------                             -------   -------

  Maximum Sales Load Imposed on Purchases
  (as a % of offering price).................................  3.75%*   None
  Maximum Sales Load Imposed on Reinvested Dividends ........  None     None
  Maximum Deferred Sales Charge Imposed on Redemptions
  (as a % of the amount subject to charge)**.................  None(a)  1.00%
  Exchange Fees .............................................  None     None


Annual Portfolio Operating Expenses                          Class A   Class C
(as a percentage of average net assets)                      -------   -------

Management Fees (after waiver)...............................  0.11%    0.11%
Distribution (Rule 12b-1) Fees (b)...........................  0.35%    0.75%
Other Expenses (after expense reimbursements)................  1.54%    1.54%
                                                               -----   -----
Total Portfolio Operating Expenses..........................   2.00%*** 2.40%***
                                                               =====    =====


(a) In certain situations where no sales charge is assessed at the time of purchase, a contingent deferred sales charge of up to 1.00% may be imposed on redemptions within the first year after purchase. See "How to Buy Shares--Class A Shares."


(b) See "Distribution Plan." Long-term shareholders of the Portfolio may indirectly pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. A service fee is reallocated to NASD member firms for continuous personal service by such members to investors in the Portfolio, such as responding to shareholder inquiries, quoting net asset values, providing current marketing material and attending to other shareholder matters. Pursuant to the rules of the NASD, the aggregate initial sales charges, any deferred sales charges and asset based sales charges on shares of the Portfolio may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Portfolio rather than on a per shareholder basis.

*    The  sales  load  may  also  be  reduced  or   eliminated   under   certain
     circumstances. See "How to Buy Shares."
** A transaction fee of $7.50 may be charged for payments of redemption proceeds by wire. See "How to Redeem Shares".

*** The expense figures have been restated from actual expenses paid during the fiscal year ended March 31, 1997 to reflect current expense levels. The Investment Manager has undertaken to waive its compensation and assume its expenses (except the brokerage fees, extraordinary items and taxes) provided in the Investment Management Agreement to maintain total operating expenses at 2.00% and 2.40% per annum of the average daily net assets of the Class A shares and Class C shares, respectively. The waiver of compensation will automatically expire at such time as the Portfolio has average net assets of $50 million or total operating expenses of the Portfolio are less than 2.00% per annum of the average daily net assets, unless the Investment Manager in its sole discretion determines to continue the waiver of compensation. Without such waiver, the investment management fees would be equal on an annual basis to 1.15% and 1.15% of average net assets for Class A shares and Class C shares, respectively. Without such waiver by the Investment Manager, total operating expenses would be equal on an annual basis to 2.80% and 3.04% of average net assets for Class A shares and Class C shares, respectively.

Example:

You would pay the following expenses on a hypothetical $1,000 investment (including the sales load), assuming (1) a 5% annual return and the reinvestment of dividends and (2) redemption of all shares at the end of each time period:


            Class A Shares                         Class C Shares
-------------------------------------    --------------------------------------

1 Year   3 Years   5 Years   10 Years    1 Year   3 Years   5 Years   10 Years
------   -------   -------   --------    ------   -------   -------   --------
$57      $98       $141      $261        $34      $75       $128      $274

You would pay the following expenses on the same investment, assuming no redemption:


            Class A Shares                         Class C Shares
------------------------------------    ---------------------------------------

1 Year   3 Years  5 Years   10 Years     1 Year   3 Years   5 Years   10 Years
------   -------  -------   --------     ------   -------   -------   --------
$57      $98      $141      $261         $24      $75       $128      $274



The purpose of the foregoing table is to assist investors in understanding the various costs and expenses of the Portfolio that an investor in the Portfolio will bear directly or indirectly, the payment of which will reduce investors' annual return. The example assumes fees are paid at the rates provided in the table. In addition to the expenses noted above, a transaction fee of $7.50 may be charged for payments of redemption proceeds by wire. See "How to Redeem Shares." For a description of the expense reimbursement or waiver arrangements in effect, see "Management of the Portfolio."


Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Portfolio's actual performance will vary and may result in an actual return greater or less than 5%.

                              Financial Highlights


The following information on financial highlights for (i) the fiscal year ended March 31, 1997, March 31, 1996, March 31, 1995 and the period commencing May 3, 1993 (commencement of investment operations) through March 31, 1994 for the Class A Shares and (ii) for the fiscal year ended March 31, 1997 and for the period commencing July 26, 1995 (commencement of initial public offering) through March 31, 1996 for the Class C Shares has been audited by Deloitte & Touche LLP, independent auditors, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto and auditor's report which appear in the Portfolio's Annual Reports to Shareholders for those periods. The Annual Report to Shareholders for the year ended March 31, 1997, is incorporated by reference, and unless previously provided, is delivered together with the Statement of Additional Information dated May 30, 1997.


                                                                                                                          For the
                                                                                                                           Period
                                                                              For the      For the Period     For the      May 3,
                                                                            Fiscal Year     July 26,1995*      Year        1993*
                                                    For the Fiscal Year        Ended           Through         Ended      Through
                                                          Ended              March 31,        March 31,      March 31,    March 31,
                                                      March 31, 1997           1996             1996           1995         1994
                                                      --------------          ------           ------         ------       -----
                                                    Class A     Class C       Class A         Class C        Class A      Class A
                                                    -------     -------      ---------       ---------       --------     --------

Per Share Operating Performance**
    Net asset value, beginning of period.........     $9.02      $9.04         $  6.90         $  7.81       $  8.98      $  9.55
                                                       ----       ----         -------         -------       -------      -------
    Net investment income (1)....................      0.85       0.84            0.91            0.59          0.79         0.66
    Net realized and unrealized gain/(loss) on
      investments, foreign currency contracts and
      translation of foreign currency related
      transactions(2)............................      2.10       2.07            2.13            1.32         (1.85)       (0.55)
                                                       ----       ----         -------         -------       -------      -------
    Net increase/(decrease) in net assets
      from operations............................      2.95       2.91            3.04            1.91         (1.06)        0.11
                                                       ----       ----          ------         -------       -------       ------
    Dividends and distributions to shareholders
    from Net investment income...................     (0.83)     (0.81)          (0.92)          (0.68)        (0.77)       (0.65)
    Net realized capital gains...................       --         --              --              --          (0.25)       (0.03)
                                                     ------     ------          -------         ------        ------        -----
                                                      (0.83)     (0.81)          (0.92)          (0.68 )       (1.02)       (0.68)
                                                     ------     ------          ------          ------        ------      -------
    Net asset value, end of period...............    $11.14     $11.14          $ 9.02          $ 9.04        $ 6.90       $ 8.98
                                                     ======     ======          ======          ======        ======       ======
    Total investment return (3)(5)...............     33.48%     32.97%          46.13%         25.45%        (13.07)%      0.36%
                                                     ======     ======          ======          =====         ======       ======
Ratios/Supplemental Data
    Net assets, end of period (000's omitted)....   $33,185    $ 2,583         $28,860          $ 202         28,049       45,691
    Ratio of expenses to average net assets(1)...      2.00%      2.40%          2.00%           2.40%(4)(5)   2.00%        2.00%(4)
    Ratio of net investment income to average
      net assets(1)..............................      7.95%      7.59%         10.64%           8.72%(4)(5)   8.86%        7.24%(4)
    Decrease reflected in above expense ratios
      and net investment income due to waivers
      and reimbursements.........................      0.80%      0.64%          1.18%           3.42%(4)(5)    0.53%       0.33%(4)
    Portfolio turnover rate......................    223.41%    223.41%        266.46%         266.46%(6)      35.01%     100.85%(6)


* Commenced investment operations on May 3, 1993. Class C shares commenced its initial public offering on July 26, 1995.
** Calculated based on the shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1)  Reflects  waivers and  reimbursements.

(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses in investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

(3) Total investment return does not consider the effects of sales loads or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.

(4)  Annualized.

(5)  The  total  investment  return  and  ratios  for  Class  C  shares  are not necessarily comparable to those of Class A shares, due to timing differences in the commencement of the initial public offering of Class C shares.

(6)  Not annualized.

                          Alternative Purchase Methods


[By this Prospectus, the Portfolio offers you two methods of purchasing its shares.]

By this Prospectus, the Portfolio offers investors two methods of purchasing its shares; investors may choose the Class of shares that best suits their needs, given the amount of purchase, the length of time the investor expects to hold the shares and any other relevant circumstances. Each Portfolio share represents an identical pro rata interest in the Portfolio's investment portfolio.

Class A shares of the Portfolio are sold at net asset value per share plus a maximum initial sales charge of 3.75% of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "How to Buy Shares -- Class A Shares." The Class A shares of the Portfolio are subject to an annual distribution and a shareholder servicing fee at the rate of 0.35% of the value of the average daily net assets.

Class C shares of the Portfolio are subject to a 1.00% contingent deferred sales charge (a "CDSC") which is assessed only if Class C shares are redeemed within one year of purchase. See "How to Redeem Shares -- Contingent Deferred Sales Charge -- Class C Shares." These shares of the Portfolio also are subject to an annual distribution and shareholder servicing fee at the rate of 0.75% of the value of the average daily net assets of Class C shares.

The decision as to which Class of shares is more beneficial to each investor depends on the amount and the intended length of the investor's investment. Each investor should consider whether, during the anticipated life of the investor's investment in the Portfolio, the accumulated distribution and shareholder servicing fee and CDSC, if any, on Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the return of Class A shares. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution and shareholder servicing fees on Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Finally, each investor should consider the effect of the CDSC period in the context of the investor's own investment time frame. Generally, Class A shares may be more appropriate for investors who invest $500,000 or more in the Portfolio's shares, but will not be appropriate for investors who invest less than $50,000 in the Portfolio's shares, unless they intend to hold those shares for a period exceeding six years.


The minimum initial investment in the Portfolio is currently $1,000 ($500 for retirement plans). The minimum subsequent investment in the Portfolio is $250 ($100 for retirement plans). Shares may be purchased at the current net asset value per share plus the applicable sales load, if any. The sales load is paid at the time of purchase of shares of the Portfolio. The Portfolio and Bear, Stearns & Co. Inc. ("Bear Stearns" or the "Distributor") each reserve the right to modify the minimum investment requirement, the subsequent investment requirement, the manner in which shares are offered and the sales load rates applicable to future purchases of shares. See "How to Buy Shares."

                          Description of the Portfolio

General

[The Portfolio is a series of Bear Stearns Investment Trust.]


Emerging Markets Debt Portfolio (the "Portfolio") is organized as a separate, non-diversified portfolio of Bear Stearns Investment Trust (the "Trust"), an open-end management investment company organized under the laws of The Commonwealth of Massachusetts on October 15, 1992. The Portfolio commenced investment operations on May 3, 1993. By this Prospectus, the Portfolio offers two distinct classes (each, a "Class") of shares: Class A shares and Class C shares. The Classes are distinguished by their fee structures, as well as the services offered to and the expenses borne by each Class, as described herein. From time to time, other portfolios may be established and sold pursuant to other offering documents.



Investment Objective

[The Portfolio seeks to provide investors with high current income by investing primarily in Debt Obligations of issuers in Emerging Countries.]


The Portfolio seeks to provide investors with high current income by investing primarily in Debt Obligations of issuers in Emerging Countries. The Portfolio's secondary objective is to provide investors with capital appreciation. The
Portfolio considers "Emerging Countries" to include any country that is generally considered to be an emerging or developing country by the World Bank, the International Finance Corporation or the United Nations and its authorities. The countries that will not be considered Emerging Countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, United Kingdom, and United States. The Portfolio primarily invests in a combination of
(a) high-yield dollar-denominated instruments and (b) local currency instruments in Emerging Countries where the relationship between interest rates and anticipated foreign exchange movements relative to the U.S. dollar is expected to result in a high dollar rate of return. Although the Portfolio's primary investment objective is current income, the Portfolio also intends to take advantage of opportunities to realize capital appreciation from its investments when such opportunities arise. Investing in local currency and dollar-denominated medium and long term debt in Emerging Countries offers the potential for capital appreciation due to interest rate and currency exchange fluctuations and improving credit quality. No assurance can be given that the Portfolio's investment objective will be achieved.


The Portfolio's investment objective may not be changed without the approval of a majority (as defined in the Investment Company Act) of the outstanding voting securities of the Portfolio.


Investment Policies

The investment policies of the Portfolio are non-fundamental and may be changed without a vote of the shareholders of the Portfolio. The Portfolio's investment policies are designed to enable it to capitalize on attractive investment opportunities which exist in Emerging Countries as a result of worldwide economic integration and the rapidly changing political and economic environment affecting the debt of Emerging Countries.

The Portfolio may invest at least 80% of its total assets in Debt Obligations (defined below) of issuers in Emerging Countries. The Portfolio intends to focus its investments in countries in Asia, Eastern Europe, Latin America and Africa. The Portfolio may invest up to 20% of its total assets in Debt Obligations of issuers that are not considered to be issuers in Emerging Countries.

The Portfolio may invest at least 30% of its total assets in Debt Obligations of issuers in Latin America. The Portfolio considers "Latin America" to include the following countries: Argentina, Bolivia, Brazil, Chile, Colombia, Costa Rica, Dominican Republic, Ecuador, Guatemala, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Uruguay and Venezuela.


At least 70% of the Portfolio's total assets is invested in U.S. dollar denominated instruments. Up to 30% of the Portfolio's assets may be invested in Debt Obligations denominated in local currencies provided that no more than 20% of the Portfolio's assets are expected to be invested in Debt Obligations denominated in the currency of any one country. To the extent the Portfolio invests in non-dollar denominated securities, the Portfolio will be subject to risks relating to fluctuations in currency exchange rates and the possible imposition of exchange control regulations (e.g., currency blockage) or other foreign or U.S. laws or restrictions applicable to such investments. See "Risk Factors and Special Considerations."


Under normal circumstances, the Portfolio invests at least 70% of its total assets in Debt Obligations of issuers in at least three Emerging Countries. The Portfolio may not invest more than 40% of its assets in Debt Obligations of issuers located in any one country. Investing the Portfolio's assets in securities of issuers located in Emerging Countries will subject the Portfolio to the risks of adverse social, political or economic events which may occur in such foreign countries. See "Risk Factors and Special Considerations." When the Investment Manager believes unusual circumstances warrant a defensive posture, the Portfolio temporarily may invest up to all of its assets in cash (U.S. dollars) or U.S. government securities.

The Portfolio considers an issuer to be located in an Emerging Country if (i) the issuer derives 50% or more of its total revenues from either goods produced, sales made or services performed in Emerging Countries, or (ii) the issuer is organized under the laws of, and with a principal office in, an Emerging Country.

The Investment Manager may invest in Debt Obligations that it determines to be suitable investments for the Portfolio notwithstanding any credit ratings that may be assigned to such securities. At any one time substantially all of the Portfolio's assets may be invested in Debt Obligations that are unrated or below investment grade. The Portfolio will purchase non-performing securities and some of these securities may be comparable to securities rated as low as D by Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc. ("S&P") or C by Moody's Investors Service, Inc. ("Moody's") (the lowest credit ratings of such agencies). A substantial portion of the Portfolio's holdings of Debt Obligations are expected to trade at substantial discounts from face value. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. The ratings do not necessarily reflect the current or future composition of the Portfolio. A description of the ratings of the various securities in which the Portfolio may invest appears in Appendix A to this Prospectus.

Debt Obligations in which the Portfolio may invest may have stated maturities ranging from overnight to 30 years and may have floating or fixed interest rates. The average maturity of the Portfolio's investments will vary based upon the Investment Manager's assessment of economic and market conditions. Because the Portfolio intends to hold fixed-rate instruments, some of which may have long maturities, the value of the securities held by the Portfolio, and thus the net asset value of the shares of the Portfolio, generally will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a debt or other fixed income security was purchased, such security, if sold, might be sold at a price less than its cost. Conversely, if interest rates have declined from the time such a security was purchased, such security, if sold, might be sold at a price greater than its cost.


Debt markets in Emerging Countries presently consist of a wide variety of instruments issued by developing countries, related institutions and companies. The Portfolio intends to invest in two broad classes of securities: dollar denominated instruments traded in secondary markets outside of the Emerging Countries which have issued the securities, and non-dollar denominated securities (as defined herein) which are traded in the country of issue and/or in secondary markets.

A substantial portion of the dollar denominated Debt Obligations in which the Portfolio intends to invest had its origin in syndicated bank loans made during the 1970s and early 1980s. As a consequence of the substantial volatility in commodity prices, and the dramatic increase in interest rates in the early 1980s, many emerging countries defaulted on these loans. Much of the debt owed by governments to commercial banks was subsequently restructured, involving the exchange of outstanding bank indebtedness for Brady Bonds (as described below). Brady Bonds, remaining outstanding bank loans and a relatively small but growing number of newly issued government, agency and corporate bond issues make up the large and growing debt market in Emerging Countries. The investment vehicles which the Investment Manager is expected to acquire or utilize on behalf of the Portfolio are described below.


Brady Bonds. "Brady Bonds" are debt securities issued in an exchange of outstanding commercial bank loans to public and private entities in Emerging Countries in connection with sovereign debt restructurings, under a plan, introduced by former U.S. Secretary of the Treasury Nicholas F. Brady, known as the Brady Plan. Agreements implemented under the Brady Plan are designed to reduce the debt service burden of heavily indebted nations, in exchange for various forms of credit enhancement coupled with economic policy reforms designed to improve the debtor country's ability to service its external obligations. The Brady Plan only sets forth the guiding principles for debt reduction and economic reform, emphasizing that solutions must be negotiated on a case by case basis between debtor nations and their creditors. As a result, the financial packages offered by each country differ.


Debt reduction is generally carried out through the exchange of outstanding commercial bank debt for various types of bonds, which may include (i) bonds issued at 100% of face value of such debt, (ii) bonds issued at a discount to face value of such debt, (iii) bonds offering fixed or floating rates of interest, (iv) bonds bearing a below market rate of interest which increases over time, and (v) bonds issued in exchange for the advancement of new money by existing lenders. Credit enhancement may take the form of collateralizing the principal with U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such bonds. Collateral purchases are financed by the International Monetary Fund ("IMF"), the World Bank and the debtor nation's reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors.


As a pre-condition to issuing Brady Bonds, debtor nations are generally required to agree to the implementation of certain domestic monetary and fiscal reform measures with the World Bank or the

IMF. Such measures have included the liberalization of trade and foreign investments, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to improve the debtor's ability to service its external obligations and promote its growth and development.

Brady Bonds have been issued by a number of Emerging Countries, primarily in Latin America. Several other Emerging Countries are currently negotiating or have reached agreement with their creditors in sovereign debt restructuring that will result in the issuance of Brady Bonds. For purposes of applicable tax and Investment Company Act rules and regulations, Brady Bonds are not considered U.S. government securities.

The Portfolio may invest in either collateralized or uncollateralized Brady Bonds. Brady Bonds are issued in various currencies (primarily U.S. dollars) and are actively traded in the over-the-counter ("OTC") secondary market for debt of Emerging Country issuers. Because of the large size of most Brady Bond issues, Brady Bonds are generally highly liquid instruments. Brady Bonds may be collateralized or uncollateralized, may carry floating or fixed rates of interest, and may have maturities of up to 30 years. The most common are 30-year collateralized fixed-rate "par bonds" and floating-rate "discount bonds," which are collateralized as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds, and carry at least one year's rolling interest-rate guarantee in the form of cash or marketable securities.


Investors should recognize that Brady Bonds have been issued only recently, and accordingly they do not have a long payment history. There can be no assurance that the Brady Bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings. For a discussion of the risks involved in investing in Brady Bonds, see "Risk Factors and Special Considerations -- Sovereign Debt."


Loans. The Portfolio may invest up to 20% of its total assets in Loans. The Portfolio defines "Loans" as fixed and floating rate loans arranged through private negotiations between one or more financial institutions and an obligor in an Emerging Country. Generally, the Loans purchased by the Portfolio will be floating-rate debts which have been outstanding for several years, may have been restructured and trade at a substantial discount to face value. Such Loans trade in the international OTC secondary market.

The Portfolio may invest in Loans in the form of participations in or assignments of Loans or portions of Loans from third parties. A loan assignment results in the passing of title in the Loan to the Portfolio, along with all of its rights and obligations. In a participation, a financial institution will generally sell the Portfolio the right to receive payments of principal, interest and any fees due under the Loan. Participations typically will result in the Portfolio having a contractual relationship only with lenders and not with borrowers. As a result, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the Loan, and the Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. The Portfolio will acquire participations only if the seller of the participation is determined by the Investment Manager to be creditworthy.


Although Loans are traded among certain financial institutions, some of the Loans the Portfolio may invest in will be considered illiquid. The characteristics of the Loans are reviewed to determine their liquidity. The Board of Trustees reviews the characteristics of the Loans to determine their liquidity. The Trustees have adopted guidelines and delegated to the Investment Manager the function of monitoring and determining the liquidity of Loans, although the Board of Trustees retains ultimate responsibility for any determination regarding a liquid market for the Loans. The Portfolio will not invest in Loans determined to be illiquid by the Board of Trustees if any such investment, together with any other illiquid assets held by the Portfolio, amounts to more than 15% of its net assets.


Non-Dollar Denominated Securities. The Portfolio may invest up to 30% of its total assets in non-dollar denominated securities provided that no more than 20% of the Portfolio's assets are expected to be invested in Debt Obligations denominated in the currency of any one country. Investments in non-dollar denominated securities will include fixed and/or floating rate instruments, including discount notes, commercial paper, debentures and other debt securities issued by public or private sector entities. Such investments may also include debt securities which are payable in local currency in amounts calculated with reference to the U.S. dollar. The Portfolio will invest in short term or floating rate non-dollar denominated securities when the Investment Manager believes that the relationship between local interest rates, inflation and currency exchange rates will result in a high dollar return.

The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time. In addition, the performance of non-dollar denominated securities will depend on, among other things, the strength of the foreign currency against the U.S. dollar. Appreciation in the value of the foreign currency generally can be expected to increase, and declines in the value of foreign currencies relative to the U.S. dollar will depress, the value of the Portfolio's non-dollar denominated securities. Currently, because of high inflation and other factors, the currencies of the countries in which the Portfolio intends to invest are generally expected to depreciate against the U.S. dollar. However, to the extent that local interest rates in such countries exceed the rate of currency devaluation, the potential for attractive returns in dollars exists. The Investment Manager evaluates currencies on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data, but will not generally be involved in active currency forecasting. The Portfolio may or may not hedge or cross hedge its foreign currency exposure. See "Description of the Portfolio -- Investment Practices."


Convertible Securities. The Portfolio may invest up to 10% of its total assets in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible debt securities have characteristics of both fixed income and equity investments. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other debt securities of comparable maturity and quality that are not convertible) and its "conversion value" (the value of the option to convert the security into the underlying common stock). The Portfolio intends to invest only in convertible securities which have a low conversion value and which, absent any potential gain from conversion or increase in conversion value, are expected to provide the Portfolio with returns similar to those of non-convertible debt securities of similar maturity and quality. The Portfolio does not intend to convert any convertible securities it may own into equity, however, it may do so for temporary purposes. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into the underlying stock or sell it to a third party. Any of these actions could have an adverse effect on the Portfolio's ability to achieve its investment objective.

Repurchase Agreements. The Portfolio may enter into repurchase agreements, which may be viewed as a type of secured lending by the Portfolio, and which typically involves the acquisition by the Portfolio of debt securities from a selling financial institution, such as a bank, savings and loan association or broker-dealer. In a repurchase agreement, the Portfolio purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement. The principal risk is that, if the seller defaults, the Portfolio might suffer a loss to the extent the proceeds from the sale of the underlying securities and other collateral held by the Portfolio in connection with the related repurchase agreement are less than the repurchase price. Repurchase agreements maturing in more than seven days are considered by the Portfolio to be illiquid.


When-Issued Securities; When, As and If Issued Securities and Delayed Delivery Transactions. The Portfolio may purchase securities on a when-issued basis. When-issued transactions arise when securities are purchased by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. The Portfolio may also purchase securities on a forward commitment basis. In a forward commitment transaction, the Portfolio contracts to purchase securities for a fixed price at a future date beyond customary settlement time. The Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. Although the Portfolio would generally purchase securities on a when-issued forward commitment basis with the intention of actually acquiring securities for its portfolio, the Portfolio may dispose of a when-issued security or forward commitment prior to settlement if the Investment Manager deems it appropriate to do so.

The issuance of some of the securities in which the Portfolio may invest depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring ("when, as and if issued securities"). As a result, the period from the trade date to the issuance date may be considerably longer than a typical when-issued trade. Each when issued transaction specifies a date upon which the commitment to enter into the relevant transaction will terminate if the securities have not been issued on or before such date. In some cases, however, the securities may be issued prior to such termination date, but may not be deliverable until a period of time thereafter. If the anticipated event does not occur and the securities are not issued, the Portfolio would be entitled to receive any funds committed for the purchase, but the Portfolio may have foregone investment opportunities during the term of the commitment.

There is no overall limit on the percentage of the Portfolio's assets which may be committed to the purchase of securities on a when-issued basis, however, the Portfolio may only invest a maximum of 15% of its assets in when, as and if issued securities. An increase in the percentage of the Portfolio's assets committed to such purchase of securities on a when-issued basis may increase the volatility of its net asset value.

The Portfolio will hold and maintain in a segregated account until the settlement date liquid assets in an amount sufficient to meet the purchase price to the extent required by the Investment Company Act. The purchase of securities on a when-issued forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

Investment in Other Funds. In accordance with the Investment Company Act, the Portfolio may invest a maximum of up to 10% of the value of its total assets in securities of other investment companies, and the Portfolio may own up to 3% of the total outstanding voting stock of any one investment company. In addition, up to 5% of the Portfolio's total assets may be invested in the securities of any one investment company. The Portfolio may invest in both investment companies that are registered under the Investment Company Act as well as those that are not required to be so registered. As stated above, investment in other investment companies or vehicles may be the sole or most practical means by which the Portfolio can participate in certain securities markets. Such investment may involve the payment of substantial premiums above the value of such issuers' portfolio securities, and is subject to limitations under the Investment Company Act and market availability. There can be no assurance that vehicles or funds for investing in certain Emerging Countries will be available for investment, particularly in the early stages of the Portfolio's operations. In addition, special tax considerations may apply. The Portfolio does not intend to invest in such vehicles or funds unless, in the judgment of the Investment Manager, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As an investor in an investment company, the Portfolio would bear its ratable share of that investment company's expenses, including its administrative and advisory fees. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses, however, the Investment Manager has agreed to waive its fees to the extent necessary to comply with state securities laws. In addition, the Investment Manager has agreed to waive its fees to the extent necessary to maintain total operating costs at its current limit of 2.00% and 2.40% per annum of the average daily net assets of the Class A shares and the Class C shares, respectively, of the Portfolio, until such time as the net assets of the Portfolio exceed $50 million or the total operating expenses of the Portfolio are less than 2.00% and 2.40% per annum of the average daily net assets of the Class A shares and the Class C shares, respectively, of the Portfolio. See "Management of the Portfolio."


Borrowing and Leverage. The Portfolio may solely, for temporary or emergency purposes, borrow in an amount up to 10% of the Portfolio's total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing. The Portfolio may not purchase securities when borrowings exceed 5% of the Portfolio's total assets. If market fluctuations in the value of the Portfolio's portfolio holdings or other factors cause the ratio of the Portfolio's total assets to outstanding borrowings to fall below 300%, within three days of any such event the Portfolio may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. Borrowings may be utilized to meet share redemptions of the Portfolio or to pay dividends and distributions to Shareholders of the Portfolio, in instances where the Portfolio does not desire to liquidate its portfolio holdings. The Portfolio expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

Borrowings create leverage, a speculative factor. To the extent the income derived from the assets obtained with borrowed funds exceeds the interest and other expenses that the Portfolio will have to pay, the Portfolio's net income will be greater than if borrowing were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Portfolio will be less than if borrowing were not used, and therefore the amount available for distribution to Shareholders as dividends will be reduced.



Restricted and Illiquid Securities. The Portfolio may purchase securities that are not registered or are offered in an exempt non-public offering ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act"), including securities offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Portfolio will not invest more than 15% of its net assets in illiquid investments, which include repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities that are not eligible for sale under Rule 144A. Restricted securities eligible for sale under Rule 144A are also subject to this 15% limitation, unless the Board of Trustees (or the Investment Manager pursuant to a delegated authority) determines, based upon a continuing review of the trading markets for the specific restricted securities sold under Rule 144A, that such restricted securities are liquid. The Board of Trustees has adopted guidelines and delegated to the Investment Manager the function of determining and monitoring the liquidity of Rule 144A securities, although the Board of Trustees retains ultimate responsibility for any determination regarding whether a liquid market exists for Rule 144A securities. The liquidity of Rule 144A securities will be monitored by the Investment Manager and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Portfolio does not exceed its applicable percentage limitation for investments in illiquid securities. In reaching liquidity decisions, the Investment Manager may consider, inter alia, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Investing in Rule 144A securities could have the effect of increasing the level of portfolio illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.


Lending of Portfolio Securities. The Portfolio may, in seeking to increase its income, lend securities in its portfolio representing up to 331/3% of its total assets, taken at market value, to securities firms and financial institutions deemed creditworthy by the Investment Manager. Securities loans are made to broker-dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short term government securities, bank letters of credit or such other collateral as may be permitted under the Portfolio's investment program and by regulatory agencies and approved by the Board of Trustees. While the securities loan is outstanding, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on five business days' notice. The risks in lending securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The creditworthiness of firms to which the Portfolio lends its portfolio securities will be monitored on an ongoing basis by the Investment Manager pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees.

Indexed Securities. The Portfolio may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically, provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instruments to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

Active Management. The Portfolio is designed to be actively managed. The Portfolio will attempt to maximize returns by adjusting the portfolio in response to numerous factors affecting Debt Obligations, including political and economic developments, changing credit quality, interest rates, currency exchange rates, and other factors. Because the Portfolio can purchase floating rate securities and securities with short to intermediate term maturities, the Investment Manager can adjust the Portfolio's holdings in an effort to maximize returns in almost any interest rate environment. In addition, the Portfolio's ability to invest in securities with any maturities of up to thirty years allows its Investment Manager to adjust the Portfolio's investments as interest rates change to take advantage of the most attractive segments of the yield curve.

Temporary Investments. Pending investment or for temporary defensive purposes (such as when the Investment Manager believes instability or unfavorable conditions exist in Emerging Countries), the Portfolio may make investments of up to 100% of its total assets in U.S. government securities with maturities of less than a year and certain short-term high quality debt instruments. The short-term instruments in which the Portfolio may invest include, but are not limited to: U.S. government securities, money market funds that invest primarily in U.S. government securities and repurchase agreements in respect of these securities, to the extent possible. The U.S. government securities in which the Portfolio may invest include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States and securities that are supported primarily or solely by the creditworthiness of the issuer (such as securities of the Federal Home Loan Banks, the Student Loan Marketing Association and the Tennessee Valley Authority).


Other. Certain of the securities in which the Portfolio may invest may be considered "derivative securities." See "Description of the Portfolio -- Indexed Securities" and "Investment Practices." New forms of securities continue to be developed. The Portfolio may invest in such securities to the extent consistent with its investment objectives and investment policies, subject to Federal and state law and regulatory requirements and prior shareholder notification.


Investment Practices

[The Portfolio may engage in a variety of investment practices to enhance income or hedge its investments.]

The Portfolio may engage in certain forward, futures, options, forward foreign exchange contracts, interest rate swaps and other strategies to attempt to reduce the overall risk of its investments (hedge), adjust investment exposure, enhance income, or to replicate a fixed income return in markets which present an attractive interest rate environment but which restrict foreign investment in fixed income securities; however, the instruments necessary to engage in such investment practices may not generally be available or may not provide a perfect hedge and also entail certain risks. See "Risk Factors."

The Portfolio may engage in currency management strategies and hedging strategies, including among others, proxy hedging, cross hedging, settlement hedging, transaction hedging and position hedging. A detailed discussion of these various investment practices, the limitations on the portion of the Portfolio's assets that may be used in connection with the investment practices and the risks associated with such investment practices are described in Appendix A to the Statement of Additional Information. There can be no assurance that BSFM's use of currency management strategies will be advantageous to the Portfolio or that it will hedge at appropriate times. See "Risk Factors."

The Portfolio intends to use such investment practices as a complement to its fundamental investment practices based on the judgment of the Investment Manager to the extent that they are consistent with the Portfolio's investment objective.


Except as otherwise stated under "Investment Restrictions," the Portfolio's investment policies and practices are not fundamental and may be changed without a vote of the Shareholders.


Investment Restrictions

[Certain of the Portfolio's investment restrictions are fundamental and can be changed only by shareholder vote.]

The Portfolio is subject to certain investment restrictions which, as described in more detail in the Statement of Additional Information, have been adopted by the Trust on behalf of the Portfolio as fundamental policies that cannot be changed without the approval of a majority of the outstanding shares of the Portfolio. Among other restrictions, with respect to 50% of its assets, the Portfolio may not invest more than 25% of its total assets in the securities of any one issuer except that this limitation will not be applicable to the purchase of U.S. government securities. With respect to the remaining 50% of the Portfolio's assets, no more than 5% of its assets may be invested in the securities of any one issuer other than the U.S. government at the end of any fiscal quarter and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. See "Risk Factors and Special Considerations- Non-Diversification." In addition, the Portfolio may not invest more than 10% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. For further discussion of investment restrictions of the Portfolio, see "Investment Limitations" in the Statement of Additional Information.

Risk Factors and Special Considerations

[No investment is free from risk. Investing in the Portfolio will subject investors to certain risks which should be considered.]


Investors should carefully consider the risks of investing in securities of issuers in Emerging Countries and non-dollar denominated securities. Generally, while the Portfolio offers potential returns higher than those available from U.S. government securities, there is also a substantially greater risk of loss. The Portfolio may not be suitable for all investors, and is intended for long-term investors who can accept the risks associated with its investments. See "Description of the Portfolio -- Investment Practices."

Low Rated and Unrated Instruments. At any one time, substantially all of the Portfolio's assets may be invested in Debt Obligations that are unrated or below investment grade. Investments in lower-quality and comparable unrated obligations will be more dependent on the Investment Manager's credit analysis than would be the case with investments in investment-grade debt obligations. The Investment Manager considers both quantitative and qualitative factors in evaluating the creditworthiness of individual issuers and employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Manager also relies, in part, on credit ratings compiled by internationally recognized statistical rating organizations. The Investment Manager continually monitors the Portfolio's investments and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

Issuers of high-yield securities are vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged. In the event of a default, the Portfolio would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

The market prices of high-yield securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes and tend to be more volatile than securities which pay interest periodically.

The Portfolio may have difficulty disposing of certain high yield, high risk securities because there may be a thin trading market for such securities. The secondary trading market for high yield, high risk securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

Debt Obligations of the type in which the Portfolio will invest substantially all of its assets are generally considered to have a credit quality rated below investment grade by internationally recognized credit rating organizations such as Moody's and S&P. Securities below investment grade are the equivalent of high yield, high risk bonds, commonly known as "JUNK BONDS." Investment grade is generally considered to be debt securities rated BBB or higher by S&P or Baa or higher by Moody's. The highest rated debt securities (securities rated Aaa by Moody's or AAA by S&P) carry the smallest degree of investment risk and the capacity to pay interest and repay principal is very strong. Non-investment grade debt securities (securities rated Ba1 or lower by Moody's or BB+ or lower by S&P) are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial or economic conditions. Some of the Debt Obligations held by the Portfolio may be comparable to securities rated as low as C by Moody's or D by S&P, the lowest rating assigned by these agencies. These securities are considered to have extremely poor prospects of ever attaining any real investment grade standing, and to have a current identifiable vulnerability to default, and the issuers and/or guarantors of these securities are considered to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal. The lowest ratings will be used when payments are not made on the date due even if the applicable grace period has not expired, unless such payments are expected to be made during such grace period. Additionally, these ratings will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties that could affect the market value of a security. A description of fixed-income securities ratings is contained in Appendix A to this Prospectus.

Of the Portfolio's total net assets as of March 31, 1997, 91.10% consisted of portfolio investments and 8.90% consisted of other assets in excess of liabilities. The percentage of the Portfolio's investments invested in securities rated by S&P and Moody's as of March 31, 1997 are as follows:


                                                                Percentage of
                  S&P                    Moody's              Total Investments
                Ratings                  Ratings                     Rated*
                -------                  -------                     ------
                  BBB                      Baa                       4.92%
                   B                       Ba                         -0-%
                  BB                       B                        35.98%
                  BB                       Ba                       23.70%
                   B                       B                        35.40%
                  NR                       NR                         -0-%


Based on the weighted average ratings of all investments held during the Portfolio's most recent fiscal period (the fiscal year ended March 31, 1997), the percentage of the Portfolio's total investments in securities rated by S&P or Moody's applicable rating category (AAA, A, BB, or B by S&P or Aaa, A, Ba or B by Moody's) by monthly dollar-weighted average is set forth below. It should be noted that this information reflects the average composition of the Portfolio's assets during the most recent period and is not necessarily representative of the Portfolio's assets as of the end of such period, the current fiscal period or at any time in the future.

                                                                 Percentage of
                  S&P                Moody's                  Total Investments
                Ratings              Ratings                        Rated*
                -------              -------                        ------
                  BBB                  Baa                           5.08%
                   B                   Ba                             -0-%
                  BB                    B                           39.41%
                  BB                   Ba                           27.10%
                   B                    B                           28.41%
                  NR                   NR                             -0-%




* Equivalent Unrated - This category represents the comparable quality of unrated securities as determined by the Investment Manager. For foreign government obligations not individually rated by an internationally recognized statistical rating organization, the Portfolio assigns a rating based on the rating of the sovereign credit of the issuing government.


Debt Obligations in which the Portfolio may invest may have stated maturities ranging from overnight to 30 years and may have floating or fixed rates. Changes in interest rates generally will cause the value of debt securities held by the Portfolio to vary inversely to changes in prevailing interest rates. The Portfolio's investments in fixed-rate debt securities with longer terms to maturity are subject to greater volatility than the Portfolio's investments in short-term obligations. Brady Bonds and other Debt Obligations acquired at a discount are subject to greater fluctuations of market value in response to changing interest rates than Debt Obligations of comparable maturities which are not subject to a discount.

Discount Obligations. The Portfolio expects to invest in both short-term and long-term Debt Obligations purchased at a discount, for example, zero coupon securities. The amount of original issue discount and/or market discount on obligations purchased by the Portfolio may be significant, and accretion of market discount together with original issue discount, will cause the Portfolio to realize income prior to the receipt of cash payments with respect to these securities. See "Taxation" in the Statement of Additional Information for a discussion of original issue discount and market discount. In order to distribute income realized by the Portfolio and thereby maintain its qualification as a "regulated investment company" under the Internal Revenue
Code of 1986, as amended (the "Code"), the Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold, use its cash assets or borrow funds on a temporary basis necessary to declare and pay a distribution to Shareholders. Under adverse market conditions, this may result in Shareholders receiving a portion of their original purchase price as a taxable dividend and could further negatively impact net asset value.

Political and Economic Factors. Investing in Debt Obligations of Emerging Countries involves risks relating to political and economic developments abroad. The value of the Portfolio's investments will be affected by commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the Emerging Countries in which the Portfolio has invested. In many cases, governments of Emerging Countries continue to exercise a significant degree of control over the economy, and government actions concerning the economy may adversely effect issuers within that country. Government actions relative to the economy, as well as economic developments generally, may also effect a given country's international foreign currency reserves. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of Emerging Country issuers to make payments on their debt obligations regardless of their financial condition. In addition, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, or other similar developments which could affect investments in those countries. While the Investment Manager intends to manage the Portfolio in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Portfolio to suffer a loss of interest or principal on any of its holdings. The Portfolio will treat investments of the Portfolio that are subject to repatriation restrictions of more than seven (7) days as illiquid securities.


Foreign Exchange Risk. Many of the currencies of Emerging Countries have experienced significant devaluations relative to the dollar, and major adjustments have been made in certain of them at times. To the extent the Portfolio had invested in non-dollar denominated securities, a decline in the value of such currency would reduce the value of certain portfolio securities and the net asset value of the Portfolio. The Portfolio may invest up to 30% of its assets in Debt Obligations denominated in local currencies. In addition, if the exchange rate for the currency in which the Portfolio receives interest payments declines against the U.S. dollar before such interest is paid as dividends to Shareholders, the Portfolio may have to sell portfolio securities to obtain sufficient cash to pay such dividends.


Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention or failure to intervene by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of the Portfolio's total assets, adjusted to reflect the Portfolio's net position after giving effect to currency transactions, is denominated in currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.


Sovereign Debt. Investing in Debt Obligations of governmental issuers in Emerging Countries involves economic and political risks. While the Investment Manager intends to manage the Portfolio in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Portfolio to suffer a loss of interest or principal on any of its holdings. The governmental entity that controls the servicing of obligations of those issuers may not be willing or able to repay the principal and/or interest when due in accordance with the terms of the obligations. A governmental entity's willingness or ability to repay principal and interest when due in a timely manner may be affected by, among other factors, its cash flow situation, the market value of the debt, the relative size of the debt service burden to the economy as a whole, the governmental entity's dependence on expected disbursements from third parties, the governmental entity's policy toward the IMF and the political constraints to which the governmental entity may be subject. As a result, governmental entities may default on their obligations. Holders of certain Emerging Country Debt Obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to their issuers. The interests of holders of Emerging Country Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below.

Sovereign obligors in developing and Emerging Countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the sovereign debt securities in which the Portfolio expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Portfolio's holdings.

Sovereign debt issued by issuers in many Emerging Countries generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt may be comparable to securities rated D by S&P or C by Moody's.

Investing in Securities Markets of Emerging Countries. Most securities markets in Emerging Countries may have substantially less volume and are subject to less government supervision than U.S. securities markets and securities of many issuers in Emerging Countries may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is generally less government regulation of securities exchanges, securities dealers, and listed and unlisted companies in Emerging Countries than in the United States.

Markets in Emerging Countries also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Portfolio is uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Foreign investment in certain Emerging Country Debt Obligations is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain Emerging Country Debt Obligations and increase the costs and expenses of the Portfolio. Certain Emerging Countries require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain Emerging Countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Certain Emerging Countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an Emerging Country's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments.

Throughout the last decade many Emerging Countries have experienced and continue to experience high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Increases in inflation could have an adverse affect on the Portfolio's non-dollar denominated securities and on the issuers of Debt Obligations generally.

In addition, with respect to certain Emerging Countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the Portfolio, and political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with securities markets in different countries may change independently of each other.

The risk also exists that an emergency situation may arise in one or more Emerging Countries as a result of which trading of securities may cease or may be substantially curtailed and prices for the Portfolio's securities in such markets may not be readily available. The Trust may suspend redemption of its shares for any period during which an emergency exists, as determined by the Commission. Accordingly, if the Portfolio believes that appropriate circumstances exist, it will promptly apply to the Commission for a determination that an emergency is present. During the period commencing from the Portfolio's identification of such condition until the date of the Commission action, the Portfolio's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

Reporting Standards. It is likely that none of the Debt Obligations held by the Portfolio will be registered with the Commission or subject to U.S. regulatory or reporting requirements. Disclosure requirements in Emerging Countries are generally not as stringent as in the U.S. and there may be less publicly available information about issuers in Emerging Countries than about domestic issuers. Emerging Country issuers are not generally subject to accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers.


Investment Practices. Certain of the investment practices in which the Portfolio may engage have risks associated with them, including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Manager's views as to certain market movements are incorrect, the risk that the use of such strategies could result in losses greater than if they had not been used. The risks associated with illiquidity are particularly acute in situations in which the Portfolio's operations require cash, such as when the Portfolio redeems for its shares of beneficial interests or pays distributions, and may result in the Portfolio borrowing to meet short-term cash requirements or incurring capital losses on the sale of such investments. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at the price set at the time of the contract. The use of forward foreign currency exchange contracts entail certain risks. The cost to the Portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Portfolio enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Portfolio will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Portfolio might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

Use of put and call options could result in losses to the Portfolio, force the purchase or sale of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Portfolio could realize on its investments or cause the Portfolio to hold a security it might otherwise sell. The use of currency transactions could result in the Portfolio's incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The Portfolio depends upon the reliability and creditworthiness of the counterparty when it enters into OTC currency or securities options or other agreements. Investments in indexed securities offer the potential for an attractive rate of return, but also entail the risk of loss of principal. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio could create the possibility that losses on the hedging instrument will be greater than gains in the value of the Portfolio's position, thereby reducing the Portfolio's net asset value. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. With regards to the Portfolio's use of proxy hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relating to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's proxy hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio assets that are the subject of such proxy-hedges are denominated.


Non-Diversification. The Portfolio is classified as non-diversified within the meaning of the Investment Company Act, which means that the Portfolio is not limited by such Investment Company Act in the proportion of its assets that it may invest in the securities of a single issuer. The Portfolio's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. See "Dividends, Distributions and Taxes." This means, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S.

government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Requirement").

Investment in the Portfolio, which is classified as a non-diversified investment company under the Investment Company Act, may present greater risks to investors than an investment in a diversified fund. The investment return on a non-diversified investment company typically is dependent upon the performance of a smaller number of securities relative to the number of securities held in a diversified fund. The Portfolio's assumption of large positions in the obligations of a small number of issuers will affect the value of the securities it holds to a greater extent than that of a diversified fund in the event of changes in the financial condition, or in the market's assessment, of the issuers.


                           Management of the Portfolio

Board of Trustees

[The Trustees are responsible for the overall management and supervision of the Portfolio's business.]

The Board of Trustees of the Trust consists of five individuals, three of whom are not "interested persons" of the Portfolio as defined in the Investment
Company Act. The Board of Trustees is responsible for deciding matters of general policy and reviewing actions of the Investment Manager, Distributor and Transfer Agent. The officers of the Trust conduct and supervise the Portfolio's daily business operations. The Portfolio's Statement of Additional Information contains the name and general business experience of each Trustee.

Investment Manager and Administrator

[BSFM is the Portfolio's Investment Manager.]


The Portfolio's investment manager is BSFM, a wholly-owned subsidiary of The Bear Stearns Companies Inc. The Bear Stearns Companies Inc. is a holding company which, through its subsidiaries including its principal subsidiary, Bear Stearns, is a leading United States investment banking, securities trading and brokerage firm serving United States and foreign corporations, governments and institutional and individual investors. BSFM is a registered investment adviser and offers investment advisory and administrative services to open-end and closed-end investment funds and other managed pooled investment vehicles generally with assets totaling approximately $2.8 billion at March 31, 1997. BSFM has served as an investment adviser since April 3, 1995 and since that time has served as investment adviser to The Bear Stearns Funds and S&P STARS Fund. The principal offices of BSFM are located at 245 Park Avenue, New York, New York 10167.

The principal portfolio manager responsible for the day-to-day management of the Portfolio is Edward R. Vaimberg. Mr. Vaimberg, a Managing Director of Bear Stearns, joined Bear Stearns Asset Management, an affiliate of BSFM, in July 1994 as an Associate Director and Global Fixed Income Portfolio Investment Manager. He was previously employed by Fiduciary Trust Company ("Fiduciary"), where he served as Senior Vice President and Global Fixed Income Portfolio Investment Manager from 1991 to 1994. At Fiduciary, Mr. Vaimberg managed global and international fixed-income portfolios for institutional clients, and was responsible for interest rate and currency exposures. Prior thereto, Mr. Vaimberg served as Vice President and International Fixed Income Portfolio Investment Manager at Merrill Lynch Asset Management (1989-1991) and Senior Portfolio and Foreign Exchange Analyst at General Motors (1985-1989). Mr Vaimberg received his B.S. from Cornell University (1981) and an M.B.A. from the Wharton School (1985).

Under the Investment Management Agreement between the Portfolio and the Investment Manager, the Investment Manager has sole discretion to purchase and sell portfolio securities for the Portfolio's investment portfolio and to select brokers for the execution of such purchases and sales, all within the Portfolio's objectives, policies and restrictions. BSFM also supervises and assists in the overall management of the Portfolio's affairs, subject to the general supervision of the Board of Trustees.

As compensation for the services rendered to the Portfolio by BSFM and the assumption by BSFM of related expenses, pursuant to the Investment Management Agreement, the Portfolio pays BSFM a fee computed daily and payable monthly, at an annual rate equal to 1.15% of the Portfolio's average daily net assets up to $50 million, 1.00% of the Portfolio's average daily net assets of more than $50 million but not in excess of $100 million, and 0.70% of the Portfolio's average daily net assets above $100 million. BSFM has agreed that if, in any fiscal year, the sum of the Portfolio's expenses exceeds the expense limitations applicable to the Portfolio imposed by state securities administrators, BSFM will reimburse the Portfolio its fees under the Investment Management Agreement or make other arrangements to limit Portfolio expenses to the extent required by such expense limitations. From time to time, the Investment Manager may waive receipt of its fees and/or voluntarily assume certain Portfolio expenses, which would have the effect of lowering the Portfolio's expense ratio and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Portfolio will not pay the Investment Manager at a later time for any amounts it may waive, nor will the Portfolio reimburse the Investment Manager for any amounts it may assume respectively, of the Portfolio until such time as the average net assets of the Portfolio exceed $50 million or the total operating expenses of the Portfolio are less than 2.00% and 2.40% of the Class A shares and Class C shares, respectively, of the Portfolio. The investment management fees paid by the Portfolio are greater than those paid by most funds, but are believed by the Investment Manager to be appropriate for fees paid by funds with a global investment strategy.

The Portfolio has engaged PFPC Inc. (the "Administrator") to provide certain administrative services; for example, preparation of the Portfolio's federal, state and local tax returns, maintenance of the books and records of the Portfolio required under the Investment Company Act, and qualifying the shares under applicable state securities laws. Under the terms of the Administrative Services Agreement between the Administrator and the Trust, as compensation for the services rendered to the Portfolio by the Administrator and the assumption by the Administrator of certain related expenses, the Portfolio pays to the Administrator an annual fee, subject to certain minimum fees and exclusive of certain multi-class account service charges, computed at the following rate:
0.10 of 1% per annum of the first $200 million of the Portfolio's average daily net assets, 0.07 of 1% per annum of the next $200 million of the Portfolio's average daily net assets, 0.05 of 1% per annum of the next $200 million of the

Portfolio's average daily net assets and 0.03 of 1% per annum of any amounts over $600 million of the Portfolio's average daily net assets subject to a minimum fee of $108,000. From time to time, the Administrator may waive all or a portion of its fees. PFPC has agreed to provide the services under the Administrative Services Agreement for the period April 1, 1997 until September 30, 1997 for a minimum fee of $75,000 per annum. The Administrator reserves the right to revoke the voluntary fee waiver at any time. The total costs for the administrative fees will be borne by each Class based on the proportionate net assets of each Class.

The Portfolio is responsible to the Investment Manager and the Administrator for out-of-pocket expenses incurred on behalf of the Portfolio, including, but not limited to, postage and mailing, telephone, telex, overnight and delivery service, outside independent pricing services, daily report transmissions, if any, and record retention/storage incurred by the Investment Manager or Administrator in connection with their services. All expenses incurred in the operation of the Portfolio will be borne by the Portfolio, except to the extent specifically assumed by BSFM. See "Management of the Portfolio -- Expenses" in the Statement of Additional Information.


Bear Stearns has agreed to permit the Trust to use the name "Bear Stearns" or derivatives thereof as part of the Portfolio name for as long as the Investment Management Agreement is in effect.


Distributor

Bear Stearns, located at 245 Park Avenue, New York, New York 10167 serves as distributor for the Portfolio in the sale of its shares pursuant to an agreement which is renewable annually. Bear Stearns is entitled to receive the sales load described under "How to Buy Shares" and payments under the Distribution Plan described below.


Custodian and Transfer Agent


Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, acts as the custodian for the Portfolio's assets. PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Suite 108, Wilmington, Delaware acts as the Portfolio's administrator, transfer agent, dividend-paying agent and registrar.


Rules adopted under the Investment Company Act permit the Portfolio to maintain its securities and cash in the custody of certain eligible banks and securities depositories. Pursuant to those rules, the Portfolio's portfolio of securities and cash invested in securities of foreign countries are held by its subcustodians, who are approved by the Trustees of the Portfolio in accordance with the rules of the Commission.

Distribution Plan

[The Portfolio has adopted a Rule 12b-1 Plan under which it pays Bear Stearns at the annual rate of 0.35% of Class A's average daily net assets and at the annual rate of 0.75% of Class C's average daily net assets.]

The Trust, on behalf of the Portfolio, has adopted an amended and restated Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan, the Portfolio pays to Bear Stearns a monthly distribution fee equal to, on an annual basis, 0.35% and 0.75% of the Portfolio's average daily net assets for Class A shares and Class C shares, respectively.

Bear Stearns may use the distribution fee for services performed and expenses incurred by Bear Stearns in connection with the distribution of shares by the Portfolio and for providing certain services to the shareholders of the Portfolio. Bear Stearns may pay third parties in respect of these services such amount as it may determine. The Portfolio understands that these third parties may also charge fees to their clients who are beneficial owners of Portfolio shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from Bear Stearns under the Plan.

Service fees are payments to broker-dealers who are members of the NASD for services rendered to investors, similar to account maintenance fees. The NASD limit on Rule 12b-1 fees paid by investors of a fund that charges a service fee is 6.25% of new sales, plus interest. See "Distribution Plan" in the Statement of Additional Information for a listing of the types of expenses for which Bear Stearns and Authorized Dealers may be compensated under the Plan. If the fee received by Bear Stearns exceeds its expenses, Bear Stearns may realize a profit from these arrangements. The Plan is reviewed and is subject to approval annually by the Board of Trustees. For the period May 3, 1993 (commencement of investment operations) through March 31, 1994 and the fiscal year ended March 31, 1995, the total fees paid to Bear Stearns under the prior 12b-1 plan were $107,662 and $97,893, respectively, pursuant to which the 12b-1 fees thereunder were 0.25% per annum of the average daily net assets of the Class A shares of the Portfolio. For the fiscal years ended March 31, 1996 and March 31, 1997, Bear Stearns earned $99,038 and $110,830 respectively, pursuant to which the compensation payable thereunder was at a rate of 0.35% per annum of the average daily net assets of the Class A shares of the Portfolio. For the period July 26, 1995 (commencement of initial public offering) through March 31, 1996 and for the fiscal year ended March 31, 1997, Bear Stearns earned $452 and $9,356, respectively, pursuant to which the compensation payable thereunder was at a rate of 0.75% per annum of the average daily net assets of the Class C shares of the Portfolio.

In addition, as distributor of the Portfolio, Bear Stearns collects the sales charges imposed on sales of the Portfolio's shares, and reallows a portion of such charges to brokers through which the sales are made. For the year ended March 31, 1997, Bear Stearns retained $110,800 of such charges. In addition, Bear Stearns has received approximately $2,400 in CDSC upon certain redemptions by Class C shareholders.

Expenses

All expenses incurred in the operation of the Portfolio will be borne by the Portfolio, except to the extent specifically assumed by BSFM. See "Management of the Portfolio-Expenses" in the Statement of Additional Information.

BSFM has undertaken that, if in any fiscal year, certain expenses, including the investment management fee and fees under the Distribution Plan, exceed 2.00% of Class A's average daily net assets and 2.40% of Class C's average daily net assets for the fiscal year, BSFM may waive a portion of its investment management fee or bear other expenses to the extent of the excess expense.

                                How to Buy Shares

General

[An initial investment is $1,000, $500 for retirement plans; subsequent investments must be at least $250, $100 for retirement plans; specify the Class you wish to purchase.]

The minimum initial investment in the Portfolio is $1,000 or $500 if the investment is for Keogh Plans, IRAs and 403(b)(7) Plans with only one participant. The minimum subsequent investment in the Portfolio is $250. Share certificates are issued only upon written request. The Portfolio reserves the right to reject any purchase order. The Portfolio and Bear Stearns reserve the right to modify the minimum investment requirement, the subsequent investment requirement, the manner in which shares are offered and the sales load rates applicable to future purchases of shares.


Class A and Class C shares of the Portfolio may be purchased in any amount (subject to then effective minimum investment requirement) through Bear Stearns or through certain investment dealers who are members of the NASD who have sales agreements with Bear Stearns or who have entered into dealer agreements directly with Bear Stearns (an "Authorized Dealer") on any Business Day (as defined under "General Information") at the net asset value next determined after receipt of an order, plus the then applicable sales load in the case of Class A shares.


If by 4:00 p.m. New York time, a purchase order specifying the Class to be purchased is received and accepted by Bear Stearns or an Authorized Dealer, the price will be based on the net asset value computed on the day the purchase order is received. The settlement date will be the third Business Day after the trade date. Since Bear Stearns or Authorized Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. Orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions.

[Purchases can be made through Bear Stearns account executives, Authorized Dealers or the Transfer Agent.]


Purchases through Bear Stearns account executives or Authorized Dealers may be made by check (except that checks drawn on foreign banks and checks made payable to persons or entities other than the Portfolio will not be accepted), Federal Reserve drafts or by wiring Federal funds with funds held in brokerage accounts at Bear Stearns or its Authorized Dealers. Checks or Federal Reserve drafts should be made payable as follows: (i) to Bear Stearns or an investor's Authorized Dealer or (ii) to "Bear Stearns Investment Trust - Emerging Markets Debt Portfolio," if purchased directly from the Portfolio, and should be directed to the Transfer Agent: PFPC Inc., Attn: Bear Stearns Investment Trust - Emerging Markets Debt Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960. Payment by check or Federal Reserve draft must be received within three business days of receipt of the purchase order by the Portfolio or Bear Stearns or an Authorized Dealer. Orders placed directly with the Transfer Agent must be accompanied by payment. Shareholders may not purchase shares of the Emerging Markets Debt Portfolio with a check issued by a third party and endorsed over to the Portfolio. Checks for investment must be made payable to the Emerging Markets Debt Portfolio. Bear Stearns (or an investor's Authorized Dealer) is responsible for forwarding payment promptly to the Portfolio. A transaction fee of $7.50 may be charged for payments by wire. The payment proceeds of a redemption of shares recently purchased by check may be delayed for a period of time described under "How to Redeem Shares."

Investors who are not Bear Stearns clients may purchase shares of the Portfolio through the Transfer Agent. In order to make an initial investment in the Portfolio, an investor must establish an account with the Portfolio by furnishing necessary information to the Portfolio. An account with the Portfolio may be established, by completing and signing the Account Information Form indicating which Class of shares is being purchased, a copy of which is attached to this Prospectus, and mailing it, together with a check made payable to the Portfolio to cover the purchase and/or subsequent purchases to the Transfer
Agent: PFPC Inc., Attn: Bear Stearns Investment Trust - Emerging Markets Debt Portfolio, P.O. Box 8960, Wilmington, Delaware 19899- 8960. With respect to Shareholder's subsequent purchases, the Shareholder's account number should appear on the check.

A Shareholder of the Portfolio may request redemptions of shares of the Portfolio by telephone if the optional telephone transaction privilege is elected on the Account Information Form accompanying this Prospectus. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Portfolio employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Telephone transaction procedures include the following measures: requiring the appropriate telephone transaction election be made on the Account Information Form; requiring the caller to provide the names of the account owners, the account owner's social security number and name of fund, all of which must match the Portfolio's records; requiring that the Transfer Agent's service representative complete a telephone transaction form listing all of the above caller identification information; requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; sending a written confirmation for each telephone transaction to the owners of record at the address of record within three (3) business days of the call; and maintaining tapes of telephone transactions for six months, if the Portfolio elects to record shareholder telephone transactions.


For accounts held of record by a broker-dealer, trustee, custodian or an attorney-in-fact (under a power of attorney), additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. The Trust may implement other procedures from time to time. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Portfolio, the Trust nor Bear Stearns will be responsible for the authenticity of redemption or exchange instructions received by telephone.

Information concerning purchases through Bear Stearns (or an Authorized Dealer) should be obtained directly from Bear Stearns, Bear Stearns account executives or the Authorized Dealer. In the case of purchases made through Bear Stearns (or the investor's Authorized Dealer), it is the responsibility of Bear Stearns or such Authorized Dealer to promptly forward payment to the Portfolio for shares being purchased.


Brokers that do not have dealer agreements with Bear Stearns also may offer to place orders for the purchase of the shares. Purchases made through such brokers will be effected at the public offering price next determined after the order is received by the Transfer Agent. Brokers are responsible for promptly forwarding the orders to the Transfer Agent. Such a broker may charge the investor a transaction fee as determined by the broker. The fee will be in addition to the sales charge payable by the investor and may be avoided if shares are purchased through Bear Stearns, an Authorized Dealer that has a dealer agreement with Bear Stearns or through the Transfer Agent.

The Portfolio and Bear Stearns each reserves the right to reject any specific purchase order or to restrict purchases by a particular purchaser (or group of related purchasers). The Portfolio, Bear Stearns and Authorized Dealers may reject or restrict purchases of shares by a particular purchaser or group, for example when a pattern of frequent purchases and sales of shares of the Portfolio is evident, or if the purchase and sale orders are, or a subsequent abrupt redemption might be, of a size that would disrupt management of the Portfolio.


[Net asset value is computed daily as of the close of regular trading on the New York Stock Exchange.]

Shares of the Portfolio are sold on a continuous basis. The net asset value per share of each Class of the Portfolio is calculated by the Portfolio's Administrator as of the close of regular trading of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., New York time) on each Business Day. Net asset value per share is calculated by dividing the value of the Portfolio's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. Portfolio securities are valued based on market quotations or, if quotations are not readily available, at fair value as determined in good faith under procedures established by the Board of Trustees.

Class A Shares


[Class A shares include a sales load which may vary depending on the dollar amount invested.]

Class A shares include a sales load which may vary depending on the dollar amount invested. The Portfolio receives the net asset value and Bear Stearns receives the sales load. Bear Stearns collects or remits the sales charges imposed on purchases of shares and reallows a portion of such charges to brokers and dealers that have sold such shares in accordance with the schedule set forth below.

                                TOTAL SALES LOAD
                                                                                     DEALER
                                                                                   COMMISSION AS
                                                                   AS A % OF NET     A % OF THE
        AMOUNT OF PURCHASE AT THE                 AS A % OF         ASSET VALUE      OFFERING
          PUBLIC OFFERING PRICE                 OFFERING PRICE       PER SHARE         PRICE
-------------------------------------------     --------------       ---------     -------------
Less than $50,000..........................           3.75%            3.90%           3.25%
$50,000 but less than $100,000 ............           3.25%            3.36%           2.75%
$100,000 but less than $250,000............           2.75%            2.83%           2.25%
$250,000 but less than $500,000 ...........           2.25%            2.30%           2.00%
$500,000 but less than $750,000 ...........           2.00%            2.04%           1.75%
$750,000 but less than $1,000,000..........           1.50%            2.04%           1.25%
$1,000,000 or more.........................           0.00%            0.00%           0.50%


There is no initial sales charge on purchases of $1,000,000 or more of Class A shares. However, if an investor purchases Class A shares without an initial sales charge as part of an investment of at least $1,000,000 and redeems those shares within one year after purchase, a CDSC of 0.50% will be imposed at the time of redemption. The terms contained in the section of this Prospectus entitled "How to Redeem Shares -- Contingent Deferred Sales Charge -- Class C Shares" are applicable to the Class A shares subject to a CDSC. Letters of Intent and Rights of Accumulation apply to such purchases of Class A shares.

The dealer concession may be changed from time to time but will remain the same for all dealers. From time to time Bear Stearns may make or allow additional payments or promotional incentives to dealers that sell Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of Class A shares. Dealers may receive a larger percentage of the sales load from Bear Stearns than they receive for selling most other funds.

Class A shares of the Portfolio may be sold at net asset value to (a) Bear Stearns, its affiliates or their respective officers, directors or employees (including retired employees), any partnership of which Bear Stearns is a general partner, any Trustee or officer of the Trust and designated family members of any of the above individuals; (b) qualified retirement plans of Bear Stearns; (c) any employee or registered representative of any Authorized Dealer or their respective spouses and minor children; (d) trustees or directors of investment companies for which Bear Stearns or an affiliate acts as sponsor; (e) any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of Portfolio shares;
(f) any institutional investment clients including corporate sponsored pension and profit-sharing plans, other benefit plans and insurance companies; (g) any pension funds, state and municipal governments or funds, Taft-Hartley plans and qualified non-profit organizations, foundations and endowments; (h) trust institutions (including bank trust departments) investing on their own behalf or on behalf of their clients; and (i) accounts as to which an Authorized Dealer charges an asset management fee. In order to take advantage of these exemptions, a purchaser must certify its eligibility for an exemption to Bear Stearns on its Account Information Form and must certify on such form that it will notify Bear Stearns if, at the time of any additional purchases, it is no longer eligible for an exemption. Bear Stearns reserves the right to request additional certification or information from a purchaser in order to verify that such purchaser is eligible for an exemption. Bear Stearns reserves the right to limit the participation in Class A shares of the Portfolio of its employees. Dividends and distributions reinvested in Class A shares of the Portfolio will be made at the net asset value per share on the reinvestment date.

Class A shares of the Portfolio may be purchased at net asset value, with the proceeds from the redemption of shares of an investment company sold with a sales charge or commission and not distributed by Bear Stearns. However, if such investor redeems those shares within one year after purchase, a CDSC of 1.00% will be imposed at the time of redemption. This includes shares of a mutual fund which were subject to a CDSC upon redemption. The purchase must be made within 60 days of the redemption, and Bear Stearns must be notified by the investor in writing, or by the investor's investment professional, at the time the purchase is made. Bear Stearns will offer to pay Authorized Dealers an amount up to 0.50% of the net asset value of shares purchased by the dealers' clients or customers in this manner.


Class A shares of the Portfolio may be purchased at net asset value by the following customers of a broker that operates a master account for purchasing and redeeming, and otherwise providing shareholder services in respect of, Trust shares pursuant to agreements with the Trust or Bear Stearns: (i) investment advisers and financial planners who place trades for their own accounts or for the accounts of their clients and who charge a management, consulting or other fee, (ii) clients of such investment advisers and financial planners if such clients place trades through accounts linked to master accounts of such investment advisers or financial planners on the books and records of such broker and (iii) retirement and deferred compensation plans, and trusts used to fund such plans, including, but not limited to, plans or trusts defined in
Section 401(a), 403(b) or 457 of the Code, and "rabbi trusts", provided, in each case, the purchase transaction is effected through such broker. The broker may charge a fee for transactions in the Portfolio shares.


Class C Shares

The public offering price for Class C shares is the next determined net asset value per shares of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "How to Redeem Shares -- Contingent Deferred Sales Charge -- Class C Shares."

Right of Accumulation -- Class A Shares

[Investors in Class A shares may qualify for a reduced sales charge.]


Pursuant to the Right of Accumulation, certain investors are permitted to purchase Class A shares of the Portfolio at the sales charge applicable to the total of (a) the dollar amount then being purchased plus (b) the current public offering price of all Class A shares of the Portfolio and shares of certain other funds sponsored or advised by Bear Stearns then held by the investor, including The Bear Stearns Funds and the Money Market Portfolio of The RBB Fund, Inc., then held by the investor. The following purchases of Portfolio Class A shares may be aggregated for the purposes of determining the amount of purchase and the corresponding sales load: (a) individual purchases on behalf of a single purchaser, the purchaser's spouse and their children under the age of 21 years including shares purchased in connection with a retirement account exclusively for the benefit of such individual(s), such as an IRA, and purchases made by a company controlled by such individual(s); (b) individual purchases by a trustee or other fiduciary account, including an employee benefit plan (such as employer-sponsored pension, profit-sharing and stock bonus plans, including plans under Section 401(k) of the Code, and medical, life and disability insurance trusts); (c) individual purchases by a trustee or other fiduciary purchasing shares concurrently for two or more employee benefit plans of a single employer or of employers affiliated with each other. Subsequent purchases made under the conditions set forth above will be subject to the minimum subsequent investment of $250 and will be entitled to the Right of Accumulation.

Letter of Intent -- Class A Shares

By checking the appropriate box in the Letter of Intent section of the Account Information Form, investors become eligible for the reduced sales load applicable to the total number of Class A shares of the Portfolio, and shares of certain other funds sponsored or advised by Bear Stearns, including The Bear Stearns Funds and the Money Market Portfolio of The RBB Fund, Inc., purchased in a 13-month period pursuant to the terms and under the conditions set forth in the Letter of Intent. A minimum initial purchase of $1,000 is required. The Transfer Agent will hold in escrow 5% of the amount indicated in the Account Information Form for payment of a higher sales load if the investor does not purchase the full amount indicated in the Account Information Form. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. If an investor's purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect the total purchase at the end of 13 months. If total purchases are less than the amount specified, the investor will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of shares held in escrow to realize the difference. Checking a box in the Letter of Intent Section of the Account Information Form does not bind an investor to purchase, or a Portfolio to sell, the full amount indicated at the sales load in effect at the time of signing, but the investor must complete the intended purchase to obtain the reduced sales load. At the time an investor purchases shares of any of the applicable funds, an investor must indicate its intention to do so under the Letter of Intent Section of the Account Information Form.

Systematic Investment Plan

[The Portfolio offers shareholders many convenient features and benefits, including the Systematic Investment Plan.]

The Systematic Investment Plan permits investors to purchase shares of the Portfolio (minimum initial investment of $1,000 and minimum subsequent investments of $100 per transaction) at regular intervals selected by the investor. Provided the investor's bank or other financial institution allows automatic withdrawals, Portfolio shares may be purchased by transferring funds from the account designated by the investor. At the investor's option, the account designated will be debited in the specified amount, and Portfolio shares will be purchased once a month, on the twentieth day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Investors desiring to participate in the Systematic Investment Plan should call the Transfer Agent at 1-800-447-1139 to obtain the appropriate forms. The Systematic Investment Plan does not assure a profit and does not protect against loss in declining markets. Since the Systematic Investment Plan involves the continuous investment in the Portfolio regardless of fluctuating price levels of the Portfolio's shares, investors should consider their financial ability to continue to purchase through periods of low price levels. The Portfolio may modify or terminate the Systematic Investment Plan at any time or charge a service fee. No such fee is currently contemplated.


                              Shareholder Services

Exchange Privilege

[The Exchange Privilege permits easy purchases of certain other funds sponsored or advised by Bear Stearns.]


The Exchange Privilege enables an investor to purchase, in exchange for shares of a Class of the Portfolio, shares of the same Class of certain other funds sponsored or advised by Bear Stearns, including The Bear Stearns Funds and the Money Market Portfolio of The RBB Fund Inc., to the extent such shares are offered for sale in the investor's state of residence. These funds have different investment objectives which may be of interest to investors. To use this Privilege, investors should consult their account executive at Bear Stearns, their account executive, Authorized Dealer or the Transfer Agent to determine if it is available and whether any conditions are imposed on its use.

To use this Privilege, exchange instructions must be given to the Transfer Agent in writing or by telephone. A shareholder wishing to make an exchange may do so by sending a written request to the Transfer Agent at the address given above in "How to Buy Shares -- General." Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the account application that they do not wish to use this privilege. Shareholders holding share certificates are not eligible to exchange shares of a Portfolio by phone because share certificates must accompany all exchange requests. To add this feature to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with the Transfer Agent. This form is available from the Transfer Agent. Once this election has been made, the Shareholder may contact the Transfer Agent by telephone at 1-800-447-1139 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to the Transfer Agent in writing.


If the exchanging shareholder does not currently own shares of the portfolio or fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and Authorized Dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the Shareholder with all signatures guaranteed by an eligible guarantor institution as defined above. To participate in the
Systematic Investment Plan or establish automatic withdrawal for the new account, however, an exchanging shareholder must file a specific written request. The Exchange Privilege may be modified or terminated at any time, or from time to time, by the Portfolio on 60 days' notice to the affected portfolio or fund shareholders. The Portfolio, BSFM and Bear Stearns will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Portfolio will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's Social Security number, address and/or bank).

Before any exchange, the investor must obtain and should review a copy of the current prospectus of the portfolio or fund into which the exchange is being made. Prospectuses may be obtained free of charge from Bear Stearns or the Transfer Agent. Except in the case of qualified retirement plans, the shares being exchanged must have a current value of at least $250; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the portfolio or fund into which the exchange is being made; if making an exchange to an existing account, the dollar value must equal or exceed the applicable minimum for subsequent investments. If any amount remains in the investment portfolio from which the exchange is being made, such amount must not be below the minimum account value required by the portfolio or fund.

Shares will be exchanged at the next determined net asset value. If an investor is exchanging all or a portion of his or her Class A shares into shares of the same Class of any portfolio of The Bear Stearns Funds or shares of the Money Market Portfolio, no additional sales load will be paid by the investor in connection with the exchange. No CDSC will be imposed on Class C shares at the time of an exchange. The charge applicable on redemption of the acquired Class C shares will be calculated from the date of the initial purchase of the Class C shares exchanged. To qualify, at the time of the exchange the investor must notify Bear Stearns, the Authorized Dealer or the Transfer Agent. Any such qualification is subject to confirmation of the investor's holdings through a check of appropriate records. No fees currently are charged shareholders directly in connection with exchanges, although the Portfolio reserves the right, upon not less than 60 days' written notice, to charge Shareholders a $5.00 fee in accordance with rules promulgated by the Commission. The Portfolio reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to Shareholders.


The exchange of shares of one portfolio or fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

Redirected Distribution Option

[The Redirected Distribution Option permits investment of investors' dividends and distributions in shares of other funds in the Bear Stearns family.]

The Redirected Distribution Option enables a Shareholder to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Portfolio in shares of the same Class of another portfolio or fund advised or sponsored by Bear Stearns of which the Shareholder is an investor, including The Bear Stearns Funds and the Money Market Portfolio of The RBB Fund, Inc. Shares of the other portfolio or fund will be purchased at the then-current net asset value. If an investor is investing in a Class that charges a CDSC, then shares purchased will be subject on redemption to the CDSC, if any, applicable to the purchased shares.

This privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. The Portfolio may modify or terminate this privilege at any time or charge a service fee. No such fee currently is contemplated.

                              How to Redeem Shares

General

[The redemption price will be based on the net asset value next computed after receipt of a redemption request; in certain instances a CDSC will be charged.]

Investors may request redemption of Portfolio shares at any time. Redemption requests may be made as described below. When a request is received in proper form, the Portfolio will redeem the shares at the next determined net asset value. If the investor holds Portfolio shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If the investor fails to specify the Class of shares to be redeemed or if the investor owns fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from the investor, the investor's Bear Stearns account executive or the investor's Authorized Dealer. The Portfolio imposes no charges (other than any applicable CDSC) when shares are redeemed directly through the Distributor.


The Portfolio redeems its shares upon request of a Shareholder on any Business Day at the net asset value next determined after the receipt of such request in proper form. Except in certain extraordinary circumstances permitted under the Investment Company Act, redemption proceeds will be mailed by check to Shareholders within three (3) days of receipt of a properly executed request. If shares to be redeemed were purchased by check, the Portfolio may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares. This may take up to fifteen (15) days. Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by Bear Stearns, any Authorized Dealer or the Transfer Agent. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been received. A Shareholder of the Portfolio may request redemption of shares of the Portfolio by telephone if the optional telephone transaction privilege is elected on the Account Information Form accompanying this Prospectus. See "How to Buy Shares."

The Portfolio may suspend redemption privileges or postpone the date of payment for more than three days after a redemption order is received during any period
(i) when the NYSE is closed other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the Commission, (ii) when an emergency exists, as defined by the Commission, which makes it not reasonably practicable for the Portfolio to dispose of securities owned by it or fairly to determine the value of its assets, or (iii) as the Commission may otherwise permit.


The Portfolio reserves the right to redeem the shares of any Shareholder whose account balance is less than $750 as a result of earlier redemptions. Such redemptions will not be implemented if the value of a Shareholder's account falls below the minimum account balance solely as a result of market conditions. The Trust will give sixty (60) days prior written notice to Shareholders whose shares are being redeemed to allow them to purchase sufficient additional shares of the Portfolio to avoid such redemption.

Contingent Deferred Sales Charge -- Class C Shares


[Class C shares of the Portfolio are subject to a CDSC of 1.00% upon redemption within one year of purchase.]

A CDSC of 1.00% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. No CDSC will be imposed to the extent that the net asset value of the Class C shares redeemed does not exceed
(i) the current net asset value of Class C shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of an investor's Class C shares above the dollar amount of all such investor's payments for the purchase of Class C shares held by the investor at the time of redemption.

If the aggregate value of Class C shares redeemed has declined below their original cost as a result of the Portfolio's performance, the applicable CDSC may be applied to the then-current net asset value rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class C shares above the total amount of payments for the purchase of Class C shares made during the preceding year; then of amounts representing shares purchased more than one year prior to the redemption; and finally, of amounts representing the cost of shares purchased within one year prior to the redemption.


For example, assume an investor purchased 100 shares of the Portfolio at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the first year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1.00% for a total CDSC of $2.40.

The CDSC applicable to Class C shares will be waived in connection with (a) redemptions made within one year after the death or disability, as defined in
Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Eligible Benefit Plans, (c) redemptions as a result of a combination of any investment company with the Portfolio by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and
(e) redemptions by such shareholders as the Commission or its staff may permit. If the Trustees determine to discontinue the waiver of the CDSC, the disclosure in the Portfolio's prospectus will be revised appropriately. Any Portfolio shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Portfolio's prospectus at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption an investor must notify the Transfer Agent or the investor's Bear Stearns account executive or the investor's Authorized Dealer must notify the Distributor. Any such qualification is subject to confirmation of an investor's entitlement.

Procedures

[Shareholders may redeem shares in several ways.]

Redemption through Bear Stearns or Authorized Dealers

Clients with a brokerage account may submit redemption requests to their account executives or Authorized Dealers in person or by telephone, mail or wire. As the Portfolio's agent, Bear Stearns or Authorized Dealers may honor a redemption request by repurchasing Portfolio shares from a redeeming Shareholder at the shares' net asset value next computed after receipt of the request by Bear Stearns or any Authorized Dealer. Under normal circumstances, within three (3) days, redemption proceeds will be paid by check or credited to the Shareholder's brokerage account at the election of the Shareholder. Bear Stearns account executives or Authorized Dealers are responsible for promptly forwarding redemption requests to the Transfer Agent. The telephone redemption privilege may be terminated or modified at any time upon thirty (30) days notice to Shareholders.

If an investor authorizes telephone redemption, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a representative of Bear Stearns or the Authorized Dealer and reasonably believed by the Transfer Agent to be genuine. The Portfolio will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Transfer Agent or the Portfolio may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Portfolio nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

Redemption Through the Transfer Agent


Portfolio Shareholders who are not clients with a brokerage account who wish to redeem shares must redeem their shares through the Transfer Agent by mail; other Shareholders also may redeem Portfolio shares through the Transfer Agent. Shareholders should mail redemption requests directly to the Transfer Agent:
PFPC Inc., Attn: Bear Stearns Investment Trust -- Emerging Markets Debt Portfolio, P.O. Box

8960, Wilmington, Delaware 19899-8960. A redemption request will be executed at the net asset value next computed after it is received in "good order." "Good order" means that the request must be accompanied by the following: (1) a letter of instruction specifying the number of shares or amount of investment to be redeemed (or that all shares credited to a Portfolio account be redeemed), signed by all registered owners of the shares in the exact names in which they are registered, (2) a guarantee of the signature of each registered owner by any commercial bank, trust company or member of a recognized stock exchange as described below, and (3) other supporting legal documents for estates, trusts, guardianships, custodianships, partnerships and corporations if any. Shareholders are responsible for ensuring that a request for redemption is received in "good order."

Signature Guarantees

A signature guarantee required in the case of redemptions greater than $25,000 is designed to protect the shareholders and the Portfolios against fraudulent transactions by unauthorized persons. In certain instances, such as transfer of ownership or when the registered shareholder(s) requests that redemption proceeds be sent to a different name of address than the registered name and address of record on the shareholder account, the Portfolio will require that the shareholder's signature be guaranteed. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency or savings association as defined by federal law. The institution providing the guarantee must see a signature ink stamp or medallion which states "Signature(s) Guaranteed" and be signed in the name of the guarantor by an authorized person with that person's title and the date. The Portfolio may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. Please note that a notary public stamp or seal is not acceptable. The Portfolio reserves the right to amend or discontinue its signature guarantee policy at any time and, with regard to a particular redemption transaction, to require a signature guarantee at its discretion.


Additional Information about Redemptions

A Shareholder may have redemption proceeds of $500 or more wired to the Shareholder's brokerage account or a commercial bank account designated by the Shareholder. A transaction fee of $7.50 may be charged for payments by wire. Questions about this option, or redemption requirements generally, should be referred to the Shareholder's Bear Stearns account executive, to any Authorized Dealer, or to the Transfer Agent if the shares are not held in a brokerage account. If a Shareholder requests redemption of shares which were purchased recently, the Portfolio may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to 15 days.


Because the Portfolio incurs certain fixed costs in maintaining Shareholder accounts, the Portfolio reserves the right to redeem all Portfolio shares in any Shareholder account with an aggregate net asset value of less than $750. If the Portfolio elects to do so, it will notify the Shareholder and provide the Shareholder the opportunity to increase the amount invested to $750 or more within (sixty) 60 days of the notice. The Portfolio will not redeem accounts that fall below $750 solely as a result of a reduction in net asset value per share.

Shareholders who have redeemed shares may reinstate their Portfolio account without a sales charge up to the dollar amount redeemed by purchasing shares of the same Portfolio within sixty (60) days of the redemption. To take advantage of this reinstatement privilege, Shareholders must notify their Bear Stearns account executive or Authorized Dealer at the time the privilege is exercised.

Automatic Withdrawal

Automatic withdrawal permits investors to request withdrawal of a specified dollar amount (minimum of $25) on either a monthly or quarterly basis if the investor has a $5,000 minimum account. An application for automatic withdrawal can be obtained from Bear Stearns or the Transfer Agent. Automatic Withdrawal may be ended at any time by the investor, the Portfolio or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through Automatic Withdrawal. Purchases of additional shares concurrently with withdrawals generally are undesirable.


Class C shares withdrawn pursuant to the Automatic Withdrawal will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.



                       Dividends, Distributions and Taxes

[Dividends will be automatically reinvested in additional Portfolio shares at net asset value unless payment in cash is requested or dividends are redirected into another fund pursuant to the Redirected Distribution Option.]

The Portfolio declares and pays as dividends quarterly to Shareholders substantially all of its net investment income (i.e., its income, including both original issue discount and market discount accretions, other than its net realized long and short-term capital gains and net realized foreign exchange gains). Substantially all of the Portfolio's net realized capital gains (net realized long-term capital gains in excess of net realized short-term capital losses, including any capital loss carryovers), net realized short-term capital gains and net realized foreign exchange gains, if any, are expected to be distributed each year by the Portfolio.


Each dividend and distribution, if any, declared by the Portfolio on its outstanding shares will, at the election of each Shareholder, be paid in cash or in additional shares of the Portfolio or redirected into another fund pursuant to the Redirected Distribution Option. This election should initially be made on a Shareholder's Account Information Form and may be changed upon written notice to either Bear Stearns, an Authorized Dealer or the Transfer Agent at any time prior to the record date for a particular dividend or distribution. If no election is made, all dividends and distributions will be reinvested in the Portfolio. The Portfolio distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the Investment Company Act. The Portfolio will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional shares of the Portfolio at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.

All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Portfolio, unless the Shareholder requests that they be paid in cash. Each purchase of shares of the Portfolio is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the

Portfolio (or in cash if the Shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. In order to provide sufficient time to process the change, such request should be received by the Transfer Agent at least five (5) business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to Bear Stearns or the Authorized Dealer which will be forwarded to the Shareholder, upon the receipt of proper instructions.


At the time of an investor's purchase of shares of the Portfolio, a portion of the price per share may be represented by undistributed income of the Portfolio or unrealized appreciation of the Portfolio's securities. Therefore, subsequent distributions (or portions thereof) attributable to such items, may be taxable to the investor even if the distributions (or portions thereof) in reality represent a return of a portion of the purchase price.


If a Shareholder buys shares immediately prior to the Portfolio's deduction of a distribution from its net asset value, the Shareholder will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

The Portfolio is not expected to have any federal tax liability; although investors should expect to be subject to federal, state or local taxes in respect of their investments in Portfolio shares.


The Portfolio will be treated as a separate entity for tax purposes and intends to continue to qualify and elect to be treated as a regulated investment company under Subchapter M of the Code. To qualify as such, the Portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to Shareholders. As a regulated investment company, the Portfolio will not be subject to Federal income or excise tax on any net investment income and net realized capital gains that are distributed to its Shareholders in accordance with certain timing requirements of the Code.


The Code provides for the carryover or some of all of the sales load imposed on the Portfolio's Class A shares if an investor exchanges such shares for shares of another fund or portfolio advised or sponsored by Bear Stearns or its affiliates within 91 days of purchase and such other fund reduces or eliminates its otherwise applicable sales load for the purpose of the exchange. In this case, the amount of the sales load charged the investor for such shares up to the amount of the reduction of the sales load charge on the exchange, is not included in the basis of such shares for purposes of computing gain or loss on the exchange, and instead is added to the basis of the fund shares received on the exchange.


Investors who purchase shares shortly before the record date for a distribution will pay a per share price that includes the value of the anticipated distribution and will be taxed on the distribution when received even though the distribution represents a return of a portion of the purchase price. Redemptions of shares are taxable events on which a Shareholder may recognize a gain or loss.

Individuals and certain other classes of Shareholders may be subject to 31% withholding of Federal income tax on distributions and redemptions if they fail to furnish the Portfolio with their correct taxpayer identification number and certain certifications regarding their tax status or if they are otherwise subject to withholding. Individuals, corporations and other Shareholders that are not U.S. persons under the

Code are generally subject to withholding at the rate of 30% (or lower rate provided by an applicable tax treaty) on dividends and certain other payments from the Portfolio.

In addition to Federal taxes, a Shareholder may be subject to state, local or foreign taxes on payments received from the Portfolio. A state tax exemption may be available to the extent distributions of the Portfolio are derived from interest on certain U.S. government securities.

For a detailed discussion of certain Federal, state and local tax consequences of investing in shares of the Portfolio, see "Taxation" in the Statement of Additional Information. Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state and local taxes as well as to any foreign taxes.

                             Performance Information

[The Portfolio may advertise its performance in a number of ways.]


For purposes of advertising, performance for each Class of shares may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Portfolio during the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable distribution and shareholder servicing fees. As a result, at any given time, the performance of Class C shares should be expected to be lower than that of Class A shares. Performance for each class will be calculated separately.


Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Portfolio was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Portfolio's performance will include its average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Portfolio has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Portfolio's actual total return for the applicable period.


Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value (or maximum public offering price in the case of Class A shares) per share at the beginning of the period. Class C shares total return advertisements will reflect the deduction of the CDSC, as appropriate. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return for the Portfolio also may be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class C shares. Calculations based on the net asset value per share do not reflect the deduction of the sales load on the Portfolio's Class A shares, which, if reflected, would reduce the performance quoted.

Quotations of distribution rates are calculated by analyzing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the average net asset value during the period for which the distribution rates are being calculated.

The Portfolio may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition to the above, the Portfolio may from time to time advertise its performance relative to certain performance rankings and indices.


The investment results of the Portfolio will fluctuate over time, and any presentation of investment results for any prior period should not be considered a representation of what an investment in the Portfolio may earn or what the Portfolio's performance may be in any future period. In addition to information provided in Shareholder reports, the Portfolio may from time to time, in its discretion, make a list of the Portfolio's holdings available to investors upon request. A discussion of the Portfolio's performance will be included in the Portfolio's annual report to Shareholders which will be made available to Shareholders upon request and without charge. Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investments companies using a different method of calculating performance.

Comparative performance information may be used from time to time in advertising or marketing the Portfolio's shares, including data from Lipper Analytical
Services, Inc., Morningstar, Inc., Moody's Bond Survey Index and components thereof, Mutual Fund Values, Mutual Fund Forecaster, Mutual Fund Investing and other industry publications.



                               General Information

Shares of the Portfolio


The Portfolio is a series of Bear Stearns Investment Trust, which was organized under the laws of The Commonwealth of Massachusetts on October 15, 1992 as a Massachusetts business trust under an Agreement and Declaration of Trust (the "Trust Agreement"). The Portfolio commenced investment operations on May 3, 1993. Under the Trust Agreement, the Trustees are authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value per share. The Portfolio's shares are classified into three distinct classes of shares; Class A, Class C and Class Y shares. Each share has one vote and shareholders will vote in the aggregate and not by Class, except as otherwise required by law. Additional series may be added in the future from time to time. Each share when issued and paid for as described in this Prospectus, is fully paid and non-assessable.


Under Massachusetts law, there is a possibility that shareholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of such trust. The Trust Agreement contains provisions intended to limit such liability and to provide indemnification out of Trust property of any Shareholder charged or held personally liable for obligations or liabilities of the Trust solely by reason of being or having been a Shareholder of the Trust and not because of such

Shareholder's acts or omissions or for some other reason. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

Unless otherwise required by the Investment Company Act, ordinarily it will not be necessary for the Trust to hold annual meetings of Shareholders. As a result, Trust Shareholders may not consider each year the election of Trustees or the appointment of independent accountants. However, pursuant to the Trust's By-Laws, the record holders of at least 20% of the shares outstanding and entitled to vote at a special meeting may require the Trust to hold such special meeting of Shareholders for any purpose except that the record holders of at least 10% of the shares outstanding may call a special meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and Shareholders may, under certain circumstances as permitted by the Investment Company Act, communicate with other Shareholders in connection with requiring a special meeting of Shareholders. In addition, the Portfolio is required to assist Shareholder communication in connection with calling of Shareholder meetings to consider removal of a Trustee. Trust Shareholders may remove a Trustee by the affirmative vote of a majority of the Trust's outstanding shares. The Board of Trustees, however, will call a meeting of Shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by Shareholders.


The Trust issues certificates representing the Portfolio's shares, and the Transfer Agent maintains a record of each Shareholder's ownership. Each Shareholder receives confirmation of purchase and redemption orders from the Transfer Agent, or directly from Bear Stearns or any Authorized Dealer. Portfolio shares and any dividends and distributions paid by the Portfolio are reflected in statements from the Transfer Agent, or directly from Bear Stearns or any Authorized Dealer.

Rule 18f-2 under the Investment Company Act provides that any matter required to be submitted under the provisions of the Investment Company Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of such portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, the Rule 18f-2 exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of Rule 18f-2.

The Transfer Agent maintains a record of share ownership and will send confirmations and statements of account.

Shareholder Inquiries

Shareholder inquiries may be addressed to Bear Stearns at 245 Park Avenue, New York, New York 10167, your Bear Stearns account executive or any Authorized Dealer or by calling Bear Stearns toll-free at 1-800-766-4111 or by writing to the Portfolio at PFPC Inc., Attention: Emerging Markets Debt Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960 or by calling the Transfer Agent toll-free at 1-800-447-1139.


Portfolio Turnover


The Portfolio is free to dispose of its portfolio securities at any time, subject to compliance with the Code and the Investment Company Act, when changes in circumstances or conditions make such turnover desirable in light of the Portfolio's investment objective. Although it is the policy of the Portfolio generally not to engage in trading for short-term gains, the Portfolio may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed income securities of different countries, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. The portfolio turnover rate for the Portfolio may vary greatly from year to year. A high rate of turnover involves correspondingly greater expenses, increased aggregate brokerage commissions, which must be borne by the Portfolio and its Shareholders, and the incidence of short-term capital gain (which is taxable to Shareholders as ordinary income upon distribution to them) and may under certain circumstances make it more difficult for the Portfolio to qualify as a regulated investment company under the Code. It may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares. The turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly market value of the Portfolio's securities, excluding securities having a maturity at the date of purchase of one year or less. For the period May 3, 1993 to March 31, 1994, for the fiscal year ended March 31, 1995, for the fiscal year ended March 31, 1996, and for the fiscal year ended March 31, 1997, the portfolio turnover rate for the Class A shares was 100.85%, 35.01%, 266.46%, and 223.41%, respectively. For the period July 26, 1995 through March 31, 1996, and for the fiscal year ended March 31, 1997, for the Class C shares, the portfolio turnover rate was 266.46% and 223.41%, respectively. The annual portfolio turnover rate for the Portfolio is expected to be between 250% and 325%. However, the Portfolio's portfolio turnover rate may exceed 325% when the Investment Manager believes the anticipated benefits of short-term investments outweigh any increase in transaction costs or increase in capital gains. These rates should not be considered as limiting factors.


Reports To Shareholders

Each Shareholder is sent an annual report containing audited financial statements and a semiannual report. Each Shareholder is also provided with a printed confirmation for each transaction in the Shareholder's account and an individual monthly statement. The Portfolio does not generally provide sub-accounting services.

Additional Information

The term "majority of the outstanding shares" of the Portfolio means the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

As used in this Prospectus, the term "Business Day" refers to those days when the NYSE is open for business. Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the
Portfolio's  official  sales  literature  in  connection  with the  offer of the
Portfolio's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.

APPENDIX A


RATINGS OF CORPORATE DEBT INSTRUMENTS
MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

FIXED-INCOME SECURITY
RATINGS

Aaa Fixed-income securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Fixed-income securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Fixed-income securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Fixed-income securities which are rated Baa are considered as medium grade obligations: i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Fixed-income securities rated Aaa, Aa, A and Baa are considered investment grade.

Ba       Fixed-income   securities  which  are  rated  Ba  are  judged  to  have
         speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

B Fixed-income securities which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Fixed-income securities which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Fixed-income securities which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Fixed-income securities which are rated C are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its municipal fixed-income security rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


COMMERCIAL PAPER RATINGS

Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-l, Prime-2, Prime-3.

Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS GROUP, a division of The
   McGraw-Hill Companies, Inc.  ("STANDARD & POOR'S")

FIXED-INCOME SECURITY
RATINGS

A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligations; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

BBB Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

         Fixed-income securities rated AAA, AA, A and BBB are considered investment grade.

BB Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

B Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C        The  rating  "C"  is  typically  applied  to  fixed-income   securities
         subordinated to senior debt which is assigned an actual or implied "CCC" rating.

         CI The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

D In payment default. The "D" rating is used when payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

COMMERCIAL PAPER RATINGS

Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

A-1 indicates that the degree of safety regarding timely payment is very strong.

A-2      indicates  capacity for timely payment on issues with this  designation
         is  strong.   However,   the  relative  degree  of  safety  is  not  as
         overwhelming as for issues designated "A-l".

A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

THE
BEAR STEARNS
FUNDS

245 Park Avenue

New York, NY  10167

1.800.766.4111


Distributor
Bear, Stearns & Co. Inc.
245 Park Avenue
New York, NY  10167

Investment Manager
Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY  10167

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA  02109

Transfer & Dividend
Disbursement Agent
PFPC Inc.
Bellevue Corporate Center
400 Bellevue Parkway
Wilmington, DE  19809

Counsel
Mayer, Brown & Platt
1675 Broadway
New York, NY  10019

Independent Auditors
Deloitte & Touche LLP
2 World Financial Center
New York, NY  10281

NO  PERSON  HAS  BEEN  AUTHORIZED  TO  GIVE  ANY  INFORMATION  OR  TO  MAKE  ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THE EMERGING MARKETS DEBT PORTFOLIO'S PROSPECTUS AND IN THE EMERGING MARKET DEBT PORTFOLIO'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE EMERGING MARKETS DEBT PORTFOLIO'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PORTFOLIO. THE EMERGING MARKETS DEBT PORTFOLIO'S PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

PROSPECTUS


                         Emerging Markets Debt Portfolio

Emerging Markets Debt Portfolio (the "Portfolio") is organized as a separate, non-diversified portfolio of Bear Stearns Investment Trust (the "Trust"), an open-end management investment company organized under the laws of The Commonwealth of Massachusetts. The Portfolio seeks to provide investors with high current income by investing primarily in Debt Obligations of issuers located in Emerging Countries. The Portfolio's secondary objective is to provide investors with capital appreciation. See "Investment Objective and Policies."
There can be no assurance that the Portfolio will achieve its investment objective.


Investments in securities in Emerging Countries and investments in securities denominated in foreign currencies, as well as the active management techniques that the Portfolio may employ, entail risks in addition to those that are customarily associated with investing in dollar-denominated U.S. debt securities. In addition, at any one time, substantially all of the Portfolio's assets may be invested in Debt Obligations that are unrated or below investment grade. Investments in below investment grade Debt Obligations, commonly known as "JUNK BONDS," and certain unrated Debt Obligations may involve risks not associated with investment grade securities, including among others, overall greater risk of non-payment of principal and interest (default), sensitivity to general economic conditions and changes in interest rates, greater market price volatility and less liquid secondary market trading. As a result, the Portfolio is intended for long-term investors who can accept the risks associated with its investments and may not be suitable for all investors. Investors should carefully consider these risks before investing. See "Description of the Portfolio -- Investment Objective," p. 6; "Description of the Portfolio -- Investment Restrictions," p. 13; and "Risk Factors and Special Considerations,"
p. 14.


By this Prospectus, Class Y Shares of the Portfolio are being offered. Class Y shares are sold at net asset value without a sales charge to investors whose minimum investment is $2.5 million. The Portfolio issues other classes of shares which have sales charges and different expenses which would affect performance. Investors desiring to obtain information about these other classes of shares should call 1-800-766-4111 or ask their sales representatives or the Portfolio's distributor.

Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies, Inc., serves as investment manager to the Portfolio.

Bear, Stearns & Co. Inc. ("Bear Stearns"), an affiliate of BSFM, serves as the Portfolio's distributor.

                          ----------------------------

This Prospectus sets forth concisely the information about the Portfolio that a prospective investor ought to know before investing. It should be read and retained for future reference.


The Statement of Additional Information, dated May 30, 1997, containing further information about the Portfolio which may be of interest to investors, has been filed with the Securities and Exchange Commission, which information is incorporated herein by reference in its entirety. For a free copy, write to the address or call one of the telephone numbers listed under "General Information" in this Prospectus.


                          ----------------------------

Mutual fund shares are not deposits or obligations of, or guaranteed by, any bank, and are not federally insured by the Federal Insurance Corporation, the Federal Reserve Board, or any other agency.

The net asset value of funds of this type will fluctuate.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                  May 30, 1997

                                Table of Contents
                                -----------------

                                                                    Page
                                                                    ----

Summary  ...........................................................  3

Fee Table...........................................................  5

Description of the Portfolio........................................  6

Risk Factors and Special Considerations............................. 14

Management of the Portfolio......................................... 20

How to Buy Shares................................................... 22

Shareholder Services................................................ 24

How to Redeem Shares................................................ 25

Dividends, Distributions and Taxes.................................. 27

Performance Information............................................. 29

General Information................................................. 29


Appendix ........................................................... A-1

                                     Summary

General


The Portfolio is organized as a separate, non-diversified portfolio of Bear Stearns Investment Trust (the "Trust"), an open-end, management investment company organized under the laws of The Commonwealth of Massachusetts. By this Prospectus, only Class Y Shares of the Portfolio are being offered. From time to time, other portfolios may be established and sold pursuant to other offering documents.


Investment Objective

The investment objective of the Portfolio is to provide investors with high current income by investing primarily in Debt Obligations (as defined herein) of issuers located in Emerging Countries. The Portfolio's secondary objective is to provide investors with capital appreciation. There can be no assurance that the Portfolio will achieve its investment objective.

The Portfolio defines "Debt Obligations" to include fixed or floating rate bonds, notes, debentures, commercial paper, Loans (as defined herein), Brady Bonds, convertible securities, and other debt securities issued or guaranteed by governments, agencies or instrumentalities, central banks, commercial banks or private issuers, including repurchase agreements with respect to obligations of governments or central banks. See "Description of the Portfolio -- Investment Objective and Policies." The Portfolio considers "Emerging Countries" to include any country that is generally considered to be an emerging or developing country by the World Bank, the International Finance Corporation or the United Nations and its authorities. The Investment Manager may invest in Debt Obligations that it determines to be proper investments for the Portfolio notwithstanding any credit ratings that may be assigned to such securities. At any one time, substantially all of the Portfolio's assets may be invested in Debt Obligations that are unrated or below investment grade.

Risk Factors

Investors should carefully consider the risks of investing in securities of issuers in Emerging Countries and non-dollar denominated securities. Generally, while the Portfolio offers potential returns higher than those available from U.S. government securities, there is also a substantially greater risk of loss. The Portfolio may not be suitable for all investors, and is intended for long-term investors who can accept the risks associated with its investments. Investors should carefully consider these risks before investing. See "Description of the Portfolio -- Investment Objective" and "Risk Factors and Special Considerations."

Low Rated and Unrated Instruments. At any one time, substantially all of the Portfolio's assets may be invested in Debt Obligations that are unrated or below investment grade. Low rated debt instruments, commonly known as "JUNK BONDS," and certain unrated debt instruments generally offer a higher current yield than that available from investment grade issues, but involve greater risk. Low rated and certain unrated securities are especially subject to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates.

Discount Obligations. As a result of the Portfolio holding securities purchased at a discount, the Portfolio may be required to sell securities to meet required dividend distributions to Shareholders. Under adverse market conditions, this may result in Shareholders receiving a portion of their original purchase price as a taxable dividend and could further negatively impact net asset value.

Political and Economic Factors. Investing in Debt Obligations of Emerging Countries involves considerations and potential risks relating to political and economic developments abroad. Governments of many Emerging Countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Accordingly, government actions in the future could have a significant effect on economic conditions in Emerging Countries, which could affect the value of securities in the Portfolio's portfolio.

Foreign Exchange Risk. The value of non-dollar denominated securities of issuers in Emerging Countries is affected by changes in currency exchange rates or exchange control regulations. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are affected by the international balance of payments, economic and financial conditions, government intervention, speculation and other factors. Many of the currencies of Emerging Countries have experienced significant devaluations relative to the U.S. dollar and major adjustments have been made in certain of them at times. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets denominated in that currency and thereby impact upon the Portfolio's total return on such assets. A decline in the exchange rate would reduce the value of certain portfolio securities. In addition, if the exchange rate for the currency in which the Portfolio receives interest payments declines against the U.S. dollar before such interest is paid as dividends to Shareholders, the Portfolio may have to sell securities to obtain sufficient cash to pay such dividends.

Sovereign Debt. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Portfolio may have limited recourse in the event of a default.

Investing in Securities Markets of Emerging Countries. Certain of the risks associated with investments generally are heightened for investments in Emerging Countries. For example, securities markets in Emerging Countries may be less liquid, more volatile and less subject to governmental regulation than U.S. securities markets. There may be less publicly available information about issuers in Emerging Countries than about domestic issuers.

Investment Practices. The Portfolio may employ investment techniques involving risks different from those associated with investing solely in dollar denominated fixed income securities of U.S. issuers. Losses resulting from the use of such strategies would reduce the Portfolio's net asset value, and possibly income, and the losses can be greater than if the strategies had not been used.


Non-Diversification. Since the Portfolio is "non-diversified" under the Investment Company Act of 1940, as amended (the "Investment Company Act") it is subject only to certain tax diversification requirements. The Portfolio may, with respect to 50% of its assets, invest up to 25% of its assets in the securities of any one issuer (except that this limitation does not apply to U.S. Government securities). With respect to the remaining 50% of its assets, the Portfolio may not invest more than 5% of its assets in the securities of any one issuer (except the U.S. Government). To the extent that the Portfolio is non-diversified under the Investment Company Act, it will be more susceptible to adverse developments affecting any single issuer of portfolio securities.


Management of the Portfolio

Bear Stearns Funds Management Inc. ("BSFM" or the "Investment Manager") serves as the Portfolio's investment manager pursuant to an Investment Management Agreement.

For its investment advisory and management services, the Investment Manager receives from the Portfolio a monthly fee equal on an annual basis to a percentage of the Portfolio's average daily net assets. The maximum fee payable to the Investment Manager is 1.15% of the Portfolio's net assets up to $50 million, 1.0% of the Portfolio's average daily net assets of more than $50 million but not in excess of $100 million and 0.70% of the Portfolio's average daily net assets above $100 million. The investment management fees paid by the Portfolio are greater than those paid by most funds, but are believed by the Investment Manager to be appropriate for fees paid by funds with a global investment strategy. See "Management of the Portfolio." Bear Stearns serves as the distributor for the Portfolio in the sale of its shares.

Brown Brothers Harriman & Co. (the "Custodian") acts as the custodian of the Portfolio's assets and may employ subcustodians outside the United States approved by the Trustees of the Portfolio in accordance with regulations of the Securities and Exchange Commission (the "Commission"). Under the Transfer Agency Agreement with the Portfolio, PFPC Inc. (the "Transfer Agent" or the "Administrator") provides transfer agency services and responds to inquiries from the Shareholders.

The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.

                                                     Fee Table


Shareholder Transaction Expenses                                         Class Y

Maximum Sales Load Imposed on Purchases
(as a % of offering price)..........................................      None
Maximum Deferred Sales Charge Imposed on Redemptions (as a
percentage of the amount subject to charge) ........................      None

Annual Portfolio Operating Expenses
(as a percentage of average daily net assets)


Management Fees (after fee waiver)*.................................      0.11%
Distribution (Rule 12b-1) Fees (b)..................................      None
Other Expenses (after expense reimbursements)*......................      1.54%
Total Portfolio Operating Expenses (after fee waiver and expense
reimbursement)*.....................................................      1.65%


Example:

You would pay the following expenses on a hypothetical $1,000 investment assuming (1) a 5% annual return and the reinvestment of dividends and (2) redemption of all shares at the end of each time period:

    1 Year   .............................................        $ 16.78
    3 Years...............................................        $ 52.03
    5 Years...............................................        $ 89.69
    10 Years..............................................        $195.45




* Based on estimated expenses for the current fiscal year. The Investment Manager has undertaken to waive its compensation and assume its expenses (except the brokerage fees, extraordinary items and taxes) provided in the Investment Management Agreement to maintain total operating expenses to the extent that Total Portfolio Operating Expenses exceed 1.65%. The waiver of compensation will automatically expire at such time as the Portfolio has average net assets of $50 million or total operating expenses of the Portfolio are less than 2.00% per annum of the average daily net assets, unless the Investment Manager in its sole discretion determines to continue the waiver of compensation. Without such waiver, the investment management fees would be equal on an annual basis to 1.15% of the Portfolio's average daily net assets up to $50 million, 1.00% of the Portfolio's average daily net assets of more than $50 million but less than $100 million, and 0.70% of the Portfolio's average daily net assets above $100 million. Without such waiver by the Investment Manager, total portfolio operating expenses would be equal on an annual basis to 2.45% of average net assets.


       The amounts listed in the example should not be considered as representative of future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Portfolio's actual performance will vary and may result in an actual return greater or less than 5%.


The purpose of the foregoing table is to assist investors in understanding the various costs and expenses of the Portfolio that an investor in the Portfolio will bear directly or indirectly, the payment of which will reduce investors' annual return. The example assumes fees are paid at the rates provided in the table.

In addition to the expenses noted above, a transaction fee of $7.50 may be charged for payments of redemption proceeds by wire. See "How to Redeem Shares." For a description of the expense reimbursement or waiver arrangements in effect, see "Management of the Portfolio."

Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Portfolio's actual performance will vary and may result in an actual return greater or less than 5%.

                          Description of the Portfolio

General

[The Portfolio is a series of Bear Stearns Investment Trust.]

Emerging Markets Debt Portfolio (the "Portfolio") is organized as a separate, non-diversified portfolio of Bear Stearns Investment Trust (the "Trust"), an open-end management investment company organized under the laws of The Commonwealth of Massachusetts on October 15, 1992. The Portfolio commenced investment operations on May 3, 1993. By this Prospectus, only Class Y shares of the Portfolio are being offered. From time to time, other portfolios may be established and sold pursuant to other offering documents. See "General Information."


Investment Objective

[The Portfolio seeks to provide investors with high current income by investing primarily in Debt Obligations of issuers in Emerging Countries.]

The Portfolio seeks to provide investors with high current income by investing primarily in Debt Obligations of issuers in Emerging Countries. The Portfolio's secondary objective is to provide investors with capital appreciation. The
Portfolio considers "Emerging Countries" to include any country that is generally considered to be an emerging or developing country by the World Bank, the International Finance Corporation or the United Nations and its authorities. The countries that will not be considered Emerging Countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, United Kingdom, and United States. The Portfolio primarily invests in a combination of
(a) high-yield dollar-denominated instruments and (b) local currency instruments in Emerging Countries where the relationship between interest rates and anticipated foreign exchange movements relative to the U.S. dollar is expected to result in a high dollar rate of return. Although the Portfolio's primary investment objective is current income, the Portfolio also intends to take advantage of opportunities to realize capital appreciation from its investments when such opportunities arise. Investing in local currency and dollar-denominated medium and long term debt in Emerging Countries offers the potential for capital appreciation due to interest rate and currency exchange fluctuations and improving credit quality. No assurance can be given that the Portfolio's investment objective will be achieved.


The Portfolio's investment objective may not be changed without the approval of a majority (as defined in the Investment Company Act) of the outstanding voting securities of the Portfolio.



Investment Policies

The investment policies of the Portfolio are non-fundamental and may be changed without a vote of the shareholders of the Portfolio. The Portfolio's investment policies are designed to enable it to capitalize on attractive investment opportunities which exist in Emerging Countries as a result of worldwide economic integration and the rapidly changing political and economic environment affecting the debt of Emerging Countries.

The Portfolio may invest at least 80% of its total assets in Debt Obligations (defined below) of issuers in Emerging Countries. The Portfolio intends to focus its investments in countries in Asia, Eastern

Europe, Latin America and Africa. The Portfolio may invest up to 20% of its total assets in Debt Obligations of issuers that are not considered to be issuers in Emerging Countries.

The Portfolio may invest at least 30% of its total assets in Debt Obligations of issuers in Latin America. The Portfolio considers "Latin America" to include the following countries: Argentina, Bolivia, Brazil, Chile, Colombia, Costa Rica, Dominican Republic, Ecuador, Guatemala, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Uruguay and Venezuela.

At least 70% of the Portfolio's total assets are invested in U.S. dollar denominated instruments. Up to 30% of the Portfolio's assets may be invested in Debt Obligations denominated in local currencies provided that no more than 20% of the Portfolio's assets are expected to be invested in Debt Obligations denominated in the currency of any one country. To the extent the Portfolio invests in non-dollar denominated securities, the Portfolio will be subject to risks relating to fluctuations in currency exchange rates and the possible imposition of exchange control regulations (e.g., currency blockage) or other foreign or U.S. laws or restrictions applicable to such investments. See "Risk Factors and Special Considerations."

Under normal circumstances, the Portfolio invests at least 70% of its total assets in Debt Obligations of issuers in at least three Emerging Countries. The Portfolio may not invest more than 40% of its assets in Debt Obligations of issuers located in any one country. Investing the Portfolio's assets in securities of issuers located in Emerging Countries will subject the Portfolio to the risks of adverse social, political or economic events which may occur in such foreign countries (see "Risk Factors and Special Considerations"). When the Investment Manager believes unusual circumstances warrant a defensive posture, the Portfolio temporarily may invest up to all of its assets in cash (U.S. dollars) or U.S. government securities.

The Portfolio considers an issuer to be located in an Emerging Country if (i) the issuer derives 50% or more of its total revenues from either goods produced, sales made or services performed in Emerging Countries, or (ii) the issuer is organized under the laws of, and with a principal office in, an Emerging Country.

The Investment Manager may invest in Debt Obligations that it determines to be suitable investments for the Portfolio notwithstanding any credit ratings that may be assigned to such securities. At any one time substantially all of the Portfolio's assets may be invested in Debt Obligations that are unrated or below investment grade. The Portfolio will purchase non-performing securities and some of these securities may be comparable to securities rated as low as D by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P") or C by Moody's Investors Service, Inc. ("Moody's") (the lowest credit ratings of such agencies). A substantial portion of the Portfolio's holdings of Debt Obligations are expected to trade at substantial discounts from face value. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. The ratings do not necessarily reflect the current or future composition of the Portfolio. A description of the ratings of the various securities in which the Portfolio may invest appears in Appendix A to this Prospectus.

Debt Obligations in which the Portfolio may invest may have stated maturities ranging from overnight to 30 years and may have floating or fixed interest rates. The average maturity of the Portfolio's investments will vary based upon the Investment Manager's assessment of economic and market conditions. Because the Portfolio intends to hold fixed-rate instruments, some of which may have long maturities, the value of the securities held by the Portfolio, and thus the net asset value of the shares of the Portfolio, generally will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a debt or other fixed income security was purchased, such security, if sold, might be sold at a price less than its cost. Conversely, if interest rates have declined from the time such a security was purchased, such security, if sold, might be sold at a price greater than its cost.

Debt markets in Emerging Countries presently consist of a wide variety of instruments issued by developing countries, related institutions and companies. The Portfolio intends to invest in two broad classes of securities: dollar denominated instruments traded in secondary markets outside of the Emerging Countries which have issued the securities, and non-dollar denominated securities (as defined herein) which are traded in the country of issue and/or in secondary markets.

A substantial portion of the dollar denominated Debt Obligations in which the Portfolio intends to invest had their origin in syndicated bank loans made during the 1970s and early 1980s. As a consequence of the substantial volatility in commodity prices, and the dramatic increase in interest rates in the early 1980s, many emerging countries defaulted on these loans. Much of the debt owed by governments to commercial banks was subsequently restructured, involving the exchange of outstanding bank indebtedness for Brady Bonds (as described below). Brady Bonds, remaining outstanding bank loans and a relatively small but growing number of newly issued government, agency and corporate bond issues make up the large and growing debt market in Emerging Countries. The investment vehicles which the Investment Manager is expected to acquire or utilize on behalf of the Portfolio are described below.

Brady Bonds. "Brady Bonds" are debt securities issued in an exchange of outstanding commercial bank loans to public and private entities in Emerging Countries in connection with sovereign debt restructurings, under a plan, introduced by former U.S. Secretary of the Treasury Nicholas F. Brady, known as the Brady Plan. Agreements implemented under the Brady Plan are designed to reduce the debt service burden of heavily indebted nations, in exchange for various forms of credit enhancement coupled with economic policy reforms designed to improve the debtor country's ability to service its external obligations. The Brady Plan only sets forth the guiding principles for debt reduction and economic reform, emphasizing that solutions must be negotiated on a case by case basis between debtor nations and their creditors. As a result, the financial packages offered by each country differ.


Debt reduction is generally carried out through the exchange of outstanding commercial bank debt for various types of bonds, which may include (i) bonds issued at 100% of face value of such debt, (ii) bonds issued at a discount to face value of such debt, (iii) bonds offering fixed or floating rates of interest, (iv) bonds bearing a below market rate of interest which increases over time, and (v) bonds issued in exchange for the advancement of new money by existing lenders. Credit enhancement may take the form of collateralizing the principal with U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such bonds. Collateral purchases are financed by the International Monetary Fund ("IMF"), the World Bank and the debtor nation's reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors.


As a pre-condition to issuing Brady Bonds, debtor nations are generally required to agree to the implementation of certain domestic monetary and fiscal reform measures with the World Bank or the IMF. Such measures have included the liberalization of trade and foreign investments, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to improve the debtor's ability to service its external obligations and promote its growth and development.

Brady Bonds have been issued by a number of Emerging Countries, primarily in Latin America. Several other Emerging Countries are currently negotiating or have reached agreement with their creditors in sovereign debt restructuring that will result in the issuance of Brady Bonds. For purposes of applicable tax and Investment Company Act rules and regulations, Brady Bonds are not considered U.S. government securities.

The Portfolio may invest in either collateralized or uncollateralized Brady Bonds. Brady Bonds are issued in various currencies (primarily U.S. dollars) and are actively traded in the over-the-counter ("OTC") secondary market for debt of Emerging Country issuers. Because of the large size of most Brady Bond issues, Brady Bonds are generally highly liquid instruments. Brady Bonds may be collateralized or uncollateralized, may carry floating or fixed rates of interest, and may have maturities of up to 30 years. The most common are 30-year collateralized fixed-rate "par bonds" and floating-rate "discount bonds," which are collateralized as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds, and carry at least one year's rolling interest-rate guarantee in the form of cash or marketable securities.

Investors should recognize that Brady Bonds have been issued only recently, and accordingly they do not have a long payment history. There can be no assurance that the Brady Bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings. For a discussion of the risks involved in investing in Brady Bonds, see "Risk Factors and Special Considerations -- Sovereign Debt."

Loans. The Portfolio may invest up to 20% of its total assets in Loans. The Portfolio defines "Loans" as fixed and floating rate loans arranged through private negotiations between one or more financial institutions and an obligor in an Emerging Country. Generally, the Loans purchased by the Portfolio will be floating-rate debts which have been outstanding for several years, may have been restructured and trade at a substantial discount to face value. Such Loans trade in the international OTC secondary market.

The Portfolio may invest in Loans in the form of participations in or assignments of Loans or portions of Loans from third parties. A loan assignment results in the passing of title in the Loan to the Portfolio, along with all of its rights and obligations. In a participation, a financial institution will generally sell the Portfolio the right to receive payments of principal, interest and any fees due under the Loan. Participations typically will result in the Portfolio having a contractual relationship only with lenders and not with borrowers. As a result, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the Loan, and the Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. The Portfolio will acquire participations only if the seller of the participation is determined by the Investment Manager to be creditworthy.

Although Loans are traded among certain financial institutions, some of the Loans the Portfolio may invest in will be considered illiquid. The characteristics of the Loans are reviewed to determine their liquidity. The Trustees have adopted guidelines and delegated to the Investment Manager the function of monitoring and determining the liquidity of Loans, although the Board of Trustees retains ultimate responsibility for any determination regarding a liquid market for the Loans. The Portfolio will not invest in Loans determined to be illiquid by the Board of Trustees if any such investment, together with any other illiquid assets held by the Portfolio, amounts to more than 15% of its net assets.

Non-Dollar Denominated Securities. The Portfolio may invest up to 30% of its total assets in non-dollar denominated securities provided that no more than 20% of the Portfolio's assets are expected to be invested in Debt Obligations denominated in the currency of any one country. Investments in non-dollar denominated securities will include fixed and/or floating rate instruments, including discount notes, commercial paper, debentures and other debt securities issued by public or private sector entities. Such investments may also include debt securities which are payable in local currency in amounts calculated with reference to the U.S. dollar. The Portfolio will invest in short term or floating rate non-dollar denominated securities when the Investment Manager believes that the relationship between local interest rates, inflation and currency exchange rates will result in a high dollar return.

The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time. In addition, the performance of non-dollar denominated securities will depend on, among other things, the strength of the foreign currency against the U.S. dollar. Appreciation in the value of the foreign currency generally can be expected to increase, and declines in the value of foreign currencies relative to the U.S. dollar will depress, the value of the Portfolio's non-dollar denominated securities. Currently, because of high inflation and other factors, the currencies of the countries in which the Portfolio intends to invest are generally expected to depreciate against the U.S. dollar. However, to the extent that local interest rates in such countries exceed the rate of currency devaluation, the potential for attractive returns in dollars exists. The Investment Manager evaluates currencies on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data, but will not generally be involved in active currency forecasting. The Portfolio may or may not hedge or cross hedge its foreign currency exposure. See "Description of the Portfolio -- Investment Practices".

Convertible Securities. The Portfolio may invest up to 10% of its total assets in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible debt securities have characteristics of both fixed income and equity investments. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other debt securities of comparable maturity and quality that are not convertible) and its "conversion value" (the value of the option to convert the security into the underlying common stock). The Portfolio intends to invest only in convertible securities which have a low conversion value and which, absent any potential gain from conversion or increase in conversion value, are expected to provide the Portfolio with returns similar to those of non-convertible debt securities of similar maturity and quality. The Portfolio does not intend to convert any convertible securities it may own into equity, however, it may do so for temporary purposes. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into the underlying stock or sell it to a third party. Any of these actions could have an adverse effect on the Portfolio's ability to achieve its investment objective.

Repurchase Agreements. The Portfolio may enter into repurchase agreements, which may be viewed as a type of secured lending by the Portfolio, and which typically involves the acquisition by the Portfolio of debt securities from a selling financial institution, such as a bank, savings and loan association or broker-dealer. In a repurchase agreement, the Portfolio purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement. The principal risk is that, if the seller defaults, the Portfolio might suffer a loss to the extent the proceeds from the sale of the underlying securities and other collateral held by the Portfolio in connection with the related repurchase agreement are less than the repurchase price. Repurchase agreements maturing in more than seven days are considered by the Portfolio to be illiquid.

When-Issued Securities; When, As and If Issued Securities; and Delayed Delivery Transactions. The Portfolio may purchase securities on a when-issued basis. When-issued transactions arise when securities are purchased by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. The Portfolio may also purchase securities on a forward commitment basis. In a forward commitment transaction, the Portfolio contracts to purchase securities for a fixed price at a future date beyond customary settlement time. The Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. Although the Portfolio would generally purchase securities on a when-issued forward commitment basis with the intention of actually acquiring securities for its portfolio, the Portfolio may dispose of a when-issued security or forward commitment prior to settlement if the Investment Manager deems it appropriate to do so.

The issuance of some of the securities in which the Portfolio may invest depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring ("when, as and if issued securities"). As a result, the period from the trade date to the issuance date may be considerably longer than a typical when-issued trade. Each when issued transaction specifies a date upon which the commitment to enter into the relevant transaction will terminate if the securities have not been issued on or before such date. In some cases, however, the securities may be issued prior to such termination date, but may not be deliverable until a period of time thereafter. If the anticipated event does not occur and the securities are not issued, the Portfolio would be entitled to receive any funds committed for the purchase, but the Portfolio may have foregone investment opportunities during the term of the commitment.

There is no overall limit on the percentage of the Portfolio's assets which may be committed to the purchase of securities on a when-issued basis, however, the Portfolio may only invest a maximum of 15% of its assets in when, as and if issued securities. An increase in the percentage of the Portfolio's assets committed to such purchase of securities on a when-issued basis may increase the volatility of its net asset value.

The Portfolio will hold and maintain in a segregated account until the settlement date liquid assets in an amount sufficient to meet the purchase price to the extent required by the Investment Company Act. The purchase of securities on a when-issued forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

Investment in Other Funds. In accordance with the Investment Company Act, the Portfolio may invest a maximum of up to 10% of the value of its total assets in securities of other investment companies, and the Portfolio may own up to 3% of the total outstanding voting stock of any one investment company. In addition, up to 5% of the Portfolio's total assets may be invested in the securities of any one investment company. The Portfolio may invest in both investment companies that are registered under the Investment Company Act as well as those that are not required to be so registered. As stated above, investment in other investment companies or vehicles may be the sole or most practical means by which the Portfolio can participate in certain securities markets. Such investment may involve the payment of substantial premiums above the value of such issuers' portfolio securities, and is subject to limitations under the Investment Company Act and market availability. There can be no assurance that vehicles or funds for investing in certain Emerging Countries will be available for investment, particularly in the early stages of the Portfolio's operations. In addition, special tax considerations may apply. The Portfolio does not intend to invest in such vehicles or funds unless, in the judgment of the Investment Manager, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As an investor in an investment company, the Portfolio would bear its ratable share of that investment company's expenses, including its administrative and advisory fees. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses, however, the Investment Manager has agreed to waive its fees to the extent necessary to comply with state securities laws.

Borrowing and Leverage. The Portfolio may solely, for temporary or emergency purposes, borrow in an amount up to 10% of the Portfolio's total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing. The Portfolio may not purchase securities when borrowings exceed 5% of the Portfolio's total assets. If market fluctuations in the value of the Portfolio's portfolio holdings or other factors cause the ratio of the Portfolio's total assets to outstanding borrowings to fall below 300%, within three days of any such event the Portfolio may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. Borrowings may be utilized to meet share redemptions of the Portfolio or to pay dividends and distributions to Shareholders of the Portfolio, in instances where the Portfolio does not desire to liquidate its portfolio holdings. The Portfolio expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

Borrowings create leverage, a speculative factor. To the extent the income derived from the assets obtained with borrowed funds exceeds the interest and other expenses that the Portfolio will have to pay, the Portfolio's net income will be greater than if borrowing were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Portfolio will be less than if borrowing were not used, and therefore the amount available for distribution to Shareholders as dividends will be reduced.

Restricted and Illiquid Securities. The Portfolio may purchase securities that are not registered or are offered in an exempt non-public offering ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act"), including securities offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Portfolio will not invest more than 15% of its net assets in illiquid investments, which include repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities that are not eligible for sale under Rule 144A. Restricted securities eligible for sale under Rule 144A are also subject to this 15% limitation, unless the Board of Trustees (or the Investment Manager pursuant to delegated authority) determines, based upon a continuing review of the trading markets for the specific restricted securities sold under Rule 144A, that such restricted securities are liquid. The Board of Trustees has adopted guidelines and delegated to the Investment Manager the function of determining and monitoring the liquidity of Rule 144A securities, although the Board of Trustees retains ultimate responsibility for any determination regarding whether a liquid market exists for Rule 144A securities. The liquidity of Rule 144A securities will be monitored by the Investment Manager and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Portfolio does not exceed its applicable percentage limitation for investments in illiquid securities. In reaching liquidity decisions, the Investment Manager may consider, inter alia, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Investing in Rule 144A securities could have the effect of increasing the level of portfolio illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Lending of Portfolio Securities. The Portfolio may, in seeking to increase its income, lend securities in its portfolio representing up to 33 1/3% of its total assets, taken at market value, to securities firms and financial institutions deemed creditworthy by the Investment Manager. Securities loans are made to broker-dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short term government securities, bank letters of credit or such other collateral as may be permitted under the Portfolio's investment program and by regulatory agencies and approved by the Board of Trustees. While the securities loan is outstanding, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on five business days' notice. The risks in lending securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The creditworthiness of firms to which the Portfolio lends its portfolio securities will be monitored on an ongoing basis by the Investment Manager pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees.

Indexed Securities. The Portfolio may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically, provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instruments to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

Active Management. The Portfolio is designed to be actively managed. The Portfolio will attempt to maximize returns by adjusting the portfolio in response to numerous factors affecting Debt Obligations, including political and economic developments, changing credit quality, interest rates, currency exchange rates, and other factors. Because the Portfolio can purchase floating rate securities and securities with short to intermediate term maturities, the Investment Manager can adjust the Portfolio's holdings in an effort to maximize returns in almost any interest rate environment. In addition, the Portfolio's ability to invest in securities with any maturities of up to thirty years allows its Investment Manager to adjust the Portfolio's investments as interest rates change to take advantage of the most attractive segments of the yield curve.

Temporary Investments. Pending investment or for temporary defensive purposes (such as when the Investment Manager believes instability or unfavorable conditions exist in Emerging Countries), the Portfolio may make investments of up to 100% of its total assets in U.S. government securities with maturities of less than a year and certain short-term high quality debt instruments. The short-term instruments in which the Portfolio may invest include, but are not limited to: U.S. government securities, money market funds that invest primarily in U.S. government securities and repurchase agreements in respect of these securities, to the extent possible. The U.S. government securities in which the Portfolio may invest include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States and securities that are supported primarily or solely by the creditworthiness of the issuer (such as securities of the Federal Home Loan Banks, the Student Loan Marketing Association and the Tennessee Valley Authority).

Other. Certain of the securities in which the Portfolio may invest may be considered "derivative securities." See "Description of the Portfolio -- Indexed Securities" and "Investment Practices." New forms of securities continue to be developed. The Portfolio may invest in such securities to the extent consistent with its investment objectives and investment policies, subject to Federal and state law and regulatory requirements and prior shareholder notification.

Investment Practices

[The Portfolio may engage in a variety of investment practices to enhance income or hedge its investments.]

The Portfolio may engage in certain forward, futures, options, forward foreign exchange contracts, interest rate swaps and other strategies to attempt to reduce the overall risk of its investments (hedge), adjust investment exposure, enhance income, or to replicate a fixed income return in markets which present an attractive interest rate environment but which restrict foreign investment in fixed income securities; however, the instruments necessary to engage in such investment practices may not generally be available or may not provide a perfect hedge and also entail certain risks. See "Risk Factors."

The Portfolio may engage in currency management strategies and hedging strategies, including among others, proxy hedging, cross-hedging, settlement hedging, transaction hedging and position hedging. A detailed discussion of these various investment practices, the limitations on the portion of the Portfolio's assets that may be used in connection with the investment practices and the risks associated with such investment practices are described in Appendix A to the Statement of Additional Information. There can be no assurance that BSFM's use of currency management strategies will be advantageous to the Portfolio or that it will hedge at appropriate times. See "Risk Factors".

The Portfolio intends to use such investment practices as a complement to its fundamental investment practices based on the judgment of the Investment Manager to the extent that they are consistent with the Portfolio's investment objective.

Except as otherwise stated under "Investment Restrictions," the Portfolio's investment policies and practices are not fundamental and may be changed without a vote of the Shareholders.


Investment Restrictions

[Certain of the Portfolio's investment restrictions are fundamental and can be changed only by shareholder vote.]

The Portfolio is subject to certain investment restrictions which, as described in more detail in the Statement of Additional Information, have been adopted by the Trust on behalf of the Portfolio as fundamental policies that cannot be changed without the approval of a majority of the outstanding shares of the Portfolio. Among other restrictions, with respect to 50% of its assets, the Portfolio may not invest more than 25% of its total assets in the securities of any one issuer except that this limitation will not be applicable to the purchase of U.S. government securities. With respect to the remaining 50% of the Portfolio's assets, no more than 5% of its assets may be invested in the securities of any one issuer other than the U.S. government at the end of any fiscal quarter and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. See "Risk Factors and Special Considerations -- Non-Diversification." In addition, the Portfolio may not invest more than 10% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction does not apply to obligations issued or guaranteed by the U.S.

government, its agencies or instrumentalities. For further discussion of investment restrictions of the Portfolio, see "Investment Limitations" in the Statement of Additional Information.


Risk Factors and Special Considerations

[No investment is free from risk. Investing in the Portfolio will subject investors to certain risks which should be considered.]

Investors should carefully consider the risks of investing in securities of issuers in Emerging Countries and non-dollar denominated securities. Generally, while the Portfolio offers potential returns higher than those available from U.S. government securities, there is also a substantially greater risk of loss. The Portfolio may not be suitable for all investors, and is intended for long-term investors who can accept the risks associated with its investments. See "Description of the Portfolio -- Investment Practices."

Low Rated and Unrated Instruments. At any one time, substantially all of the Portfolio's assets may be invested in Debt Obligations that are unrated or below investment grade. Investments in lower-quality and comparable unrated obligations will be more dependent on the Investment Manager's credit analysis than would be the case with investments in investment-grade debt obligations. The Investment Manager considers both quantitative and qualitative factors in evaluating the creditworthiness of individual issuers and employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Manager also relies, in part, on credit ratings compiled by internationally recognized statistical rating organizations. The Investment Manager continually monitors the Portfolio's investments and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

Issuers of high-yield securities are vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged. In the event of a default, the Portfolio would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

The market prices of high-yield securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes and tend to be more volatile than securities which pay interest periodically.

The Portfolio may have difficulty disposing of certain high yield, high risk securities because there may be a thin trading market for such securities. The secondary trading market for high yield, high risk securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.


Debt Obligations of the type in which the Portfolio will invest substantially all of its assets are generally considered to have a credit quality rated below investment grade by internationally recognized credit rating organizations such as Moody's and S&P. Securities below investment grade are the equivalent of high yield, high risk bonds, commonly known as "JUNK BONDS." Investment grade is generally considered to be debt securities rated BBB or higher by S&P or Baa or higher by Moody's. The highest rated debt securities (securities rated Aaa by Moody's or AAA by S&P) carry the smallest degree of investment risk and the capacity to pay interest and repay principal is very strong. Non-investment grade debt securities (securities rated Ba1 or lower by Moody's or BB+ or lower by S&P) are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial or economic conditions. Some of the Debt Obligations held by the Portfolio may be comparable to securities rated as low as C by Moody's or D by S&P, the lowest rating assigned by these agencies. These securities are considered to have extremely poor prospects of ever attaining any real investment grade standing, and to have a current identifiable vulnerability to default, and the issuers and/or guarantors of these securities are considered to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal. The lowest ratings will be used when payments are not made on the date due even if the applicable grace period has not expired, unless such payments are expected to be made during such grace period. Additionally, these ratings will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties that could affect the market value of a security. A description of fixed-income securities ratings is contained in Appendix A to this Prospectus.

Of the Portfolio's total net assets as of March 31, 1997, 91.10% consisted of portfolio investments and 8.90% consisted of other assets in excess of liabilities. The percentage of the Portfolio's investments invested in securities rated by S&P and Moody's as of March 31, 1997 are as follows:



                                               Percentage of
    S&P                    Moody's            Total Investments
  Ratings                  Ratings                  Rated*
  -------                  -------                  ------

    BBB                      Baa                     4.92%
     B                       Ba                       -0-%
    BB                        B                     35.98%
    BB                       Ba                     23.70%
     B                        B                     35.40%
    NR                       NR                       -0-%


Based on the weighted average ratings of all investments held during the Portfolio's most recent fiscal period (the fiscal year ended March 31, 1997), the percentage of the Portfolio's total investments in securities rated by S&P or Moody's applicable rating category (AAA, A, BB, or B by S&P or Aaa, A, Ba or B by Moody's) by monthly dollar-weighted average is set forth below. It should be noted that this information reflects the average composition of the Portfolio's assets during the most recent period and is not necessarily representative of the Portfolio's assets as of the end of such period, the current fiscal period or at any time in the future.

                                                 Percentage of
    S&P                    Moody's              Total Investments
  Ratings                  Ratings                 Rated*
  -------                  -------                 ------
   BBB                        Baa                   5.08%
   BB                         Ba                   - 0 -%
   BB                          B                   39.41%
    B                          B                   27.10%
    B                         Ba                   28.41%
   NR                         NR                   - 0 -%



--------------------------------


*Equivalent Unrated -- This category represents the comparable quality of unrated securities as determined by the Investment Manager. For foreign government obligations not individually rated by an internationally recognized statistical rating organization, the Portfolio assigns a rating based on the rating of the sovereign credit of the issuing government.


Debt Obligations in which the Portfolio may invest may have stated maturities ranging from overnight to 30 years and may have floating or fixed rates. Changes in interest rates generally will cause the value of debt securities held by the Portfolio to vary inversely to changes in prevailing interest rates. The Portfolio's investments in fixed-rate debt securities with longer terms to maturity are subject to greater volatility than the Portfolio's investments in short-term obligations. Brady Bonds and other Debt Obligations acquired at a discount are subject to greater fluctuations of market value in response to changing interest rates than Debt Obligations of comparable maturities which are not subject to a discount.

Discount Obligations. The Portfolio expects to invest in both short-term and long-term Debt Obligations purchased at a discount, for example, zero coupon securities. The amount of original issue discount and/or market discount on obligations purchased by the Portfolio may be significant, and accretion of market discount together with original issue discount, will cause the Portfolio to realize income prior to the receipt of cash payments with respect to these securities. See "Taxation" in the Statement of Additional Information for a discussion of original issue discount and market discount. In order to distribute income realized by the Portfolio and thereby maintain its qualification as a "regulated investment company" under the Internal Revenue
Code of 1986, as amended (the "Code"), the Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold, use its cash assets or borrow funds on a temporary basis necessary to declare and pay a distribution to Shareholders. Under adverse market conditions, this may result in Shareholders receiving a portion of their original purchase price as a taxable dividend and could further negatively impact net asset value.

Political and Economic Factors. Investing in Debt Obligations of Emerging Countries involves risks relating to political and economic developments abroad. The value of the Portfolio's investments will be affected by commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the Emerging Countries in which the Portfolio has invested. In many cases, governments of Emerging Countries continue to exercise a significant degree of control over the economy, and government actions concerning the economy may adversely effect issuers within that country. Government actions relative to the economy, as well as economic developments generally, may also effect a given country's international foreign currency reserves. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of Emerging Country issuers to make payments on their debt obligations regardless of their financial condition. In addition, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, or other similar developments which could affect investments in those countries. While the Investment Manager intends to manage the Portfolio in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Portfolio to suffer a loss of interest or principal on any of its holdings. The Portfolio will treat investments of the Portfolio that are subject to repatriation restrictions of more than seven (7) days as illiquid securities.


Foreign Exchange Risk. Many of the currencies of Emerging Countries have experienced significant devaluations relative to the dollar, and major adjustments have been made in certain of them at times. The Portfolio may invest up to 30% of its assets in Debt Obligations denominated in local currencies. To the extent the Portfolio had invested in non-dollar denominated securities, a decline in the value of such currency would reduce the value of certain portfolio securities and the net asset value of the Portfolio. In addition, if the exchange rate for the currency in which the Portfolio receives interest payments declines against the U.S. dollar before such interest is paid as dividends to Shareholders, the Portfolio may have to sell portfolio securities to obtain sufficient cash to pay such dividends.


Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention or failure to intervene by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of the Portfolio's total assets, adjusted to reflect the Portfolio's net position after giving effect to currency transactions, is denominated in currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.


Sovereign Debt. Investing in Debt Obligations of governmental issuers in Emerging Countries involves economic and political risks. While the Investment Manager intends to manage the Portfolio in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Portfolio to suffer a loss of interest or principal on any of its holdings. The governmental entity that controls the servicing of obligations of those issuers may not be willing or able to repay the principal and/or interest when due in accordance with the terms of the obligations. A governmental entity's willingness or ability to repay principal and interest when due in a timely manner may be affected by, among other factors, its cash flow situation, the market value of the debt, the relative size of the debt service burden to the economy as a whole, the governmental entity's dependence on expected disbursements from third parties, the governmental entity's policy toward the IMF and the political constraints to which the governmental entity may be subject. As a result, governmental entities may default on their obligations. Holders of certain Emerging Country Debt Obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to their issuers. The interests of holders of Emerging Country Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below.


Sovereign obligors in developing and Emerging Countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the sovereign debt securities in which the Portfolio expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Portfolio's holdings.

Sovereign debt issued by issuers in many Emerging Countries generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt may be comparable to securities rated D by S&P or C by Moody's.

Investing in Securities Markets of Emerging Countries. Most securities markets in Emerging Countries may have substantially less volume and are subject to less government supervision than U.S. securities markets and securities of many issuers in Emerging Countries may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is generally less government regulation of securities exchanges, securities dealers, and listed and unlisted companies in Emerging Countries than in the United States.

Markets in Emerging Countries also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Portfolio is uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Foreign investment in certain Emerging Country Debt Obligations is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain Emerging Country Debt Obligations and increase the costs and expenses of the Portfolio. Certain Emerging Countries require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain Emerging Countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Certain Emerging Countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an Emerging Country's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments.

Throughout the last decade many Emerging Countries have experienced and continue to experience high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Increases in inflation could have an adverse affect on the Portfolio's non-dollar denominated securities and on the issuers of Debt Obligations generally.

In addition, with respect to certain Emerging Countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the Portfolio, and political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with securities markets in different countries may change independently of each other.

The risk also exists that an emergency situation may arise in one or more Emerging Countries as a result of which trading of securities may cease or may be substantially curtailed and prices for the Portfolio's securities in such markets may not be readily available. The Trust may suspend redemption of its shares for any period during which an emergency exists, as determined by the Commission. Accordingly, if the Portfolio believes that appropriate circumstances exist, it will promptly apply to the Commission for a determination that an emergency is present. During the period commencing from the Portfolio's identification of such condition until the date of the Commission action, the Portfolio's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

Reporting Standards. It is likely that none of the Debt Obligations held by the Portfolio will be registered with the Commission or subject to U.S. regulatory or reporting requirements. Disclosure requirements in Emerging Countries are generally not as stringent as in the U.S. and there may be less publicly available information about issuers in Emerging Countries than about domestic issuers. Emerging Country issuers are not generally subject to accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers.

Investment Practices. Certain of the investment practices in which the Portfolio may engage have risks associated with them, including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Manager's views as to certain market movements are incorrect, the risk that the use of such strategies could result in losses greater than if they had not been used. The risks associated with illiquidity are particularly acute in situations in which the Portfolio's operations require cash, such as when the Portfolio redeems for its shares of beneficial interests or pays distributions, and may result in the Portfolio borrowing to meet short-term cash requirements or incurring capital losses on the sale of such investments. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The use of forward foreign currency exchange contracts entail certain risks. The cost to the Portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Portfolio enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Portfolio will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Portfolio might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account. Use of put and call options could result in losses to the Portfolio, force the purchase or sale of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Portfolio could realize on its investments or cause the Portfolio to hold a security it might otherwise sell. The use of currency transactions could result in the Portfolio's incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The Portfolio depends upon the reliability and creditworthiness of the counterparty when it enters into OTC currency or securities options or other agreements. Investments in indexed securities offer the potential for an attractive rate of return, but also entail the risk of loss of principal. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio could create the possibility that losses on the hedging instrument will be greater than gains in the value of the Portfolio's position, thereby reducing the Portfolio's net asset value. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. With regard to the Portfolio's use of proxy hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relating to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's proxy hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio assets that are the subject of such proxy-hedges are denominated.

Non-Diversification. The Portfolio is classified as non-diversified within the meaning of the Investment Company Act, which means that the Portfolio is not limited by such Investment Company Act in the proportion of its assets that it may invest in the securities of a single issuer. The Portfolio's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. See "Dividends, Distributions and Taxes." This means, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Requirement").

Investment in the Portfolio, which is classified as a non-diversified investment company under the Investment Company Act, may present greater risks to investors than an investment in a diversified fund. The investment return on a non-diversified investment company typically is dependent upon the performance of a smaller number of securities relative to the number of securities held in a diversified fund. The Portfolio's assumption of large positions in the obligations of a small number of issuers will affect the value of the securities it holds to a greater extent than that of a diversified fund in the event of changes in the financial condition, or in the market's assessment, of the issuers.

                           Management of the Portfolio

Board of Trustees

[The Trustees are responsible for the overall management and supervision of the Portfolio's business.]

The Board of Trustees of the Trust consists of five individuals, three of whom are not "interested persons" of the Portfolio as defined in the Investment
Company Act. The Board of Trustees is responsible for deciding matters of general policy and reviewing actions of the Investment Manager, Distributor and Transfer Agent. The officers of the Trust conduct and supervise the Portfolio's daily business operations. The Portfolio's Statement of Additional Information contains the name and general business experience of each Trustee.

Investment Manager and Administrator

[BSFM is the Portfolio's Investment Manager.]


The Portfolio's investment manager is BSFM, a wholly-owned subsidiary of The Bear Stearns Companies Inc. The Bear Stearns Companies Inc. is a holding company which, through its subsidiaries including its principal subsidiary, Bear Stearns, is a leading United States investment banking, securities trading and brokerage firm serving United States and foreign corporations, governments and institutional and individual investors. BSFM is a registered investment adviser and offers investment advisory and administrative services to open-end and closed-end investment funds and other managed pooled investment vehicles generally with assets totaling approximately $2.8 billion at March 31, 1997. BSFM has served as an investment adviser since April 3, 1995 and since that time has served as investment adviser to The Bear Stearns Funds and S&P STARS Fund. The principal offices of BSFM are located at 245 Park Avenue, New York, New York 10167.


The principal portfolio manager responsible for the day-to-day management of the Portfolio is Edward R. Vaimberg. Mr. Vaimberg, a Managing Director of Bear Stearns, joined Bear Stearns Asset Management, an affiliate of BSFM, in July 1994 as an Associate Director and Global Fixed Income Portfolio Investment Manager. He was previously employed by Fiduciary Trust Company ("Fiduciary"), where he served as Senior Vice President and Global Fixed Income Portfolio Investment Manager from 1991 to 1994. At Fiduciary, Mr. Vaimberg managed global and international fixed-income portfolios for institutional clients, and was responsible for interest rate and currency exposures. Prior thereto, Mr. Vaimberg served as Vice President and International Fixed Income Portfolio Investment Manager at Merrill Lynch Asset Management (1989-1991) and Senior Portfolio and Foreign Exchange Analyst at General Motors (1985-1989). Mr. Vaimberg received his B.S. from Cornell University (1981) and an M.B.A. from the Wharton School (1985).

Under the Investment Management Agreement between the Portfolio and the Investment Manager, the Investment Manager has sole discretion to purchase and sell portfolio securities for the Portfolio's investment portfolio and to select brokers for the execution of such purchases and sales, all within the Portfolio's objectives, policies and restrictions. BSFM also supervises and assists in the overall management of the Portfolio's affairs, subject to the general supervision of the Board of Trustees.


As compensation for the services rendered to the Portfolio by BSFM and the assumption by BSFM of related expenses, pursuant to the Investment Management Agreement, the Portfolio pays BSFM a fee computed daily and payable monthly, at an annual rate equal to 1.15% of the Portfolio's average daily net assets up to $50 million, 1.00% of the Portfolio's average daily net assets of more than $50 million but not in excess of $100 million, and 0.70% of the Portfolio's average daily net assets above

$100 million. BSFM has agreed that if, in any fiscal year, the sum of the Portfolio's expenses exceeds the expense limitations applicable to the Portfolio imposed by state securities administrators, BSFM will reimburse the Portfolio its fees under the Investment Management Agreement or make other arrangements to limit Portfolio expenses to the extent required by such expense limitations. From time to time, the Investment Manager may waive receipt of its fees and/or voluntarily assume certain Portfolio expenses, which would have the effect of lowering the Portfolio's expense ratio and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Portfolio will not pay the Investment Manager at a later time for any amounts it may waive, nor will the Portfolio reimburse the Investment Manager for any amounts it may assume. The investment management fees paid by the Portfolio are greater than those paid by most funds, but are believed by the Investment Manager to be appropriate for fees paid by funds with a global investment strategy.


The Portfolio has engaged PFPC Inc. (the "Administrator") to provide certain administrative services; for example, preparation of the Portfolio's federal, state and local tax returns, maintenance of the books and records of the Portfolio required under the Investment Company Act, and qualifying the shares under applicable state securities laws. Under the terms of the Administrative Services Agreement between the Administrator and the Trust, as compensation for the services rendered to the Portfolio by the Administrator and the assumption by the Administrator of certain related expenses, the Portfolio pays to the Administrator an annual fee, subject to certain minimum fees and exclusive of certain multi-class account service charges, computed at the following rate:
0.10 of 1% per annum of the first $200 million of the Portfolio's average daily net assets, 0.07 of 1% per annum of the next $200 million of the Portfolio's average daily net assets, 0.05 of 1% per annum of the next $200 million of the Portfolio's average daily net assets and 0.03 of 1% per annum of any amounts over $600 million of the Portfolio's average daily net assets, subject to a minimum annual fee of $108,000. From time to time, the Administrator may waive all or a portion of its fees. PFPC has agreed to provide the services under the Administrative Services Agreement for the period April 1, 1997 until September 30, 1997 for a minimum fee of $75,000 per annum. The Administrator reserves the right to revoke the voluntary fee waiver at any time.

The Portfolio is responsible to the Investment Manager and the Administrator for out-of-pocket expenses incurred on behalf of the Portfolio, including, but not limited to, postage and mailing, telephone, telex, overnight and delivery service, outside independent pricing services, daily report transmissions, if any, and record retention/storage incurred by the Investment Manager or Administrator in connection with their services. All expenses incurred in the operation of the Portfolio will be borne by the Portfolio, except to the extent specifically assumed by BSFM. See "Management of the Portfolio-Expenses" in the Statement of Additional Information.

Bear Stearns has agreed to permit the Trust to use the name "Bear Stearns" or derivatives thereof as part of the Portfolio name for as long as the Investment Management Agreement is in effect.


Distributor

Bear Stearns, located at 245 Park Avenue, New York, New York 10167 serves as distributor for the Portfolio in the sale of its shares pursuant to an agreement which is renewable annually.

Custodian and Transfer Agent


Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, acts as the custodian for the Portfolio's assets. PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Suite 108, Wilmington, Delaware 19809 acts as the Portfolio's administrator, transfer agent, dividend-paying agent and registrar.


Rules adopted under the Investment Company Act permit the Portfolio to maintain its securities and cash in the custody of certain eligible banks and securities depositories. Pursuant to those rules, the Portfolio's portfolio of securities and cash invested in securities of foreign countries are held by its subcustodians, who are approved by the Trustees of the Portfolio in accordance with the rules of the Commission.


Expense Limitation

The Investment Manager has undertaken until such time as it gives investors at least 60 days' notice to the contrary that, if in any fiscal year, certain expenses, including the investment management fee exceed 1.65% of the average daily net assets of the Portfolio--Class Y for the fiscal year, the Investment Manager may waive a portion of its investment management fee or bear other expenses to the extent of the excess expense.


                                How to Buy Shares

General

The minimum initial investment is $2.5 million. Subsequent investments may be made in any amount. Share certificates are issued only upon written request. The Portfolio reserves the right to reject any purchase order. The Portfolio and Bear Stearns reserve the right to modify the minimum investment requirement, the subsequent investment requirement, the manner in which shares are offered and the sales load rates applicable to future purchases of shares. Investments by employees of Bear Stearns and its affiliates are not subject to the minimum investment requirement. In addition, accounts under the discretionary management of Bear Stearns and its affiliates are not subject to the minimum investment requirement.

Purchases of the shares of the Portfolio may be purchased through Bear Stearns or through certain investment dealers who are members of the NASD who have sales agreements with Bear Stearns or who have entered into dealer agreements directly with Bear Stearns (an "Authorized Dealer") on any Business Day (as defined under "General Information"). Purchases of the Portfolio's shares also may be made directly through the Transfer Agent. Investors must specify that Class Y is being purchased.

Purchases are effected at Class Y's net asset value per share next determined after a purchase order is received by Bear Stearns, an Authorized Dealer or the Transfer Agent (the "trade date"). The settlement date will be the third Business Day after the trade date. Investors who make payment before the settlement date may permit the payment to be held in their brokerage accounts or may designate a temporary investment for payment until the settlement date. If a temporary investment is not designated, Bear Stearns or the Authorized Dealers will benefit from the temporary use of the funds if payment is made prior thereto.

[Purchases can be made through Bear Stearns account executives, Authorized Dealers or the Transfer Agent.]

Purchases through Bear Stearns account executives or Authorized Dealers may be made by check (except that checks drawn on foreign banks and checks made payable to persons or entities other than the Portfolio will not be accepted), Federal Reserve drafts or by wiring Federal funds with funds held in brokerage accounts at Bear Stearns or its Authorized Dealers. Checks or Federal Reserve drafts should be made payable as follows: (i) to Bear Stearns or an investor's Authorized Dealer or (ii) to "Bear Stearns Investment Trust - Emerging Markets Debt Portfolio - Class Y," if purchased directly from the Portfolio, and should be directed to the Transfer Agent: PFPC Inc., Attn: Bear Stearns Investment Trust - Emerging Markets Debt Portfolio - Class Y, P.O. Box 8960, Wilmington, Delaware 19899-8960. Payment by check or Federal Reserve draft must be received within three business days of receipt of the purchase order by the Portfolio or Bear Stearns or an Authorized Dealer. Orders placed directly with the Transfer Agent must be accompanied by payment. Shareholders may not purchase shares of the Emerging Markets Debt Portfolio with a check issued by a third party and endorsed over to the Portfolio. Checks for investment must be made payable to the Emerging Markets Debt Portfolio. Bear Stearns (or an investor's Authorized Dealer) is responsible for forwarding payment promptly to the Portfolio. A transaction fee of $7.50 may be charged for payments by wire. The payment proceeds of a redemption of shares recently purchased by check may be delayed for a period of time described under "How to Redeem Shares."


Investors who are not Bear Stearns clients may purchase shares of the Portfolio through the Transfer Agent. In order to make an initial investment in the
Portfolio, an investor must establish an account with the Portfolio by furnishing necessary information to the Portfolio. An account with the Portfolio may be established, by completing and signing the Account Information Form indicating which class of shares are being purchased, a copy of which is attached to this Prospectus, and mailing it, together with a check made payable to the Portfolio to cover the purchase and/or subsequent purchases, to the Transfer Agent: PFPC Inc., Attn: Bear Stearns Investment Trust - Emerging Markets Debt Portfolio - Class Y, P.O. Box 8960, Wilmington, Delaware 19899-8960. With respect to Shareholder's subsequent purchases, the Shareholder's account number should appear on the check.


A Shareholder of the Portfolio may request redemptions of shares of the Portfolio by telephone if the optional telephone transaction privilege is elected on the Account Information Form accompanying this Prospectus. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Portfolio employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Telephone transaction procedures include the following measures: requiring the appropriate telephone transaction election be made on the Account Information Form; requiring the caller to provide the names of the account owners, the account owner's social security number and name of fund, all of which must match the Portfolio's records; requiring that the Transfer Agent's service representative complete a telephone transaction form listing all of the above caller identification information; requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; sending a written confirmation for each telephone transaction to the owners of record at the address of record within three (3) business days of the call; and maintaining tapes of telephone transactions for six months, if the Portfolio elects to record shareholder telephone transactions.

For accounts held of record by a broker-dealer, trustee, custodian or an attorney-in-fact (under a power of attorney), additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. The Trust may implement other procedures from time to time. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Portfolio, the Trust nor Bear Stearns will be responsible for the authenticity of redemption or exchange instructions received by telephone.

Information concerning purchases through Bear Stearns (or an Authorized Dealer) should be obtained directly from Bear Stearns, Bear Stearns account executives or the Authorized Dealer. In the case of purchases made through Bear Stearns (or the investor's Authorized Dealer), it is the responsibility of Bear Stearns or such Authorized Dealer to promptly forward payment to the Portfolio for shares being purchased.

Brokers that do not have dealer agreements with Bear Stearns also may offer to place orders for the purchase of the shares. Purchases made through such brokers will be effected at the public offering price next determined after the order is received by the Transfer Agent. Brokers are responsible for promptly forwarding the orders to the Transfer Agent. Such a broker may charge the investor a transaction fee as determined by the broker.

The Portfolio and Bear Stearns each reserves the right to reject any specific purchase order or to restrict purchases by a particular purchaser (or group of related purchasers). The Portfolio, Bear Stearns and Authorized Dealers may reject or restrict purchases of shares by a particular purchaser or group, for example when a pattern of frequent purchases and sales of shares of the Portfolio is evident, or if the purchase and sale orders are, or a subsequent abrupt redemption might be, of a size that would disrupt management of the Portfolio.

[Net asset value is computed daily as of the close of regular trading on the New York Stock Exchange.]


Shares of the Portfolio are sold on a continuous basis. The net asset value per share is calculated by the Portfolio's Administrator as of the close of regular trading of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., New York time) on each Business Day. The net asset value per share of Class Y is calculated by dividing the value of the Portfolio's net assets represented by Class Y (i.e., the value of its assets less liabilities) by the total number of Class Y shares outstanding. Portfolio securities are valued based on market quotations or, if quotations are not readily available, at fair value as determined in good faith under procedures established by the Board of Trustees.



                              Shareholder Services

Exchange Privilege

[The Exchange Privilege permits easy purchases of other funds sponsored or advised by Bear Stearns.]

The Exchange Privilege enables an investor to purchase, in exchange for Class Y shares of the Portfolio, Class Y shares of certain other funds sponsored or advised by Bear Stearns, including The Bear Stearns Funds and the Money Market Portfolio of The RBB Fund Inc., to the extent such shares are offered for sale in the investor's state of residence. These funds have different investment objectives which may be of interest to investors. To use this Privilege, investors should consult their account executive at Bear Stearns, their account executive, Authorized Dealer or the Transfer Agent to determine if it is available and whether any conditions are imposed on its use.

To use this Privilege, exchange instructions must be given to the Transfer Agent in writing or by telephone. A shareholder wishing to make an exchange may do so by sending a written request to the Transfer Agent at the address given above in "How to Buy Shares -- General." Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the account application that they do not wish to use this privilege. Shareholders holding share certificates are not eligible to exchange shares of a Portfolio by phone because share certificates must accompany all exchange requests. To add this feature to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with the Transfer Agent. This form is available from the Transfer Agent. Once this election has been made, the Shareholder may contact the Transfer Agent by telephone at 1-800-447-1139 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to the Transfer Agent in writing.

If the exchanging shareholder does not currently own Class Y shares of the portfolio or fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and Authorized Dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the Shareholder with all signatures guaranteed by an eligible guarantor institution as defined above. The exchange privilege may be modified or terminated at any time, or from time to time, by the Portfolio on 60 days' notice to the affected portfolio or fund shareholders. The Portfolio, BSFM and Bear Stearns will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Portfolio will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's Social Security number, address and/or bank).

Before any exchange, the investor must obtain and should review a copy of the current prospectus of the portfolio or fund into which the exchange is being made. Prospectuses may be obtained free of charge from Bear Stearns, any Authorized Dealer or the Transfer Agent. When establishing a new account by exchange, the Class Y shares being exchanged must have a value of at least the minimum initial investment required for the portfolio or fund into which the exchange is being made; if making an exchange to an existing account, the dollar value must equal or exceed the applicable minimum for subsequent investments. If any amount remains in the investment portfolio from which the exchange is being made, such amount must not be below the minimum account value required by the portfolio or fund.

Class Y shares will be exchanged at the next determined net asset value. No fees currently are charged shareholders directly in connection with exchanges, although the Portfolio reserves the right, upon not less than 60 days' written notice, to charge Shareholders a $5.00 fee in accordance with rules promulgated by the Commission. The Portfolio reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to Shareholders.

The exchange of Class Y shares of one portfolio or fund for Class Y shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

Redirected Distribution Option

[The Redirected Distribution Option permits investment of investors' dividends and distributions in shares of other funds in the Bear Stearns family.]

The Redirected Distribution Option enables a Shareholder to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Portfolio in Class Y shares of another portfolio or fund advised or sponsored by Bear Stearns of which the Shareholder is an investor, including The Bear Stearns Funds and the Money Market Portfolio of The RBB Fund, Inc. Shares of the other portfolio or fund will be purchased at the then-current net asset value.

This privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. The Portfolio may modify or terminate this privilege at any time or charge a service fee. No such fee currently is contemplated.


                              How to Redeem Shares

General

[The redemption price will be based on the net asset value next computed after receipt of a redemption request.]

Investors may request redemption of Portfolio shares at any time. Redemption requests may be made as described below. When a request is received in proper form, the Portfolio will redeem the shares at the next determined net asset value. If the investor holds Portfolio shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If the investor fails to specify the Class of shares to be redeemed or if the investor owns fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from the investor, the investor's Bear Stearns account executive or the investor's Authorized Dealer. The Portfolio imposes no charges when shares are redeemed directly through the Distributor.

The Portfolio redeems its shares upon request of a Shareholder on any Business Day at the net asset value next determined after the receipt of such request in proper form. Except in certain extraordinary circumstances permitted under the Investment Company Act, redemption proceeds will be mailed by check to Shareholders within three (3) days of receipt of a properly executed request. If shares to be redeemed were purchased by check, the Portfolio may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares. This may take up to fifteen (15) days. Additional documentation regarding a redemption by any means may be required to effect a redemption when deemed appropriate by Bear Stearns, any Authorized Dealer or the Transfer Agent. The request for such redemption will not be considered to have been received in proper form until such additional documentation has been received. A Shareholder of the Portfolio may request redemption of shares of the Portfolio by telephone if the optional telephone transaction privilege is elected on the Account Information Form accompanying this Prospectus. See "How to Buy Shares."


The Portfolio may suspend redemption privileges or postpone the date of payment for more than three days after a redemption order is received during any period
(i) when the NYSE is closed other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the Commission, (ii) when an emergency exists, as defined by the Commission, which makes it not reasonably practicable for the Portfolio to dispose of securities owned by it or fairly to determine the value of its assets, or (iii) as the Commission may otherwise permit.

The Portfolio reserves the right to redeem the shares of any Shareholder whose account balance is less than $750 as a result of earlier redemptions. Such redemptions will not be implemented if the value of a Shareholder's account falls below the minimum account balance solely as a result of market conditions. The Trust will give sixty (60) days prior written notice to Shareholders whose shares are being redeemed to allow them to purchase sufficient additional shares of the Portfolio to avoid such redemption.

Procedures

[Shareholders may redeem shares in several ways.]

Redemption through Bear Stearns or Authorized Dealers

Clients with a brokerage account may submit redemption requests to their account executives or Authorized Dealers in person or by telephone, mail or wire. As the Portfolio's agent, Bear Stearns or Authorized Dealers may honor a redemption request by repurchasing Portfolio shares from a redeeming Shareholder at the shares' net asset value next computed after receipt of the request by Bear Stearns or any Authorized Dealer. Under normal circumstances, within three (3) days, redemption proceeds will be paid by check or credited to the Shareholder's brokerage account at the election of the Shareholder. Bear Stearns account executives or Authorized Dealers are responsible for promptly forwarding redemption requests to the Transfer Agent. The telephone redemption privilege may be terminated or modified at any time upon thirty (30) days notice to Shareholders.

If an investor authorizes telephone redemption, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a representative of Bear Stearns or the Authorized Dealer and reasonably believed by the Transfer Agent to be genuine. The Portfolio will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Transfer Agent or the Portfolio may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Portfolio nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

Redemption Through the Transfer Agent

Portfolio Shareholders who are not clients with a brokerage account who wish to redeem shares must redeem their shares through the Transfer Agent by mail; other Shareholders also may redeem Portfolio shares through the Transfer Agent. Shareholders should mail redemption requests directly to the Transfer Agent:
PFPC Inc., Attn: Bear Stearns Investment Trust -- Emerging Markets Debt Portfolio - Class Y Shares, P.O. Box 8960, Wilmington, Delaware 19899-8960. A redemption request will be executed at the net asset value next computed after it is received in "good order." "Good order" means that the request must be accompanied by the following: (1) a letter of instruction specifying the number of shares or amount of investment to be redeemed (or that all shares credited to a Portfolio account be redeemed), signed by all registered owners of the shares in the exact names in which they are registered, (2) a guarantee of the signature of each registered owner by any commercial bank, trust company or member of a recognized stock exchange, and (3) other supporting legal documents for estates, trusts, guardianships, custodianships, partnerships and corporations if any. Shareholders are responsible for ensuring that a request for redemption is received in "good order."


Signature Guarantees

A signature guarantee required in the case of redemptions greater than $25,000 is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons. In certain instances, such as transfer of ownership or when the registered shareholder(s) requests that redemption proceeds be sent to a different name of address than the registered name and address of record on the shareholder account, the Portfolio will require that the shareholder's signature be guaranteed. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency or savings association as defined by federal law. The institution providing the guarantee must see a signature ink stamp or medallion which states "Signature(s) Guaranteed" and be signed in the name of the guarantor by an authorized person with that person's title and the date. The Portfolio may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. Please note that a notary public stamp or seal is not acceptable. The Portfolio reserves the right to amend or discontinue its signature guarantee policy at any time and, with regard to a particular redemption transaction, to require a signature guarantee at its discretion.


Additional Information about Redemptions

A Shareholder may have redemption proceeds of $500 or more wired to the Shareholder's brokerage account or a commercial bank account designated by the Shareholder. A transaction fee of $7.50 may be charged for payments by wire. Questions about this option, or redemption requirements generally, should be referred to the Shareholder's Bear Stearns account executive, to any Authorized Dealer, or to the Transfer Agent if the shares are not held in a brokerage account. If a Shareholder requests redemption of shares which were purchased recently, the Portfolio may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to 15 days.


Because the Portfolio incurs certain fixed costs in maintaining Shareholder accounts, the Portfolio reserves the right to redeem all Portfolio shares in any Shareholder account with an aggregate net asset value of less than $750. If the Portfolio elects to do so, it will notify the Shareholder and provide the Shareholder the opportunity to increase the amount invested to $750 or more within 60 days of the notice. The Portfolio will not redeem accounts that fall below $750 solely as a result of a reduction in net asset value per share.

Shareholders who have redeemed shares may reinstate their Portfolio account without a sales charge up to the dollar amount redeemed by purchasing shares of the same Portfolio within sixty (60) days of the redemption. To take advantage of this reinstatement privilege, Shareholders must notify their Bear Stearns account executive or Authorized Dealer at the time the privilege is exercised.



                       Dividends, Distributions and Taxes

[Dividends will be automatically reinvested in additional Portfolio shares at net asset value unless payment in cash is requested or dividends are redirected into another fund pursuant to the Redirected Distribution Option.]

The Portfolio declares and pays as dividends quarterly to Shareholders substantially all of its net investment income (i.e., its income, including both original issue discount and market discount accretions, other than its net realized long and short-term capital gains and net realized foreign exchange gains). Substantially all of the Portfolio's net realized capital gains (net realized long-term capital gains in excess of net realized short-term capital losses, including any capital loss carryovers), net realized short-term capital gains and net realized foreign exchange gains, if any, are expected to be distributed each year by the Portfolio.

Each dividend and distribution, if any, declared by the Portfolio on its outstanding shares will, at the election of each Shareholder, be paid in cash or in additional shares of the Portfolio or redirected into another fund pursuant to the Redirected Distribution Option. This election should initially be made on a Shareholder's Account Information Form and may be changed upon written notice to either Bear Stearns, an Authorized Dealer or the Transfer Agent at any time prior to the record date for a particular dividend or distribution. If no election is made, all dividends and distributions will be reinvested in the Portfolio.


The Portfolio distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the Investment Company Act. The Portfolio will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional Class Y shares of the Portfolio at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.


All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Portfolio, unless the Shareholder requests that they be paid in cash. Each purchase of shares of the Portfolio is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the Portfolio (or in cash if the Shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. In order to provide sufficient time to process the change, such request should be received by the Transfer Agent at least five (5) business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to Bear Stearns or the Authorized Dealer which will be forwarded to the Shareholder, upon the receipt of proper instructions.

At the time of an investor's purchase of shares of the Portfolio, a portion of the price per share may be represented by undistributed income of the Portfolio or unrealized appreciation of the Portfolio's securities. Therefore, subsequent distributions (or portions thereof) attributable to such items, may be taxable to the investor even if the distributions (or portions thereof) in reality represent a return of a portion of the purchase price.

If a Shareholder buys shares immediately prior to the Portfolio's deduction of a distribution from its net asset value, the Shareholder will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

The Portfolio is not expected to have any federal tax liability; although investors should expect to be subject to federal, state or local taxes in respect of their investments in Portfolio shares.

The Portfolio will be treated as a separate entity for tax purposes and intends to continue to qualify and elect to be treated as a regulated investment company under Subchapter M of the Code. To qualify as such, the Portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to Shareholders. As a regulated investment company, the Portfolio will not be subject to Federal income or excise tax on any net investment income and net realized capital gains that are distributed to its Shareholders in accordance with certain timing requirements of the Code.

Investors who purchase shares shortly before the record date for a distribution will pay a per share price that includes the value of the anticipated distribution and will be taxed on the distribution when received even though the distribution represents a return of a portion of the purchase price. Redemptions of shares are taxable events on which a Shareholder may recognize a gain or loss.

Individuals and certain other classes of Shareholders may be subject to 31% withholding of Federal income tax on distributions and redemptions if they fail to furnish the Portfolio with their correct taxpayer identification number and certain certifications regarding their tax status or if they are otherwise subject to withholding. Individuals, corporations and other Shareholders that are not U.S. persons under the Code are generally subject to withholding at the rate of 30% (or lower rate provided by an applicable tax treaty) on dividends and certain other payments from the Portfolio.

In addition to Federal taxes, a Shareholder may be subject to state, local or foreign taxes on payments received from the Portfolio. A state tax exemption may be available to the extent distributions of the Portfolio are derived from interest on certain U.S. government securities.

For a detailed discussion of certain Federal, state and local tax consequences of investing in shares of the Portfolio, see "Taxation" in the Statement of Additional Information. Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state and local taxes as well as to any foreign taxes.

                             Performance Information

[The Portfolio may advertise its performance in a number of ways.]

For purposes of advertising, performance for Class Y shares may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Portfolio during the measuring period were reinvested in Class Y shares.

Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Portfolio was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Portfolio's performance will include its average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Portfolio has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Portfolio's actual total return for the applicable period.

Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.

Quotations of distribution rates are calculated by analyzing the most recent distribution of net investment income for a monthly, quarterly or other relevant period and dividing this amount by the average net asset value during the period for which the distribution rates are being calculated.

The Portfolio may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition to the above, the Portfolio may from time to time advertise its performance relative to certain performance rankings and indices.

The investment results of the Portfolio will fluctuate over time, and any presentation of investment results for any prior period should not be considered a representation of what an investment in the Portfolio may earn or what the Portfolio's performance may be in any future period. In addition to information provided in Shareholder reports, the Portfolio may from time to time, in its discretion, make a list of the Portfolio's holdings available to investors upon request. A discussion of the Portfolio's performance will be included in the Portfolio's annual report to Shareholders which will be made available to Shareholders upon request and without charge.

Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

Comparative performance information may be used from time to time in advertising or marketing the Portfolio's shares, including data from Lipper Analytical
Services, Inc., Morningstar, Inc., Moody's Bond Survey Index and components thereof, Mutual Fund Values; Mutual Fund Forecaster, Mutual Fund Investing and other industry publications.

                               General Information

Shares of the Portfolio

The Portfolio is a series of Bear Stearns Investment Trust, which was organized under the laws of The Commonwealth of Massachusetts on October 15, 1992 as a Massachusetts business trust under an Agreement and Declaration of Trust (the "Trust Agreement"). The Portfolio commenced investment operations on May 3, 1993. Under the Trust Agreement, the Trustees are authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value per share. The Portfolio's shares are classified into three distinct classes of shares, Class A , Class C and Class Y shares. Each share has one vote and shareholders will vote in the aggregate and not by Class, except as otherwise required by law. Additional series may be added in the future from time to time. Each share when issued and paid for as described in this Prospectus, is fully paid and non-assessable.

Under Massachusetts law, there is a possibility that shareholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of such trust. The Trust Agreement contains provisions intended to limit such liability and to provide indemnification out of Trust property of any Shareholder charged or held personally liable for obligations or liabilities of the Trust solely by reason of being or having been a Shareholder of the Trust and not because of such Shareholder's acts or omissions or for some other reason. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

Unless otherwise required by the Investment Company Act, ordinarily it will not be necessary for the Trust to hold annual meetings of Shareholders. As a result, Trust Shareholders may not consider each year the election of Trustees or the appointment of independent accountants. However, pursuant to the Trust's By-Laws, the record holders of at least 20% of the shares outstanding and entitled to vote at a special meeting may require the Trust to hold such special meeting of Shareholders for any purpose except that the record holders of at least 10% of the shares outstanding may call a special meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and Shareholders may, under certain circumstances as permitted by the Investment Company Act, communicate with other Shareholders in connection with requiring a special meeting of Shareholders. In addition, the Portfolio is required to assist Shareholder communication in connection with calling of Shareholder meetings to consider removal of a Trustee. Trust Shareholders may remove a Trustee by the affirmative vote of a majority of the Trust's outstanding shares. The Board of Trustees, however, will call a meeting of Shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by Shareholders.

The Trust issues certificates representing the Portfolio's shares, and the Transfer Agent maintains a record of each Shareholder's ownership. Each Shareholder receives confirmation of purchase and redemption orders from the Transfer Agent, or directly from Bear Stearns or any Authorized Dealer. Portfolio shares and any dividends and distributions paid by the Portfolio are reflected in statements from the Transfer Agent, or directly from Bear Stearns or any Authorized Dealer.

Rule 18f-2 under the Investment Company Act provides that any matter required to be submitted under the provisions of the Investment Company Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of such portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, Rule 18f-2 exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of Rule 18f-2.

The Transfer Agent maintains a record of share ownership and will send confirmations and statements of account.

Portfolio Turnover


The Portfolio is free to dispose of its portfolio securities at any time, subject to compliance with the Code and the Investment Company Act, when changes in circumstances or conditions make such turnover desirable in light of the Portfolio's investment objective. Although it is the policy of the Portfolio generally not to engage in trading for short-term gains, the Portfolio may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed income securities of different countries, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. The portfolio turnover rate for the Portfolio may vary greatly from year to year. A high rate of turnover involves correspondingly greater expenses, increased aggregate brokerage commissions, which must be borne by the Portfolio and its Shareholders, and the incidence of short-term capital gain (which is taxable to Shareholders as ordinary income upon distribution to them) and may under certain circumstances make it more difficult for the Portfolio to qualify as a regulated investment company under the Code. It may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares. The turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly market value of the Portfolio's securities, excluding securities having a maturity at the date of purchase of one year or less. For the period May 3, 1993 to March 31, 1994, for the fiscal year ended March 31, 1995, for the fiscal year ended March 31, 1996, and for the fiscal year ended March 31, 1997, the portfolio turnover rate for the Class A shares was 100.85%, 35.01%, 266.46%, and 223.41%, respectively. For the period July 26, 1995 through March 31, 1996, and for the fiscal year ended March 31, 1997, for the Class C shares, the portfolio turnover rate was 266.46% and 223.41%, respectively. The annual portfolio turnover rate for the Portfolio is expected to be between 250% and 325%. However, the Portfolio's portfolio turnover rate may exceed 325% when the Investment Manager believes the anticipated benefits of short-term investments outweigh any increase in transaction costs or increase in capital gains. These rates should not be considered as limiting factors.


Reports To Shareholders

Each Shareholder is sent an annual report containing audited financial statements and a semiannual report. Each Shareholder is also provided with a printed confirmation for each transaction in the Shareholder's account and an individual monthly statement. The Portfolio does not generally provide sub-accounting services.

Additional Information

The term "majority of the outstanding shares" of the Portfolio means the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

As used in this Prospectus, the term "Business Day" refers to those days when the NYSE is open for business. Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the
Portfolio's  official  sales  literature  in  connection  with the  offer of the
Portfolio's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.

Shareholder Inquiries

Shareholder inquiries may be addressed to Bear Stearns at 245 Park Avenue, New York, New York 10167, your Bear Stearns account executive or any Authorized Dealer or by calling Bear Stearns toll-free at 1-800-766-4111 or by writing to the Portfolio at PFPC Inc., Attention: Emerging Markets Debt Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960 or by calling the Transfer Agent toll-free at 1-800-447-1139.

APPENDIX A*

RATINGS OF CORPORATE DEBT INSTRUMENTS
MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

FIXED-INCOME SECURITY
RATINGS

Aaa Fixed-income securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Fixed-income securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Fixed-income securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Fixed-income securities which are rated Baa are considered as medium grade obligations: i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Fixed-income securities rated Aaa, Aa, A and Baa are considered investment grade.

Ba       Fixed-income   securities  which  are  rated  Ba  are  judged  to  have
         speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

B Fixed-income securities which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Fixed-income securities which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

--------
*        Debt   obligations  of  issuers  outside  the  United  States  and  its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Ca Fixed-income securities which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Fixed-income securities which are rated C are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its municipal fixed-income security rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


COMMERCIAL PAPER RATINGS

Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-l, Prime-2, Prime-3.

Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS GROUP, a division of The
   McGraw-Hill Companies, Inc.  ("STANDARD & POOR'S")

FIXED-INCOME SECURITY
RATINGS

A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligations; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

BBB Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

         Fixed-income securities rated AAA, AA, A and BBB are considered investment grade.

BB Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

B Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C        The  rating  "C"  is  typically  applied  to  fixed-income   securities
         subordinated to senior debt which is assigned an actual or implied "CCC" rating.

         CI The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

D In payment default. The "D" rating is used when payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.


COMMERCIAL PAPER RATINGS

Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

A-1 indicates that the degree of safety regarding timely payment is very strong.

A-2      indicates  capacity for timely payment on issues with this  designation
         is  strong.   However,   the  relative  degree  of  safety  is  not  as
         overwhelming as for issues designated "A-l".

A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

THE
BEAR STEARNS
FUNDS

245 Park Avenue

New York, NY  10167

1.800.766.4111


Distributor
Bear, Stearns & Co. Inc.
245 Park Avenue
New York, NY  10167

Investment Manager
Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY  10167

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA  02109

Transfer & Dividend
Disbursement Agent
PFPC Inc.
Bellevue Corporate Center
400 Bellevue Parkway
Wilmington, DE  19809

Counsel
Mayer, Brown & Platt
1675 Broadway
New York, NY  10019

Independent Auditors
Deloitte & Touche LLP
2 World Financial Center
New York, NY  10281


NO  PERSON  HAS  BEEN  AUTHORIZED  TO  GIVE  ANY  INFORMATION  OR  TO  MAKE  ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THE EMERGING MARKETS DEBT PORTFOLIO'S PROSPECTUS AND IN THE EMERGING MARKET DEBT PORTFOLIO'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE EMERGING MARKETS DEBT PORTFOLIO'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PORTFOLIO. THE EMERGING MARKETS DEBT PORTFOLIO'S PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                         Emerging Markets Debt Portfolio
              a separate portfolio of Bear Stearns Investment Trust
                          Class A, Class C and Class Y



                       STATEMENT OF ADDITIONAL INFORMATION
                                 (May 30, 1997)


         Emerging Markets Debt Portfolio (the "Portfolio"), formerly known as Emerging Markets Debt Fund, is organized as a separate, non-diversified portfolio of Bear Stearns Investment Trust (the "Trust"), an open-end management investment company. The Portfolio's investment objective is to seek high current income by investing primarily in a portfolio of Debt Obligations of issuers located in Emerging Countries. The Portfolio's secondary objective is to provide investors with capital appreciation.


         This Statement of Additional Information is not a Prospectus. The information contained herein supplements and should be read only in conjunction with the current relevant Prospectus for the Portfolio, dated May 30, 1997 (the "Prospectus"). A copy of such Prospectus may be obtained without charge from Bear, Stearns & Co. Inc. ("Bear Stearns"), 245 Park Avenue, New York, New York 10167, or at 1-800-766-4111, your Bear Stearns account executive, any Authorized Dealer or the Transfer Agent at 1-800-447-1139. This Statement of Additional Information has been incorporated into the Prospectus. Capitalized terms used herein and not otherwise defined have the same meanings as are given to such terms in the Prospectus.

                                TABLE OF CONTENTS
                                                                     Prospectus
                                                    Page                Page
                                                    ----                ----

GENERAL...............................................1                   9,6
INVESTMENT OBJECTIVE AND POLICIES.....................1                  10,6
INVESTMENT PRACTICES..................................7                 17,13
RISK FACTORS AND SPECIAL CONSIDERATIONS...............7                 18,14
INVESTMENT LIMITATIONS...............................14                 17,13
MANAGEMENT OF THE PORTFOLIO..........................16                 23,20
DISTRIBUTION PLAN....................................23                 25,--
PORTFOLIO TRANSACTIONS...............................24                    --
PURCHASE AND REDEMPTION INFORMATION..................26                 26,22
SHARES OF THE PORTFOLIO..............................28                 38,29
NET ASSET VALUE......................................29                 28,23
PERFORMANCE AND YIELD INFORMATION....................30                 37,29
CODE OF ETHICS.......................................31                    --
TAXATION.............................................32                 35,27
SPECIAL TAX CONSIDERATIONS...........................36                 35,27
MISCELLANEOUS........................................39                 38,29
FINANCIAL STATEMENTS.................................40
APPENDIX A - INVESTMENT PRACTICES...................A-1


         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PORTFOLIO OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE PORTFOLIO OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


         This Statement of Additional Information is dated May 30, 1997.

                                     GENERAL

         Emerging Markets Debt Portfolio (the "Portfolio"), formerly known as Emerging Markets Debt Fund, is organized as a separate, non-diversified portfolio of Bear Stearns Investment Trust (the "Trust"), an open-end management investment company organized under the laws of The Commonwealth of Massachusetts on October 15, 1992. The Portfolio commenced investment operations on May 3, 1993.


                        INVESTMENT OBJECTIVE AND POLICIES

         The following supplements the information contained in the Prospectus concerning the investment objectives and policies of, and techniques used by, the Portfolio and should be read in conjunction with the Prospectus section entitled "Investment Objective and Policies."

         General. The Portfolio seeks to provide investors with high current income by investing primarily in a portfolio of Debt Obligations of issuers located in Emerging Countries. The Portfolio's secondary objective is to provide investors with capital appreciation. The following information relates to and supplements the description of the Portfolio's investment policies contained in its Prospectus.

         Investments. The investment vehicles which the Portfolio's investment manager, Bear Stearns Funds Management Inc. ("BSFM" or the "Investment Manager") is expected to acquire or utilize on behalf of the Portfolio are described below:

         Brady Bonds. "Brady Bonds" are debt securities issued in exchange of outstanding commercial bank loans to Emerging Countries public and private entities in connection with sovereign debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, known as the Brady Plan. The Portfolio may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which generally have maturities of up to 30 years and may be fixed rate "par" bonds or floating rate "discount" bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults by Emerging Countries public and private entities with respect to their commercial bank loans, investments in Brady Bonds may be viewed as speculative. In the case of "discount bonds," the collateral for interest is adjusted at regular intervals to allow for changes in interest rates. For purposes of applicable tax and the Investment Company Act of 1940, as amended (the "Investment Company Act"), rules and regulations, Brady Bonds are not considered U.S. government securities.

         The Portfolio is not limited with respect to the percentage of its Brady Bond investments that may be issued by any specific country, except to the extent necessary to satisfy the Asset Diversification Requirement described
under   "Taxation  -  General  Tax   Consequences   to  the  Portfolio  and  its
Shareholder."

         Loans. The Portfolio may invest up to 20% of its total assets in Loans. The Portfolio may invest in dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between one or more financial institutions and an obligor in the Emerging Country. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of setoff against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the participation. As a result, the Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Portfolio will acquire participations only if the lender interpositioned between the Portfolio and the borrower is determined by the Investment Manager to be creditworthy. When the Portfolio purchases assignments from lenders, the Portfolio will acquire direct rights against the borrower of the Loan. However, since assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

         In addition, certain of the Loans in which the Portfolio may purchase participations may be or may become subject to agreements to restructure the obligations. These agreements occasionally require the owners of the obligations to contribute additional capital. In such cases, the Portfolio as a participant, may be required to contribute its pro-rata portion of the funds demanded even though it may have insufficient assets to make such contribution. If this were to occur, the Portfolio could be forced to liquidate loan participations or sub-participations at unfavorable prices to avoid the new money obligations.

         Non-Dollar Denominated Securities. The Portfolio may invest up to 30% of its total assets in non-dollar denominated securities provided that no more than 20% of the Portfolio's assets are expected to be invested in Debt Obligations denominated in the local currency of any one country.

         Convertible Securities. The Portfolio may invest up to 10% of its total assets in convertible securities. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. The Portfolio only intends to invest in convertible securities where the value of the option is minimal and the convertible security trades on the basis of its coupon.

         Repurchase Agreements. The Portfolio may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("Repurchase Agreements"). The Portfolio would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the Repurchase Agreement would be required to provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus accrued interest. The Investment Manager will consider the creditworthiness of a seller in determining whether to have the Portfolio enter into a Repurchase Agreement. There are no percentage limits on the Portfolio's ability to enter into Repurchase Agreements. The Portfolio will not invest more than 15% of its net assets in Repurchase Agreements maturing in more than seven

(7) days. Repurchase Agreements carry certain risks associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Portfolio if the other party to the Repurchase Agreement becomes bankrupt or otherwise fails to deliver the securities. Repurchase Agreements are considered to be loans by the Portfolio under the Investment Company Act.


         Reverse Repurchase Agreements. The Portfolio may also enter into reverse repurchase agreements with the same parties with whom it may enter into Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by the Portfolio pursuant to the Portfolio's agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Portfolio enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. The Portfolio also may enter into "dollar rolls," in which the Portfolio sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio would forgo principal and interest paid on such securities. The Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act and may be entered into only for temporary or emergency purposes.

         When-Issued Securities; When, As and If Issued Securities; and Delayed Delivery Transactions. The Portfolio may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed delivery. These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Portfolio at the time of entering into the transaction. The issuance of some of the securities in which the Portfolio may invest depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring ("when, as and if issued securities"). If the anticipated event does not occur and the securities are not issued, the Portfolio would be entitled to receive any funds committed for the purchase, but the Portfolio may have foregone investment opportunities during the term of the commitment. There is no overall limit on the percentage of the Portfolio's assets that may be committed to the purchase of securities on a when issued basis, however, the Portfolio may only invest a maximum of 15% of its assets in when, as and if issued securities. The Portfolio will maintain a segregated account with its custodian of cash or liquid assets in an aggregate amount, equal to the amount of its commitment in connection with such purchase transactions to the extent required by the Investment Company Act. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Portfolio's purchase commitment. The Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or assets to cover such commitments. When the Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Portfolio incurring a loss or missing an opportunity to obtain a price considered to be advantageous. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

         Investment in Other Funds. In accordance with the Investment Company Act, the Portfolio may invest a maximum of up to 10% of the value of its total assets in securities of other investment companies, and the Portfolio may own up to 3% of the total outstanding voting stock of any one investment company. In addition, up to 5% of the value of the Portfolio's total assets may be invested in the securities of any one investment company.

         Standby Commitment Agreements. The Portfolio may from time to time enter into standby commitment agreements. Such agreements commit the Portfolio, for a stated period of time, to purchase a stated amount of a fixed income security which may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the

Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security that the Portfolio has committed to purchase. The Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Portfolio. The Portfolio will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restriction on resale, will not exceed 10% of its assets taken at the time of the acquisition of such commitment or security. The Portfolio will at all times maintain a segregated account with its custodian of cash or liquid assets in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment.

         There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Because the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

         The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

         Restricted and Illiquid Securities. The Portfolio may not invest more than 15% of its net assets in illiquid securities (including repurchase agreements which have a maturity of longer than seven (7) days), including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven (7) days. Securities which have not been registered under the Securities Act are referred to as privately placed or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven (7) days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         Restricted securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country in which they are principally traded would not be considered illiquid. The Portfolio will treat any securities that are held in countries with restrictions on repatriation of more than seven (7) days, as well as any securities issued in connection with debt conversion programs that are restricted as to the remittance of invested capital or profits, as illiquid securities for purposes of the 15% limitation. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse after the decision to dispose of the securities is made and the date the Portfolio may be permitted to sell a security under an effective registration statement. In addition, such transaction may entail greater transaction costs. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than the one that prevailed at the date of the determination to make a disposition.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act establishes a "safe harbor" from the registration requirements of the Securities Act for resales to qualified institutional buyers of certain securities otherwise subject to restriction on resale to the general public. The Investment Manager anticipates that the market for certain restricted securities will expand further under Rule 144A as a result of the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (the "NASD").

         The Portfolio may purchase Rule 144A securities without regard to the limitation on investment in illiquid securities, provided a determination is made that such securities have a readily available trading market. The Investment Manager will determine the liquidity of Rule 144A securities under the supervision of the Board of Trustees. The liquidity of Rule 144A securities will be monitored by the Investment Manager, and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Portfolio does not exceed the applicable 15 percent limitation for investments in illiquid securities. In reaching liquidity decisions, the Investment Manager may consider, inter alia, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         Borrowing and Leverage. The Portfolio may solely for temporary or emergency purposes borrow in an amount equal to approximately 10% of the Portfolio's total assets (including the amount borrowed) less all liabilities and indebtedness other than the borrowing and may use the proceeds of such borrowings. The Portfolio may not purchase securities when borrowings exceed 5% of the Portfolio's total assets. If market fluctuations in the value of the Portfolio's holdings or other factors cause the ratio of the Portfolio's total assets to outstanding borrowings to fall below 300%, within three days of any such event the Portfolio may be required to sell securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. Borrowings may be utilized to meet share redemptions of the Portfolio or to pay distributions and dividends to the Portfolio's Shareholders in instances where the Portfolio does not desire to liquidate its holdings. Borrowing by the Portfolio will create an opportunity for increased net income but, at the same time, will involve special risk considerations. For example, leveraging might exaggerate changes in the net asset value of Portfolio shares and in the yield on the Portfolio's investments. Although the principal of such borrowing will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding.

         Lending of Portfolio Securities. The Portfolio may, in seeking to increase its income, lend securities in its holdings representing up to 33 1/3% of its total assets, taken at market value, to securities firms and financial institutions deemed creditworthy by the Investment Manager. The Portfolio will not lend its securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The risks in lending securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The creditworthiness of firms to which the Portfolio lends its securities will be monitored on an ongoing basis by the Investment Manager pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees.

         Indexed Securities. The Portfolio may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instruments to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's credit-worthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. New forms of such securities continue to be developed. The Portfolio may invest in such securities to the extent consistent with its investment objectives.

Other Investment Policies And Practices of The Portfolio

         Non-Diversified Status. The Portfolio is classified as non-diversified within the meaning of the Investment Company Act, which means that the Portfolio is not limited by such Investment Company Act in the proportion of its assets that it may invest in securities of a single issuer. The Portfolio's investments will be limited, however, in order to qualify as a "regulated investment company" for the purposes of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxation." To qualify, the Portfolio will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Portfolio's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of the Portfolio's total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of single issuer. To the extent that the Portfolio assumes large positions in the securities of a small number of issuers, the Portfolio's return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

         Limitations on Futures and Options Transactions. The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the notice of eligibility includes the following representations:

         (a) The Portfolio will use commodity futures contracts and options solely for bona fide hedging purposes within the meaning of CFTC regulations; provided that the Portfolio may hold long positions in commodity futures contracts or options that do not fall within the definition of bona fide hedging transactions if the positions are used as part of the Portfolio management strategy and are incidental to the Portfolio's activities in the underlying cash market, and the underlying commodity value of the positions at all times will not exceed the sum of (i) cash or U.S. dollar-denominated high quality, short term money market instruments set aside in an identifiable manner, plus margin deposits, (ii) cash proceeds from existing investments due in 30 days, and (iii) accrued profits on the positions held by a futures commission merchant; and

         (b) The Portfolio will not enter into any commodity futures contracts or options if, as a result, the sum of initial margin deposits on commodity futures contracts or options the Portfolio has purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of the Portfolio's total assets.

         Temporary Investments. Pending investment or for temporary defensive purposes (such as when the Investment Manager believes instability or unfavorable conditions exist in Emerging Countries), the Portfolio may invest up to 100% of its total assets in U.S. government securities with maturities of less than one year and certain short-term high quality debt instruments. The short-term instruments in which the Portfolio may invest include, but are not limited to: U.S. government securities, money market funds that invest primarily in U.S. government securities and repurchase agreements in respect of these securities. The U.S. government securities in which the Portfolio may invest include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States and securities that are supported primarily or solely by the creditworthiness of the issuer (such as securities of the Federal Home Loan Banks, the Student Loan Marketing Association and the Tennessee Valley Authority).

                              INVESTMENT PRACTICES

         The Portfolio may engage in certain forward, futures, options, forward foreign exchange contracts, interest rate swaps and other strategies to attempt to reduce the overall risk of its investments (hedge), adjust investment exposure, enhance income, or to replicate a fixed income return in markets which present an attractive interest rate environment but which restrict foreign investment in fixed income securities; however, the instruments necessary to engage in such investment practices may not generally be available or may not provide a perfect hedge and also entail certain risks.

         The Portfolio intends to use such investment practices as a complement to its fundamental investment strategies based on the judgment of the Investment Manager. The Investment Manager may utilize these investment practices to the extent that they are consistent with the Portfolio's investment objective and permitted by the Portfolio's investment limitations and applicable regulatory authorities. A detailed discussion of these various investment practices, the limitations on the portion of the Portfolio's assets that may be used in connection with the investment practices and the risks associated with such investment practices are described in Appendix A to this Statement of Additional Information.


                     RISK FACTORS AND SPECIAL CONSIDERATIONS

         Investment  in  the   Portfolio   involves  risk  factors  and  special
considerations, such as those described below:

         Low Rated and Unrated Instruments. At any one time, substantially all of the Portfolio's assets may be invested in Debt Obligations that are unrated or below investment grade. Debt Obligations of the type in which the Portfolio will invest substantially all of its assets are generally considered to have a credit quality rated below investment grade by internationally recognized credit rating organizations such as Moody's and S&P. Securities below investment grade are the equivalent of high yield, high risk bonds, commonly known as "JUNK BONDS." Investment grade is generally considered to be debt securities rated BBB by S&P or Baa or higher by Moody's. Non-investment grade debt securities (that is, securities rated Ba1 or lower by Moody's or BB+ or lower by S&P) are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of the Debt Obligations held by the Portfolio may be comparable to securities rated as low as C by Moody's or D by S&P, the lowest ratings assigned by these agencies. These securities are considered to have extremely poor prospects of ever attaining any real investment grade standing, and to have a current identifiable vulnerability to default, and the issuers and/or guarantors of these securities are considered to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal.

         Low rated and unrated Debt Obligations generally offer a higher current yield than that available from higher grade issues, but involve greater risk. Low rated and unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of low rated and unrated instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest, to meet projected business goals and to obtain additional financing. If the issuer of a bond defaults, the Portfolio may incur additional expenses to seek recovery. The foreign issuer may not be willing or able to repay the principal interest of such obligations and/or when it becomes due, due to factors such as debt service, cash flow situation, the extent of its foreign reserves, and the availability of sufficient foreign exchange on the date a payment is due. The risk of loss due to default by the issuer is significantly greater for the holders of low rated and unrated debt securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. In addition, in recent years some of the Latin American countries in which the Portfolio expects to invest have defaulted on their sovereign debt.

         The Portfolio may have difficulty disposing of certain high yield, high risk securities because there may be a thin trading market for such securities. The secondary trading market for high yield, high risk securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

         Low rated and unrated Debt Obligations frequently have call or redemption features which would permit an issuer to repurchase the security from the Portfolio. If a call were exercised by the issuer during a period of declining interest rates, the Portfolio likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Portfolio and dividends to Shareholders.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of low rated and unrated securities especially in a market characterized by a low volume of trading. Factors adversely affecting the market value of high yield, high risk securities are likely to adversely affect the Portfolio's net asset value. In addition, the Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

         The Portfolio is subject to restrictions on the maturities of Debt Obligations it holds, those maturities may range from overnight to 30 years. Changes in interest rates generally will cause the value of debt securities held by the Portfolio to vary inversely to changes in prevailing interest rates. The Portfolio's investments in fixed-rate debt securities with longer terms to maturity are subject to greater volatility than the Portfolio's investments in short-term obligations. Brady Bonds and other Debt Obligations acquired at a discount are subject to greater fluctuations of market value in response to changing interest rates than Debt Obligations of comparable maturities which are not subject to a discount.

         Discount Obligations. The Portfolio may invest in certain zero coupon securities and other obligations purchased with market discount. Zero coupon securities pay no interest to holders prior to maturity. A portion of the original issue discount on zero coupon securities and the market discount on market discount obligations will be included currently in the Portfolio's income. Accordingly, for the Portfolio to qualify for tax treatment as a regulated investment company under Part I of Subchapter M of the Code, see "Taxation," the Portfolio may be required to distribute currently as a dividend an amount that is greater than the total amount of cash it currently actually receives. As a result, the Portfolio may be required to sell securities to make such distributions. Under adverse market conditions, this may result in Shareholders receiving a portion of their original purchase price as a taxable dividend and could further negatively impact net asset value. Also, the Portfolio will be unable to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result. Zero coupon securities and other Debt Obligations in which the Portfolio may invest usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

         Political and Economic Factors. Investing in Debt Obligations of Emerging Countries involves risks relating to political and economic developments abroad. The value of the Portfolio's investments will be affected by commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the Emerging Countries in which the Portfolio has invested. In many cases, governments of Emerging Countries continue to exercise a significant degree of control over the economy, and government actions concerning the economy may adversely affect issuers within that country. Government actions relative to the economy, as well as economic developments generally, may also affect a given country's international foreign currency reserves. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of Emerging Country issuers to make payments on their debt obligations regardless of their financial condition. In addition, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, or other similar developments which could affect investments in those countries. While the Investment Manager intends to manage the Portfolio in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

The Portfolio will treat investments of the Portfolio that are subject to repatriation restrictions of more than seven (7) days as illiquid securities.

         Foreign Exchange Risk. Up to 30% of the Portfolio's assets may be invested in non-dollar denominated Debt Obligations, and the value of the assets of the Portfolio as measured in U.S. dollars will therefore be affected by changes in foreign currency exchange rates. Many of the currencies of Emerging Countries have experienced significant devaluations relative to the dollar, and major adjustments have been made in certain of them at times. To the extent the Portfolio has invested in non-dollar denominated securities, a decline in the value of such currency would reduce the value of certain portfolio securities and the net asset value of the Portfolio. In addition, if the exchange rate for the currency in which the Portfolio receives interest payments declines against the U.S. dollar before such interest is paid as dividends to Shareholders, the Portfolio may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

         If non-U.S. dollar-denominated securities are not hedged, a decline in the value of currencies in which such securities are denominated or on which an issuer's revenues are based against the U.S. dollar will result in a corresponding decline in the U.S. dollar value of the Portfolio's assets. These declines will in turn affect the Portfolio's income and credit. The Portfolio will compute its income on the date of its receipt by the Portfolio at the exchange rate in effect with respect to the relevant currency on that date. If the value of a currency declines relative to the U.S. dollar between the date income is received and the date the Portfolio makes distributions, the amount available for distributions to the Portfolio's Shareholders could be reduced. If the exchange rate against the U.S. dollar of a currency in which a portfolio security of the Portfolio is denominated declines between the time the Portfolio incurs expenses in U.S. dollars and the time expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars would be greater than the equivalent amount in the currency of the expenses at the time they are incurred. A decline in the value of non-U.S. currencies relative to the U.S. dollar may also result in foreign currency losses that reduce distributable net investment income.

         Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention or failure to intervene by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. The Portfolio may employ certain investment practices to hedge its foreign currencies exposure; however, the instruments necessary to engage in such practices may not generally be available or may not provide a perfect hedge and may also entail certain risks.

         To the extent that a substantial portion of the Portfolio's total assets, adjusted to reflect the Portfolio's net position after giving effect to currency transactions, is denominated in currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

         Sovereign Debt. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Portfolio may have limited legal recourse in the event of a default.


         Investing in Debt Obligations of governmental issuers in Emerging Countries involves economic and political risks. The governmental entity that controls the servicing of obligations of those issuers may not be willing or able to repay the principal and/or interest when due in accordance with the terms of the obligations. A governmental entity's willingness or ability to repay principal and interest when due in a timely manner may be affected by, among other factors, its cash flow situation, the market value of the debt, the relative size of the debt service burden to the economy as a whole, the governmental entity's dependence on expected disbursements from third parties, the governmental entity's policy toward the International Monetary Fund and the political constraints to which the governmental entity may be subject. As a result, governmental entities may default on their obligations. Holders of certain Emerging Country Debt Obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to their issuers. The interests of holders of Emerging Country Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below.

         Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

         A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

         The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Portfolio's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Investment Manager intends to manage the Portfolio in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

         Investors should also be aware that certain sovereign debt instruments in which the Portfolio may invest involve great risk. Sovereign debt issued by issuers in many Emerging Countries generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt may be comparable to securities rated D by S&P or C by Moody's. The Portfolio may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and the Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio's investments and calculating its net asset value. When and if available, fixed income securities may be purchased by the Portfolio at a discount from face value. However, the Portfolio does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time the Portfolio may purchase securities not paying interest at the time acquired if, in the opinion of the Investment Manager, such securities have the potential for future income or capital appreciation.

         Investing in Securities Markets of Emerging Countries. Most securities markets in Emerging Countries may have substantially less volume and are subject to less government supervision than U.S. securities markets. Securities of many issuers in Emerging Countries may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in Emerging Countries than in the United States.

         Markets in Emerging Countries also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Portfolio is uninvested and no cash is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

         Foreign investment in certain Emerging Country Debt Obligations is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain Emerging Country Debt Obligations and increase the costs and expenses of the Portfolio. Certain Emerging Countries require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain Emerging Countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

         Certain Emerging Countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an Emerging Country's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments.

         In the course of investment in Emerging Country Debt Obligations, the Portfolio will be exposed to the direct or indirect consequences of political, social and economic changes in one or more Emerging Countries. Political changes in Emerging Countries may affect the willingness of an Emerging Country governmental issuer to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, also affects its ability to honor its obligations. While the Portfolio will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause the Portfolio to suffer a loss of value in respect of the securities in the Portfolio's portfolio.

         The risk also exists that an emergency situation may arise in one or more Emerging Countries as a result of which trading of securities may cease or may be substantially curtailed and prices for the Portfolio's securities in such markets may not be readily available. The Trust may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "Commission"). Accordingly, if the Portfolio believes that appropriate circumstances exist, it will promptly apply to the Commission for a determination that an emergency is present. During the period commencing from the Portfolio's identification of such condition until the date of the Commission action, the Portfolio's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

         Volume and liquidity in most foreign bond markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Portfolio endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain Emerging Countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Portfolio's investments in those countries. Moreover, individual Emerging Country economics may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         The Portfolio may have limited legal recourse in the event of a default with respect to certain Debt Obligations it holds. If the issuer of a fixed-income security owned by the Portfolio defaults, the Portfolio may incur additional expenses to seek recovery. Debt Obligations issued by Emerging Country governments differ from debt obligations of private entities; remedies from defaults on Debt Obligations issued by Emerging Country governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Portfolio's ability to enforce its rights against private issuers may be limited. Notwithstanding the fact that most loan agreements are governed by New York or English law, the ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of Debt Obligations may be substantially different from those of other countries. The political context, expressed as an Emerging Country governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of Debt Obligations in the event of default under commercial bank loan agreements.

         Income from securities held by the Portfolio could be reduced by a withholding tax at the source or other taxes imposed by the Emerging Countries in which the Portfolio makes its investments. The Portfolio's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Portfolio or to entities in which the Portfolio has invested. The Investment Manager will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

         Most Emerging Countries have experienced substantial, and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain Emerging Countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries.

         Emerging Country governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain Emerging Country governmental issuers have not been able to make payments of interest on or principal of Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

         Governments of many Emerging Countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in Emerging Countries, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Portfolio's investments. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain Emerging Countries and could adversely affect the Portfolio's assets should these conditions recur.

         The ability of Emerging Country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An Emerging Country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an Emerging Country's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that Emerging Countries receive payment for their exports in currencies other than dollars or non-Emerging Countries currencies, their ability to make debt payments denominated in dollars or non-Emerging Countries currencies could be affected.

         To the extent that an Emerging Country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of Emerging Countries to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of Emerging

Country governmental issuers to make payments on their obligations. In addition, the cost of servicing Emerging Country Debt Obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

         Another factor bearing on the ability of Emerging Countries to repay Debt Obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of Emerging Countries to make payments on these debt obligations.

         Reporting Standards. It is likely that none of the Debt Obligations held by the Portfolio will be registered with the Commission or subject to U.S. regulatory or reporting requirements. Disclosure requirements in Emerging Countries are generally not as stringent as in the U.S., and there may be less publicly available information about issuers in Emerging Countries than about domestic issuers. Emerging Country issuers are not generally subject to accounting, auditing and financial reporting standards comparable to those applicable domestic issuers.

         Since foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. In addition to the relative lack of publicly available information about issuers in Emerging Countries, the national income accounting, auditing and financial reporting standards and practices of Emerging Countries may not be equivalent to those employed in the U.S. and may differ in fundamental areas, such as accounting for inflation. For instance, inflation accounting rules in some Emerging Countries, require, for companies that keep accounting records in the local currency, for both tax and accounting purposes, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Thus, inflation accounting may indirectly generate losses or profits for certain Emerging Country companies.

         Investment Practices. Certain of the investment practices in which the Portfolio may engage have risks associated with them, including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Manager's views as to certain market movements are incorrect, the risk that the use of such strategies could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Portfolio could realize on its investments or cause the Portfolio to hold a security it might otherwise sell. The use of currency transactions could result in the Portfolio's incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The Portfolio depends upon the reliability and creditworthiness of the counterparty when it enters into OTC currency or securities options or other agreements. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio could create the possibility that losses on the hedging instrument will be greater than gains in the value of the Portfolio's position. In addition, futures and options markets could not be liquid in all circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options in which case the exposure is limited to the cost of the initial premium. Losses resulting from the use of such strategies would reduce the Portfolio's net asset value, and possibly income, and the losses can be greater than if the strategies had not been used. The use of forward foreign currency exchange contracts entails certain risks. See "Investment Practices" described in Appendix A to this Statement of Additional Information.

         Non-Diversification. Investment in the Portfolio, which is classified as a non-diversified investment company under the Investment Company Act, may present greater risks to investors than an investment in a diversified fund. The investment return on a non-diversified investment company typically is dependent upon the performance of a smaller number of securities relative to the number of securities held in a diversified fund. The Portfolio's assumption of large positions in the obligations of a small number of issuers will affect the value of the securities it holds to a greater extent than that of a diversified fund in the event of changes in the financial condition, or in the market's assessment, of the issuers.

         Illiquid and Restricted Securities. Investments of the Portfolio's assets in "illiquid securities," i.e., securities that are restricted in their transfer or for which market quotations are otherwise not readily available or repurchase agreements over seven (7) days, may restrict the ability of the Portfolio to dispose of its investments in a timely fashion and for a favorable price. The risks associated with illiquidity are particularly acute in situations in which the Portfolio's operations require cash, such as when the Portfolio redeems for shares of beneficial interests or pays distributions, and may result in the Portfolio borrowing to meet short-term cash requirements or incurring capital losses on the sale of such investments.

         Clearance and Settlement Procedures. Emerging Countries' securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in clearance and settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a Portfolio security due to settlement problems could result either in losses to the Portfolio due to subsequent declines in the value of the Portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

         Operating Expenses. The costs attributable to foreign investing that the Portfolio must bear frequently are higher than those attributable to domestic investing. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities. Investment income on certain foreign securities in which the Portfolio may invest may be subject to foreign withholding or other taxes that could reduce the return on those securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Portfolio would be subject. See "Taxation."

         Other Factors. The net asset value of the shares of beneficial interest will change with changes in the value of the Portfolio's holdings. Because the Portfolio will invest primarily in debt securities, the net asset value of the shares of beneficial interest could be expected to change as general levels of interest rates fluctuate. Generally, when interest rates increase, the value of debt securities held by the Portfolio can be expected to decrease and when interest rates decrease, the value of the debt securities held by the Portfolio can be expected to increase.


                             INVESTMENT LIMITATIONS

         The Trust has adopted the following investment restrictions, none of which may be changed with respect to the Portfolio without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. As defined in the Investment Company Act, "a majority of the outstanding voting securities" of the Portfolio means the vote (a) of 67% or more of the shares present at a meeting of Shareholders of the Portfolio, if the holders of more than 50% of the Portfolio's outstanding shares are present or voting by proxy at the meeting, or (b) of more than 50% of the outstanding shares of the Portfolio, whichever is less. For the purposes of the limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Portfolio.

         The Portfolio may not:

         (1) Borrow money, except from banks, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate its assets except in connection with such borrowings. This restriction shall not prevent the Portfolio from entering into reverse repurchase agreements, provided that reverse repurchase agreements and any other transactions constituting borrowing by the Portfolio may not exceed 10% of the Portfolio's total assets. In the event that the asset coverage for the Portfolio's borrowings falls below 300%, the Portfolio will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage. (For the purpose of this restriction, collateral arrangements with respect to the writing of options, and, if applicable, futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 8.)

         (2) Invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation is not applicable to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

         (3) Make short sales of securities, except short sales against-the-box, or maintain a short position. (The Portfolio does not currently intend to make short sales against-the-box.)

         (4) Underwrite securities of other issuers, except insofar as the Portfolio may be deemed to be an underwriter under the Securities Act in selling portfolio securities.

         (5) Purchase, hold or deal in real estate, including limited partnership interests, or oil, gas or other mineral leases, although the Portfolio may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

         (6) Purchase or sell commodities or commodity contracts, except that the Portfolio may (a) purchase and sell futures contracts, including those relating to securities, currencies and indices, and (b) purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

         (7) Make loans, except that the Portfolio may (a) purchase and hold debt instruments (including bonds, debentures or other debt instruments or interests therein, government obligations, short-term commercial paper, certificates of deposit and bankers acceptances) in accordance with its investment objectives and policies, (b) invest in Loans, participations and assignments, (c) enter into repurchase agreements with respect to portfolio securities, and (d) make loans of portfolio securities.


         (8) Issue any senior security (as such term is defined in Section 18(f) of the Investment Company Act) except as otherwise permitted in Investment Limitations Nos. (1), (3) and (7); and in the case of Investment Limitations Nos. (3) and (7) provided the coverage requirements enunciated by the SEC are followed.


         (9) Invest more than 10% of the value of its total assets in securities of issuers having a record, together with predecessors, of less then three years of continuous operation.

         (10) Make investments for the purpose of exercising control or management. Investments by the Portfolio in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

         Except for the percentage restrictions applicable to the borrowing of money, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

         For purposes of the Portfolio's concentration policy contained in limitation (2) above, for so long as the staff of the Commission considers securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organization in the aggregate to be securities of issuers in the same industry, the Portfolio intends to comply with such Commission staff position.

         In order to permit the sale of shares of the Portfolio in certain states, the Portfolio may make commitments more restrictive than the investment policies and limitations above. If the Portfolio determines that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved. In addition, the Portfolio may be subject to investment restrictions imposed by countries in which it invests directly or indirectly.

         The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Portfolio has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transaction, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Portfolio and margin deposits on the Portfolio's existing OTC options on futures contracts exceed 15% of the total assets of the Portfolio, taken at market value, together with all other assets of the Portfolio which are illiquid or are otherwise not readily marketable. However, if the OTC option is sold by the Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, the Portfolio will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Portfolio and may be amended by the Trustees of the Portfolio without the approval of the Portfolio's Shareholders. However, the Portfolio will not change or modify this policy prior to the change or modification by the Commission staff of its position.

         Securities held by the Portfolio generally may not be purchased from, sold or loaned to the Investment Manager or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.


                           MANAGEMENT OF THE PORTFOLIO

         The  following  information  supplements  and  should  be read with the section in the Prospectus entitled "Management of the Portfolio."

         Information pertaining to the Trustees and officers of the Trust is set forth below together with their respective positions and a brief statement of their principal occupations during the past five years. Trustees deemed to be "interested persons" of the Trust for purposes of the Investment Company Act are indicated by an asterisk.





                                                Position(s)                      Principal Occupation(s)
        Name and Address               Age      with Portfolio                   During Past Five Years
        ----------------               ---      --------------                   ----------------------

Peter M. Bren                          63       Trustee                          President of The Bren Co. since 1969,
126 East 56th Street                                                             President of Koll, Bren Realty
New York, NY 10022                                                               Advisors and Senior Partner for
                                                                                 Lincoln Properties prior thereto.

Peter B. Fox*                          45       President and Trustee            Managing Director - Emeritus -
Three First National Plaza                                                       February 1997, Bear Stearns, Senior
Chicago, IL 60602                                                                Managing Director, Public Finance
                                                                                 since September 1987.

M.B. Oglesby, Jr.                      55       Trustee                          Vice Chairman of Cassidy Associates
700 13th Street, N.W.                                                            since February 1996, Senior Vice
Suite 400                                                                        President of RJR Nabisco, Inc. from
Washington, D.C.  20005                                                          April 1989 to February 1996, Former Deputy
                                                                                 Chief of Staff-White House from 1988
                                                                                 to January 1989.

John R. McKernan, Jr.                  49       Trustee                          Chairman and Chief Executive Officer
P.O. Box 15213                                                                   of McKernan Enterprises Inc. since
Portland, ME 04112                                                               January 1995; Governor of Maine prior
                                                                                 thereto.

Robert S. Reitzes*                     53       Chairman and Trustee             Director of Mutual Funds - Bear
245 Park Avenue                                                                  Stearns Asset Management, Senior
New York, NY 10167                                                               Managing Director, Bear Stearns, since
                                                                                 March 1994, Co- Director of
                                                                                 Research, C.J. Lawrence/Deutsche
                                                                                 Bank Securities from January 1991 to
                                                                                 March 1994, Chief Investment Officer,
                                                                                 Mabon & Nugent & Co. from
                                                                                 December 1984 to January 1991.
Stephen A. Bornstein                   54       Vice President                   Managing Director, Legal Department,
245 Park Avenue                                                                  Bear Stearns since September 1990.
New York, NY  10167

Frank J. Maresca                       39       Vice President and               Managing Director of Bear Stearns
245 Park Avenue                                 Treasurer                        since September 1994, Associate
New York, NY 10167                                                               Director of Bear Stearns September
                                                                                 1993  to  September  1994,  Executive
                                                                                 Vice President  of BSFM since  March  1992,
                                                                                 Vice President of Bear Stearns from March
                                                                                 1992 to September  1993,  First  Vice
                                                                                 President  of Mitchell Hutchins Asset
                                                                                 Management Inc. from June 1988 to March 1992.



                                      -17-




                                                Position(s)                      Principal Occupation(s)
        Name and Address               Age      with Portfolio                   During Past Five Years
        ----------------               ---      --------------                   ----------------------

Ellen T. Arthur                        44       Secretary                        Associate Director, Legal Department
245 Park Avenue                                                                  of Bear Stearns since January 1996,
New York, NY 10167                                                               Senior Counsel - Corporate Vice
                                                                                 President Paine Webber Incorporated
                                                                                 from April 1989 through September
                                                                                 1995.

Vincent L. Pereira                     32       Assistant Treasurer              Associate Director of Bear Stearns
245 Park Avenue                                                                  since September 1995, Vice President
New York, NY 10167                                                               of BSFM since May 1993, Vice
                                                                                 President of Bear Stearns from May
                                                                                 1993 to September 1995, Assistant
                                                                                 Vice President of Mitchell Hutchins
                                                                                 Asset Management from October 1992
                                                                                 to May 1993.

Eileen M. Coyle                        32       Assistant Secretary              Vice President of Bear Stearns since
245 Park Avenue                                                                  September 1995, Manager of BSFM
New York, NY 10167                                                               since 1995, Senior Fund Administrator
                                                                                 and Supervisor for BSFM from January
                                                                                 1994 to 1995, Accounting Supervisor
                                                                                 and Senior Accountant for Bear Stearns
                                                                                 since 1990.





         Certain of the Trustees and officers of the Trust hold comparable positions with certain other investment companies of which Bear Stearns, BSFM or an affiliate thereof is the investment adviser, administrator or distributor. As of March 31, 1997, the Trustees and officers as a group owned less than 1/2 of 1% of the outstanding shares of beneficial interest of the Portfolio.

                               Compensation Table

         The following table shows the compensation paid by the Trust to the Trustees during the fiscal year ended March 31, 1997:

                                                                                                                 Total
                                     Aggregate           Pension or Retirement         Estimated              Compensation
                                    Compensation            Benefits Accrued             Annual            from Portfolio and
                                      from the                 as part of             Benefits upon         Fund Complex Paid
Name of Trustee                      Portfolio*            Portfolio Expenses          Retirement              to Trustees
---------------                      ----------            ------------------          ----------              -----------
Peter M. Bren                          $5,000                     None                    None                   $12,000

Peter B. Fox                            None                      None                    None                    None

John R. McKernan, Jr.                  $5,000                     None                    None                   $12,000

M.B. Oglesby, Jr.                      $5,000                     None                    None                   $12,000

Robert S. Reitzes                       None                      None                    None                    None

         * Amount does not include reimbursable expenses for attending board meetings.

         The Trust pays $5,000 in fees per annum to each Trustee who is not a director, officer, employee or affiliate of BEA or Bear Stearns, together with such Trustees' out-of-pocket expenses related to attendance at meetings of the Board of Trustees. Executive officers of the Trust receive no compensation from the Trust for their services as such. The Trust does not have a pension or retirement plan applicable to Trustees or officers of the Trust.

         Investment Manager and Administrator. As stated in the Portfolio's Prospectus, BSFM, with principal business offices at 245 Park Avenue, New York, New York 10167, serves as Investment Manager of the Portfolio. See "Management of the Portfolio" in the Portfolio's Prospectus for a description of the duties of BSFM as Investment Manager of the Portfolio.


         The Portfolio's investment manager is BSFM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., which is located at 245 Park Avenue, New York, New York 10167. The Bear Stearns Companies Inc. is a holding company which, through its subsidiaries including its principal subsidiary, Bear Stearns, is a leading United States investment banking, securities trading and brokerage firm serving United States and foreign corporations, governments and institutional and individual investors. BSFM is a registered investment adviser and offers advisory and administrative services to open-end and closed-end investment funds and other managed pooled investments vehicles generally with net assets at March 31, 1997 totaling approximately $2.8 billion.


         The Investment Manager provides administrative services which include, subject to the general supervision of the Trustees of the Trust, (a) providing supervision of all aspects of the Portfolio's non-investment operations (other than certain operations performed by others pursuant to agreements with the Portfolio), (b) providing the Portfolio, to the extent not provided pursuant to such agreements, the agreement with the Trust's custodian, transfer and dividend disbursing agent or agreements with other institutions, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Portfolio, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation, at the Portfolio's expense, of reports to Shareholders, periodic updating of the Prospectus and this Statement of Additional Information, and reports filed with the Commission, (d) arranging for and overseeing the calculation of the net asset value of the Portfolio's shares, (e) providing the Portfolio, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services, and (f) arranging for and overseeing the maintenance of all of the Portfolio's records other than those maintained pursuant to such agreements.

         The Investment Manager also furnishes the Portfolio with office facilities and provides it with corporate management and performs or arranges for the performance of the following services for the Portfolio: arranging for and overseeing the maintenance of the books and records of the Portfolio required under the Investment Company Act; preparation of financial information for the Portfolio's proxy statements and semiannual and annual reports to Shareholders; periodic updating of the Prospectus and the Statement of Additional Information and reports filed with the Commission; responding to inquiries from Portfolio Shareholders; arranging for and overseeing the calculation of the net asset value of the Portfolio's shares; oversight of the performance of administrative and professional services rendered to the Portfolio by others, including its custodian, registrar, transfer agent, as well as accounting, auditing and other services; providing the Portfolio with administrative office space and preparation of the Portfolio's reports to the Commission.

         The Investment Manager has sole investment discretion for the Portfolio and will make all decisions affecting assets in the Portfolio under the supervision of the Board of Trustees and in accordance with the Portfolio's stated policies. The Investment Manager will select investments for the Portfolio and will place purchase and sale orders on behalf of the Portfolio.

         Purchase and sale orders for the Portfolio's portfolio transactions in securities may be directed to any broker including, to the extent and in the manner permitted by applicable law, Bear Stearns or its affiliates. Although the Investment Manager's activities are subject to general oversight by the Trustees and officers of the Portfolio, neither the Trustees nor officers of the Portfolio evaluate the investment merits of the Investment Manager's selections of individual securities.

         The Portfolio bears all of its own expenses not specifically assumed by the Investment Manager. Expenses borne by the Portfolio include, but are not limited to, the following: (a) the cost (including brokerage commissions) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Portfolio by the Investment Manager; (c) expenses of organizing the Portfolio that are not attributable to a class of the Portfolio; (d) certain of the filing fees and expenses relating to the registration and qualification of the Portfolio under Federal and/or state securities laws and maintaining such registrations and qualifications; (e) fees and salaries payable to the Portfolio's trustees and officers; (f) taxes (including any income or franchise taxes) and governmental fees; (g) costs of any liability and other insurance or fidelity bonds; (h) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Portfolio for violation of any law; (i) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees; (j) charges of custodians and other agents; (k) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing Shareholders, reports, statements, and confirmations to Shareholders and proxy material that are not attributable to a class; (l) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of Shareholders' and trustees' meetings; and (o) the cost of investment company literature and other publications provided by the Portfolio to its trustees and officers. Transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to Shareholders, organizational expenses and registration fees and other costs identified as belonging to a particular class of the Portfolio are allocated to such class.

         Under the Investment Management Agreement, BSFM will not be liable for and will be indemnified by the Portfolio relative to, any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the performance of the Investment Management Agreement, except a loss resulting from willful misfeasance, reckless disregard, bad faith or gross negligence on the part of BSFM. The Investment Management Agreement also provides that the Portfolio will indemnify BSFM against certain liabilities, including liabilities under the Federal securities laws, or, in lieu thereof, that contribute to resulting losses.

         The Investment Management Agreement between BSFM and the Trust on behalf of the Portfolio was approved by the Trustees of the Trust, including all of the disinterested Trustees of the Trust, on March 24, 1995 and by Shareholders of the Portfolio at a Special Meeting of Shareholders held on May 4, 1995. The Portfolio's Investment Management Agreement renewal was approved January 28, 1997 and then continues in effect from year to year provided each continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Portfolio or by a majority of the Trustees of the Trust, and (b) by the vote of a majority of the Trustees of the Trust who are not parties to such Agreement or "interested persons" (as such term is defined in the Investment Company Act) of any party thereto cast in person at a meeting called for the purpose of voting on such approval.


         Pursuant to its Investment Management Agreement, for its investment management and certain administrative services, BSFM receives a fee computed daily and payable monthly at an annual rate equal to 1.15% of the Portfolio's average daily net assets up to $50 million, 1.00% of the Portfolio's average daily net assets of more than $50 million but not in excess of $100 million and 0.70% of the Portfolio's daily net assets above $100 million. BSFM has agreed to waive its fees to the extent necessary to maintain total operating costs of the Portfolio at 2.00% per annum of the average daily net assets of the Portfolio. The current Investment Management Agreement became effective upon the approval of the shareholders of the Portfolio at a Special Meeting of Shareholders held on May 4, 1995. Prior thereto, BEA Associates ("BEA") served as investment adviser to the Portfolio under the Investment Advisory Agreement and BSFM served as manager to the Portfolio under the Management Agreement. BEA tendered its resignation on March 24, 1995. For the period May 3, 1993 (commencement of investment operations) through March 31, 1994, BSFM and BEA earned $141,588 and $251,459 (after fee waivers), respectively, which was 0.33% and 0.59%, respectively, of the Portfolio's average total net assets on an annual basis. For the fiscal year ended March 31, 1995, BSFM and BEA earned $101,993 and $181,319 (after fee waivers), which was 0.26% and 0.46%, respectively, of the Portfolio's average total net assets on an annual basis. For the fiscal year ended March 31, 1996, BSFM and BEA earned $17,788 and $7,222 (after fee waivers), respectively, which was 0.06% and 0.02%, respectively, of the Portfolio's average total net assets on an annual basis. For the fiscal year ended March 31, 1997, BSFM earned $118,207 (after fee waivers), which was .36% of the Portfolio's average total net assets on an annual basis.


         The Investment Management Agreement will terminate automatically if assigned (as defined in the Investment Company Act) and such agreement is terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice.

         As stated in the Prospectus, the Portfolio is responsible for the payment of its expenses other than those assumed by its Investment Manager. However, BSFM has agreed that if, in any fiscal year, the sum of the Portfolio's expenses (including the fees payable to the Investment Manager, but excluding taxes, interest, brokerage expenses and, where permitted, extraordinary expenses such as for litigation) exceeds the expense limitations applicable to the Portfolio imposed by state securities administrators, as such limitations may be lowered or raised from time to time, BSFM will reimburse the Portfolio or make other arrangements to limit Portfolio expenses to the extent required by such expense limitations. The most restrictive expense limitation imposed by state securities administrators provides that annual expenses (as defined) may not exceed 2.50% of the first $30 million of the average value of the Portfolio's net assets, plus 2.00% of the next $70 million, plus 1.50% of such assets in excess of $100 million. Whether expense limitations apply to the Portfolio and in what amounts depends upon the particular regulations of such states. For the period May 3, 1993 (commencement of investment operations) through March 31, 1994, the fiscal year ended March 31, 1995 and the fiscal year ended March 31, 1996, BEA subsidized expenses of the Portfolio in the amounts of $89,460, $131,939 and $28,291, respectively, and for the period May 3, 1993 (commencement of investment operations) through March 31, 1994, the fiscal year ended March 31, 1995 and the fiscal year ended March 31, 1996, BSFM subsidized expenses of the Portfolio in the amounts of $50,350, $74,215 and $249,429, respectively, pursuant to a voluntary undertaking and not as a result of any expense limitations imposed by state securities administrators.

         Bear Stearns has agreed to permit the Trust to use the name "Bear Stearns" or derivatives thereof as part of the Trust name for as long as the Investment Management Agreement is in effect.

         The Investment Manager seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Portfolio and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Portfolio. Pursuant to procedures adopted by the Investment Manager, if a particular security is deemed suitable for the Portfolio and other advisory accounts, allocations between accounts will be pro rata based: (i) 50 percent upon the relative sizes of such accounts and (ii) 50 percent upon the relative dollar amounts of commissions paid by such accounts during the preceding twelve month period to the member of the underwriting syndicate from whom the shares would be purchased. Notwithstanding the foregoing, an account shall be accorded priority in allocation to the extent receipt of securities is directly attributable to a representation that such account will hold the security for investment.

         Administrator. The Portfolio has engaged PFPC Inc. (the "Administrator") to provide certain administrative services pursuant to the Administrative Services Agreement. The Portfolio pays out of its own assets the fee paid to the Administrator computed at the rate of 0.10% per annum of the first $200 million of the Portfolio's average daily net assets, 0.07% per annum of the next $200 million of the Portfolio's average daily net assets, 0.05% per annum of the next $200 million of the Portfolio's average daily net assets and 0.03% per annum of any amounts over $600 million with a minimum annual fee of $108,000. PFPC has agreed to provide the services under the Administrative Services Agreement for a minimum annual fee of $75,000 for the period March 1, 1997 to September 30, 1997. PFPC charges an additional fee of $1,500 per month for services provided with respect to Class C shares.

         The Portfolio is responsible to the Investment Manager and the Administrator for out-of-pocket expenses incurred on behalf of the Portfolio, including, but not limited to, postage and mailing, telephone, telex, overnight and delivery service, outside independent pricing services, daily report transmissions, if any, and record retention/storage incurred by the Investment Manager or Administrator in connection with their services.

         Certain Emerging Market countries require a local entity to provide administrative services for direct investments by foreigners. Where required by local law, the Portfolio intends to retain a local entity to provide such administrative services. In such event, the local administrator will be paid a fee by the Portfolio for its services.

Distributor

         Bear Stearns serves as the distributor of shares of the Portfolio pursuant to a Distribution Agreement with the Trust dated March 1, 1993. The Distribution Agreement provides that Bear Stearns may render similar services to others so long as its services under such Agreement are not impaired thereby and that the Trust will indemnify Bear Stearns against certain liabilities. The continuation of the Distribution Agreement was approved by the Trustees, including a majority of the disinterested Trustees, at the meeting of the Board of Trustees convened on January 28, 1997.

         Pursuant to the Distribution Agreement, after the Prospectus and periodic reports have been prepared, set in type and mailed to Shareholders, Bear Stearns will pay for the printing and distribution of copies thereof used in connection with offering the shares to prospective investors. Bear Stearns will also pay for other supplementary sales literature and advertising costs.

Expenses

         Except as set forth in the Portfolio's Prospectus under "Management of the Portfolio," the Trust, on behalf of the Portfolio, is responsible for the payment of the Portfolio's expenses. The expenses to be borne by the Portfolio will include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of BSFM, or its affiliates, Commission fees, state Blue Sky qualification fees, advisory, administrative and fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Portfolio's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses.

Transfer Agent

         Under a Transfer Agency Agreement with the Trust on behalf of the Portfolio, PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809 serves as transfer and dividend disbursing agent for the Portfolio (the "Transfer Agent"). The Transfer Agent has undertaken with the Trust with respect to the Portfolio to (i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, and monthly statements, as well as certain other statements, (iii) provide certain information to the Trust's custodian in connection with redemptions,
(iv) provide dividend crediting and certain disbursing agent services, (v) maintain Shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide Shareholders and certain regulatory authorities with tax related information, (viii) respond to Shareholder inquiries, and (ix) render certain other miscellaneous services.

Custodian

         Brown Brothers Harriman & Co. (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, is the custodian of the Portfolio's securities and cash and also maintains the Portfolio's accounting records. The Custodian has appointed sub-custodians from time to time to hold certain securities purchased by the Portfolio in foreign countries and to hold cash and currencies for the Portfolio.

Independent Auditors


         The Board of Trustees have selected Deloitte & Touche LLP as independent auditors of the Trust for the fiscal year ending March 31, 1998. In addition to audit services, Deloitte & Touche LLP reviews the Portfolio's Federal and state tax returns and provides consultation and assistance on accounting, internal control and related matters.


                                DISTRIBUTION PLAN

         As  described  in  its   Prospectus,   the   Portfolio  has  adopted  a
Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act. See "Distribution Plan" in the Prospectus.

         The Plan has been approved by a vote of the Board of Trustees with respect to Class A and Class C Shares, including a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of voting on the Plan. The annual compensation payable under the Plan is 0.35% and 0.75% per annum of the average daily net asset value of Class A shares and Class C shares, respectively, of the Portfolio.

         As set forth above, the Portfolio pays 0.35% and 0.75% per annum of the average daily net asset value of Class A shares and Class C shares, respectively, of the Portfolio to Bear Stearns for distribution activities on behalf of the Portfolio in connection with the sale of its shares. Bear Stearns may use the distribution fee for services performed and expenses incurred by Bear Stearns in connection with the distribution of shares by the Portfolio and for providing certain services to the shareholders of the Portfolio. Bear Stearns may pay third parties in respect of these services such amount as it may determine. The Portfolio understands that these third parties may also charge fees to their clients who are beneficial owners of Portfolio shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from Bear Stearns under the Plan. Service fees are payments to broker-dealers who are members of the NASD for services rendered to investors, similar to account maintenance fees. The NASD limit on Rule 12b-1 fees paid by investors of a fund that charges a service fee is 6.25% of new sales, plus interest. To the extent such fee is not paid to such dealers, Bear Stearns may retain such fee as compensation for its services and expenses of distributing the Portfolio's shares. If such fee exceeds its expenses, Bear Stearns may realize a profit from these arrangements.


         The Plan is a compensation plan which provides for the payment of a specified distribution fee without regard to the distribution expenses actually incurred by Bear Stearns. If the Plan were terminated by the Board of Trustees and no successor plan were adopted, the Trustees would cease to make distribution payments to Bear

Stearns and Bear Stearns would be unable to recover the amount of any of its unreimbursed distribution expenditures. However, Bear Stearns does not intend to make distribution expenditures at a rate that materially exceeds the rate of compensation received under the Plan.

         The types of expenses for which Bear Stearns and Authorized Dealers may be compensated under the Plan include compensation paid to and expenses incurred by their respective officers, employees and sales representatives, allocable overhead, telephone and travel expenses, the printing of prospectuses and reports for other than existing Shareholders, preparation and distribution of sales literature, advertising of any type and all other expenses incurred in connection with activities primarily intended to result in the sale of shares of the Portfolio.

         Under the Plan, Bear Stearns, as distributor of the Portfolio's shares, will provide to the Board of Trustees for its review, and the Board will review at least quarterly, a written report of the services provided and amounts expended by Bear Stearns under the Plan and the purposes for which such services were performed and expenditures were made.


         The Plan in its amended and restated form was approved by the Board of Trustees, including the "non-interested" Trustees, on January 28, 1997. Under its terms, the Plan remains in effect from year to year, provided such continuance is approved annually by a vote of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the "non-interested Trustees"). The Plan may not be amended to increase materially the amount to be spent for the services described therein as to the Portfolio without approval of a majority of the outstanding voting securities of the Portfolio. All material amendments of the Plan must also be approved by the Board of Trustees of the Trust in the manner described above. The Plan may be terminated at any time without payment of any penalty by a vote of a majority of the "non-interested" Trustees or by vote of a majority of the outstanding voting securities of the shares of the Portfolio. So long as the Plan is in effect, the selection and nomination of "non-interested" Trustees shall be committed to the discretion of the "non-interested" Trustees. The Board of Trustees has determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Portfolio and the holders of its Class A and Class C Shares. For the period from May 3, 1993 (commencement of investment operations) through March 31, 1994 and the fiscal year ended March 31, 1995, Bear Stearns earned $107,662 and $97,893, respectively, under the prior 12b-1 plan, pursuant to which the compensation payable thereunder was at a rate of 0.25% per annum of the average daily net assets of the Class A Shares of the Portfolio. For the fiscal years ended March 31, 1996, and March 31, 1997, Bear Stearns earned $99,038 and $110,830, respectively, pursuant to which the compensation payable thereunder was at a rate of 0.35% per annum of the average daily net assets of the Class A Shares of the Portfolio. For the period July 26, 1995 (commencement of initial public offering) through March 31, 1996 and for the fiscal year ended March 31, 1997, Bear Stearns earned $452 and $9,356, respectively, pursuant to which the compensation payable thereunder was at a rate of 0.75% per annum of the average daily net assets of the Class C Shares of the Portfolio.



                             PORTFOLIO TRANSACTIONS


         Subject  to  policies  established  by  the  Board  of  Trustees,   the
Investment Manager is responsible for the execution of the Portfolio's transactions and the allocation of brokerage transactions for the Portfolio. In executing portfolio transactions, the Investment Manager seeks to obtain the best net results for the Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Investment Manager generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best results in particular transactions. The Portfolio paid no brokerage commissions for the fiscal year ended March 31, 1997.


         Commission rates for brokerage transactions on foreign stock exchanges are generally fixed. The reasonableness of any negotiated commission paid by the Portfolio will be evaluated on the basis of the difficulty involved in execution, the time taken to conclude the transaction, the extent of the broker's commitment, if any, of its own capital and the amount involved in the transaction. It should be noted that commission rates in U.S. markets are negotiated.

         In the case of over-the-counter issues, there is generally no stated commission, but the price usually includes an undisclosed commission or markup, and the Portfolio will normally deal with the principal market makers unless it can obtain better terms elsewhere.

         The Portfolio does not have any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Investment Manager may, consistent with the interests of the Portfolio and subject to the approval of the Board of Trustees, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio and other clients of the Investment Manager. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Investment Manager. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Investment Manager, as applicable, determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Investment Manager to the Portfolio and its other clients and that the total commissions paid by the Portfolio will be reasonable in relation to the benefits to the Portfolio over the long-term.

         Most of the Debt Obligations to be purchased by the Portfolio generally trade on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Portfolio will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

         Investment decisions for the Portfolio and for other investment accounts managed by the Investment Manager are made independently of each other in the light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolio. The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such security of which Bear Stearns, the Investment Manager or any affiliated person (as defined in the Investment Company Act) thereof is a member except pursuant to procedures adopted by the Portfolio's Board of Trustees pursuant to Rule 10f-3 under the Investment Company Act. Among other things, these procedures, which will be reviewed by the Trustees annually, require that the Commission paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that Bear Stearns, the Investment Manager or any affiliate thereof not participate in or benefit from the sale to the Portfolio. In no instance will portfolio securities be purchased from or sold to the Distributor or the Investment Manager or any affiliated person of the foregoing entities except as permitted by the exemptive order or by applicable law.

         A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Portfolio. Federal income tax laws may restrict the extent to which the Portfolio may engage in short term trading of securities. See "Taxation." The Portfolio anticipates that its annual portfolio turnover rate will vary from year to year. The portfolio turnover rate is calculated by dividing the lesser of the Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the Portfolio during the year.

                       PURCHASE AND REDEMPTION INFORMATION

         Payment and Terms of Offering. Shares of the Portfolio are sold at an offering price equal to the net asset value per share. Class A shares are subject to a sale load based on the amount of purchase (for purchases less than $1,000,000, which sales charge may be reduced under the Right of Accumulation. Purchases of Class A shares in the amount of $1,000,000 or more are subject to a CDSC of 0.50% on redemptions made within the first year of purchase. Class C shares are subject to a CDSC of 1.00% on redemptions made within the first year of purchase. Payment for shares purchased should accompany the purchase order as described in the Prospectus. Payment must be made by check or money order drawn on a U.S. bank. Checks or money orders must be payable in U.S. dollars.

         As a condition of this offering, if an order to purchase the shares is cancelled due to nonpayment (for example, on account of a check returned for "not sufficient funds"), the person who made the order will be responsible for any loss incurred by the Portfolio by reason of such cancellation, and if such purchaser is a shareholder, the Portfolio shall have the authority as agent of the shareholder to redeem shares in his or her account at their then-current net asset value per share to reimburse the Portfolio for the loss incurred. Investors whose purchase orders have been cancelled due to nonpayment may be prohibited from placing future orders.

         An order to purchase shares is not binding on the Portfolio until it has been confirmed in writing by the Transfer Agent (or other arrangements made with the Portfolio, in the case of orders utilizing wire transfer of funds, as described above) and payment has been received. To protect existing shareholders, the Portfolio reserves the right to reject any offer for a purchase of shares by any individual.

         Upon the purchase of shares of the Portfolio, a shareholder investment account is opened for the investor on the books of the Portfolio and maintained by the Transfer Agent. This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate.

         Class A shares of the Portfolio may be purchased at net asset value with the proceeds from the redemption of shares of an investment company sold with a sales charge or commission and not distributed by Bear Stearns. See "How to Buy Shares - Class A Shares" in the Prospectus. Bear Stearns may make or allow additional payments or offer promotional incentives to dealers that sell Class A shares. Frequently, in connection with promotional incentives to Authorized Dealers, Bear Stearns will offer to pay Authorized Dealers an amount up to 1% of the net asset value of shares purchased by the dealer's clients or customers with such proceeds. The current promotional incentive offered to Authorized Dealers from April 15, 1996 through June 28, 1996 is indefinitely extended.

         Under certain circumstances set forth in the Prospectus under "How to Buy Shares - Class A Shares" the purchaser's front-end sales charges can be waived. In these instances where the front-end sales charges are waived, Bear Stearns requires documentation, certification or information from the Authorized Dealer. Any such waiver will be subject to confirmation of the purchaser's holdings through a check of these records to verify that such purchaser is eligible for the applicable exemption from the front-end sales charges.

         Transfer of Shares. In the event a Shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer.

         Redemption. The Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption of the Portfolio's shares by making payment in whole or in part in securities chosen by the Portfolio and valued in the same way as they would be valued for purposes of computing the Portfolio's net asset value. If payment is made in securities, a Shareholder may incur transaction costs in converting these securities into cash. The Portfolio has selected, however, to be governed by Rule 18f-1 under the Investment Company Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one Shareholder of the Portfolio.

         Under the Investment Company Act, the Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on said Exchange is restricted, or during which (as determined by the Commission by rule or regulation) an emergency exists as a result of which disposal or valuation of the Portfolio's securities is not reasonably practicable, or for such other periods as the Commission may permit. The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

         A Shareholder of the Portfolio may request redemptions of shares of the Portfolio by telephone if the optional telephone transaction privilege is elected on the Account Information Form accompanying the Portfolio's Prospectus. It may be difficult to implement redemptions by telephone in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Portfolio employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. Telephone transaction procedures include the following measures: requiring the appropriate telephone transaction election be made on the Portfolios' Account Information Form requiring the caller to provide the names of the account owners, the account owner's social security number and name of fund, all of which must match the Portfolio's records; requiring that the Transfer Agent's service representative complete a telephone transaction form listing all of the above caller identification information; requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and maintaining tapes of telephone transactions for six months, if the Portfolio elects to record shareholder telephone transactions.

         For accounts held of record by a broker-dealer, trustee, custodian or an attorney-in-fact (under a power of attorney), additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. The Trust may implement other procedures from time to time. If reasonable procedures are not implemented, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither the Portfolio, the Trust nor Bear Stearns will be responsible for the authenticity of redemption or exchange instructions received by telephone.

         Written redemption instructions which are given directly to the Transfer Agent require signature guarantees, and duly endorsed stock certificates, if previously issued, must be received by the Transfer Agent in proper form and signed exactly as the shares are registered. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Stock Exchanges Medallion Program and the Securities Transfer Agents Medallion Program ("STAMP"). Such guarantees must be signed by an authorized signatory thereof with "Signature Guaranteed" appearing with the shareholder's signature. If the signature is guaranteed by a broker or dealer, such broker or dealer must be a member of a clearing corporation and maintain net capital of at least $100,000. Signature-guarantees may not be provided by notaries public. Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Investors may obtain from the Fund or the Transfer Agent forms of resolutions and other documentation which have been prepared in advance to assist compliance with the Portfolio's procedures. Any questions with respect to signature-guarantees should be directed to the Transfer Agent by calling 1-800-477-1139.

         The Portfolio may suspend redemption privileges or postpone the date of payment for more than seven days after a redemption order is received during any period (i) when the NYSE is closed other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the Commission,
(ii) when an emergency exists, as defined by the Commission, which makes it not reasonably practicable for the Portfolio to dispose of securities owned by it or fairly to determine the value of its assets, or (iii) as the Commission may otherwise permit.

                             SHARES OF THE PORTFOLIO

         The Trust's Agreement and Declaration of Trust dated October 15, 1992 (the "Trust Agreement") permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series, provided each share has a par value of $0.001 per share, represents an equal proportionate interest in that series with each other share and is entitled to such dividends out of the income belonging to such series as are declared by the Trustees.

         The Trustees have authority under the Trust Agreement to create and classify shares of beneficial interest in separate series of the Trust without further action by Shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized unlimited shares of the Portfolio. The Trust Agreement further authorizes the Board of Trustees to classify or reclassify any series or portfolio of unlimited shares into one or more classes. Pursuant thereto, the Board of Trustees has authorized the issuance of one series with three classes of shares of the Portfolio: Class A shares, Class C and Class Y shares.

         Shareholders of the Trust have certain rights with respect to calling special meetings of Shareholders, provided that certain terms of the Trust's By-Laws are met. Pursuant to the By-Laws, the record holders of at least 20% of the shares outstanding and entitled to vote at a special meeting may require the Trust to hold such special meeting of Shareholders for any purpose except that the record holders of at least 10% of the shares outstanding may call a special meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and Shareholders may, under certain circumstances as permitted by the Investment Company Act, communicate with other Shareholders in connection with requiring a special meeting of Shareholders. In addition, the Portfolio is required to assist Shareholder communication in connection with the calling of Shareholder meetings to consider removal of a Trustee.

         Each share of the Portfolio represents an equal proportionate interest in the assets belonging to the Portfolio. All Portfolio expenses are based on a percentage of the Portfolio's aggregate average net assets, except that the respective distribution and account administration fees relating to a particular class will be borne exclusively by that class.

         Certain aspects of the shares may be altered, after advance notice to Shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

         When issued, shares are fully paid and non-assessable. In the event of liquidation, Shareholders are entitled to share pro rata in the net assets of the Portfolio available for distribution to such Shareholders. All shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

         BSFM provided the initial capital for the Portfolio by purchasing 10,472 shares of the Portfolio for $100,007.60 on January 5, 1993.

         Under Massachusetts law, there is a remote possibility that Shareholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of such trust. The Trust Agreement contains an express disclaimer of Shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust Agreement provides for indemnification out of Trust property of any Shareholder charged or held personally liable for obligations or liabilities of the Trust solely by reason of being or having been a Shareholder of the Trust and not because of such Shareholder's acts or omissions or for some other reason. The Trust Agreement also provides that the Trust shall, upon proper and timely request, assume the defense of any charge made against any Shareholder as such for any obligation or liability of the Trust and satisfy any judgment thereon. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                                 NET ASSET VALUE

         The net asset value per share of each Class of the Portfolio is calculated by the Portfolio's Administrator as of the close of regular trading of the NYSE (normally 4:00 p.m., New York time) on each Business Day. "Business Day" means each weekday when the NYSE is open for business. Net asset value per share of each Class is calculated by dividing the value of the Portfolio's net assets represented by such Class (i.e., the value of its assets less its liabilities) by the total number of shares of such Class outstanding. Currently, the NYSE is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities which are listed on stock exchanges, whether U.S. or foreign, are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the mean of the bid and asked prices available prior to the valuation. If on any Business Day a foreign securities exchange or foreign market is closed, the securities traded on such exchange or in such market will be valued at the last sale price reported on the previous business day of such foreign exchange or market. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by the Board of Trustees or its delegates as the primary market.
Securities traded in the over-the-counter market and listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") are valued at the last trade price listed on the NASDAQ at 4:00 pm; securities listed on NASDAQ for which there were no sales on that day and other over-the-counter securities are valued at the mean of the bid and asked prices available prior to valuation. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. In making this determination the Board of Trustees will consider, among other things, publicly available information regarding the issuer, market conditions and values ascribed to comparable companies. In instances where the price determined above is deemed not to represent fair market value, the price is determined in such manner as the Board may prescribe. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity. Any assets which are denominated in a foreign currency are converted into U.S. dollars at the prevailing market rates for purposes of calculating net asset value. The Portfolio's obligation to pay any local taxes on remittances from Emerging Countries will become a liability on the record date for a dividend payment and will have the effect of reducing the Portfolio's net asset value. Because of the differences in operating expenses incurred by each Class, the per share net asset value of each Class will differ.

         Foreign currency exchange rates are generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events will not be reflected in a computation of the Portfolio's net asset value. If events materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees. The foreign currency exchange transactions of the Portfolio conducted on a spot basis will be valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate by an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another. In determining the approximate market value of portfolio investments, the Portfolio may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Portfolio's books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Board of Trustees.


                        PERFORMANCE AND YIELD INFORMATION

         The following information supplements and should be read in conjunction
with  the  section  in  the   Portfolio's   Prospectus   entitled   "Performance
Information."

         Total Return. For purposes of quoting and comparing the performance of the Portfolio to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to Shareholders, performance may be stated in terms of total return. Under the rules of the Commission, funds advertising performance must include total return quotes calculated according to the following formula:

                     P(1 + T)n      =         ERV

         Where:      P              =         a hypothetical initial payment of
                                              $1,000

                     T              =         average annual total return

                     n              =         number of years (1, 5 or 10)

                     ERV            =         ending  redeemable  value at the
                                              end of the 1, 5 or 10 year periods
                                              (or fractional portion thereof) of
                                              a hypothetical $1,000 payment made
                                              at the beginning of the 1, 5 or 10
                                              year periods.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication, and will cover one, five and ten year periods or a shorter period dating from the effectiveness of the Portfolio's registration statement. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Portfolio are assumed to have been reinvested at net asset value, as described in the Prospectus, on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Portfolio. The Portfolio may also from time to time include in such advertising, an aggregate total return figure or a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Portfolio's performance with other measures of investment return. For example, in comparing the Portfolio's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, as appropriate, the Portfolio may calculate its aggregate and/or average annual total return for the specified periods of time by assuming the investment of $1,000 in Portfolio shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. The Portfolio does not, for these purposes, deduct from the initial value invested any amount representing sales charges with respect to Class A shares and any amount representing any applicable CDSC with respect to Class C shares. The Portfolio will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under the Commission rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


         The total return calculated using the above method for the fiscal year ended March 31, 1997 was 28.49% total return for the Class A shares and 32.97% for the Class C shares respectively.

         Yield. The Portfolio may also advertise their yield. Under the rules of the Commission, the Portfolio advertising yield must calculate yield using the following formula:

                   YIELD = 2[(a-b)/cd + 1)^6 - 1]
cd

         Where:    a     =          dividends and interest earned during the
                                    period.

                   b     =          expenses accrued for the period (net of
                                    reimbursement).

                   c     =          the average daily number of shares
                                    outstanding during the period that were
                                    entitled to receive dividends.

                   d     =          the maximum offering price per share on the
                                    last day of the period.

         Under the foregoing formula, yield is computed by compounding semi-annually, the net investment income per share earned during a 30 day period divided by the maximum offering price per share on the last day of the period. For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Portfolio, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

         Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yields will fluctuate, they cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or a guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the Portfolio securities (the method used by the fund to compute the yield methods may differ) and whether there are any special account charges which may reduce the effective yield.

         The yields on certain obligations are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by the Portfolio, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, the Portfolio's Investment Manager will consider whether the Portfolio should continue to hold the obligation.

                                 CODE OF ETHICS

         The Trust, on behalf of the Portfolio, has adopted an amended and restated Code of Ethics (the "Code of Ethics"), which established standards by which certain access persons of the Trust must abide relating to personal securities trading conduct. Under the Code of Ethics, access persons which include, among others, trustees and officers of the Trust and employees of the Trust and BSFM, are prohibited from engaging in certain conduct, including: (1) the purchase or sale of any security being purchased or sold, or being considered for purchase or sale, by the Portfolio, without prior approval by the Trust or without the applicability of certain exemptions; (2) the recommendation of a securities transaction without disclosing his or her interest in the security or issuer of the security; (3) the commission of fraud in connection with the purchase or sale of a security held by or to be acquired by the Portfolio; (4) the purchase of any securities in an initial public offering or private placement transaction eligible for purchase or sale by the Portfolio without prior approval by the Trust; and (5) the acceptance of gifts of more than a de minimus value from those doing business with or on behalf of the Portfolio. Certain transactions are exempt from item (1) of the previous sentence, including: (1) purchases or sales on the account of an access person that are not under the control of or that are non-volitional with respect to that person; (2) purchases or sales of securities not eligible for purchase or sale by the Portfolio; (3) purchases or sales relating to rights issued by an issuer pro rata to all holders of a class of its securities; and (4) any securities transaction, or series of related transactions, involving 500 or fewer shares of an issuer having a market capitalization greater than $1 billion.

The Code of Ethics specifies that access persons shall place the interests of the shareholders of the Portfolio first, shall avoid potential or actual conflicts of interest with the Portfolio, and shall not take unfair advantage of their relationship with the Portfolio. Under certain circumstances, the Investment Manager to the Portfolio may aggregate or bunch trades with other clients provided that no client is materially disadvantaged. Access persons are required by the Code of Ethics to file quarterly reports of personal securities investment transactions. However, an access person is not required to report a transaction over which he or she had no control. Furthermore, a trustee of the Trust who is not an "interested person" (as defined in the Investment Company
Act) of the Trust is not required to report a transaction if such person did not know or, in the ordinary course of his duties as a trustee of the Trust, should have known, at the time of the transaction, that, within a 15 day period before or after such transaction, the security that such person purchased or sold was either purchased or sold, or was being considered for purchase or sale, by the Portfolio. The Code of Ethics specifies that certain designated supervisory persons and/or designated compliance officers shall supervise implementation and enforcement of the Code of Ethics and shall, at their sole discretion, grant or deny approval of transactions required by the Code of Ethics.

                                    TAXATION

         GENERAL TAX CONSEQUENCES TO THE PORTFOLIO AND ITS SHAREHOLDERS

         The following is only a summary of certain additional tax considerations generally affecting the Portfolio and its Shareholders that are not described in the Portfolio's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its Shareholders, and the discussion in this Statement of Additional Information and in the Portfolio's Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

         The Portfolio has elected to be taxed as a regulated investment company under Part I of Subchapter M of the Code. As a regulated investment company, the Portfolio is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to Shareholders, provided that it distributes an amount equal to at least 90% of its investment company taxable income (the sum of the net taxable investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement. The Distribution Requirement for any year may be waived if a regulated investment company establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for Federal excise tax (discussed below). In addition to satisfaction of the Distribution Requirement the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement") and derive less than 30% of its gross income from the sale or other disposition of any of the following investments, if such investments were held for less than three months: (a) stock or securities (as defined in Section 2(a) (36) of the Investment Company Act); (b) options, futures, or forward contracts (other than options, futures or forward contracts on foreign currencies); and (c) foreign currencies (or options, futures or forward contracts on foreign currencies) but only if such currencies (or options, futures or forward contracts) are not directly related to the regulated investment company's principal business of investing in stock or securities (or in options and futures with respect to stocks or securities) (the "Short-Short Gain Test"). Interest (including accrued original issue discount and, in the case of debt securities bearing taxable interest income, "accrued market discount") received by the Portfolio at maturity or on disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security for purposes of the Short- Short Gain Test. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

         Income derived by a regulated investment company from a partnership or trust (including a foreign entity that is classified as a partnership or trust for U.S. federal income tax purposes) will satisfy the Income Requirement only to the extent such income is attributable to items of income of the partnership or trust that would satisfy the Income Requirement if they were realized by a regulated investment company in the same manner as realized by the partnership or trust.

         In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Requirement"). The Internal Revenue Service has taken the position, in informal rulings issued to other taxpayers, that the issuer of a repurchase agreement is the bank or dealer from which securities are purchased. The Portfolio will not enter into repurchase agreements with any one bank or dealer if entering into such agreements would, under the informal position expressed by the Internal Revenue Service, cause it to fail to satisfy the Asset Diversification Requirement.

         Distributions of investment company taxable income will be taxable to Shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any distribution from the Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         The Portfolio intends to distribute to Shareholders its excess of net long-term capital gain over net short-term capital loss ("net capital gain"), if any, for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to Shareholders as long-term capital gain, regardless of the length of time the Shareholder has held his shares, whether such gain was recognized by the Portfolio prior to the date on which a Shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares. The aggregate amount of distributions designated by the Portfolio as capital gain dividends may not exceed the net capital gain of the Portfolio for any taxable year, determined by excluding any net long-term capital loss attributable to transactions occurring after October 31 of such year and by treating any such loss as if it arose on the first day of the following taxable year. Such distributions will be designated as capital gain dividends in a written notice mailed by the Portfolio to Shareholders not later than 60 days after the close of the Portfolio's respective taxable year. The Portfolio would incur a federal income tax liability under the Code with respect to retained net capital gains. Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares.

         If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to Shareholders, and all distributions will be taxable as ordinary dividends to the extent of the Portfolio's current and accumulated earning and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate Shareholders regardless of the source of the Portfolio's income, subject to the limitations which apply to the dividends received deduction, including the requirement that the dividends be received on shares held for more than 45 days. Investors should be aware that any loss realized on a sale of shares of the Portfolio will be disallowed to the extent an investor repurchases shares of the Portfolio within a period of 61 days (beginning 30 days before and ending 30 days after the day of disposition of the shares). Dividends reinvested by the Portfolio in shares within the 61-day period would be treated as a purchase for this purpose.

         The Code imposes a non-deductible 4% excise tax on regulated investment companies that do not distribute with respect to each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. Because the Portfolio intends to distribute all of its taxable income currently, the Portfolio does not anticipate incurring any liability for this excise tax. However, investors should note that the Portfolio may in certain circumstances be required to liquidate investments in order to make sufficient distributions to avoid excise tax liability.

         The Portfolio is expected to invest in both short-term and long-term emerging markets Debt Obligations with original issue discount and/or market discount. Original issue discount generally is the excess (if any) of the stated redemption price of an obligation over its original issue price. Market discount generally is the excess (if any) of the stated redemption price of an obligation (or in the case of an obligation issued with original issue discount, its original issue price plus accreted original issue discount) over the price at which it is purchased subsequent to original issuance. Original issue discount is generally required to be included in income on a periodic basis by a holder as ordinary income. Income attributable to market discount generally is ordinary income (as opposed to capital gain). A taxpayer may elect to include market discount in income on a periodic basis as opposed to including market discount in income upon payment or sale of the obligation. In some cases, the amount of original issue discount and/or market discount on obligations purchased by the Portfolio may be significant. The Portfolio has elected to include market discount in income currently, for both book and tax purposes. Accordingly, accretion of market discount together with original issue discount, will cause the Portfolio to realize income prior to the receipt of cash payments with respect to these securities. In order to distribute this income and maintain its qualification as a regulated investment company and avoid becoming subject to federal income or excise tax, the Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold, use its cash assets or borrow funds on a temporary basis necessary to declare and pay a distribution to Shareholders. The Portfolio may realize capital gains or losses from those sales, which would increase or decrease the Portfolio's investment company taxable income or net capital gain. In addition, any such gains may be realized on the disposition of securities held for less than three months.
Because of the Short-Short Gain Test, any such gains would reduce the Portfolio's ability to sell other securities, or certain options, futures or forward contracts, held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

         Because distributions made in respect of accreted market discount will be taxable to Shareholders currently as ordinary income, Shareholders may realize income attributable to market discount on an obligation held by the Portfolio earlier than if the Shareholder had directly owned such obligation. In the case of such direct ownership, absent an election by the holder to currently include market discount in income, market discount income generally would not be realized by the holder until payment or other disposition of the obligation. Original issue discount on an obligation held directly by a Shareholder, on the other hand, generally would have to be included in income on a periodic basis. In general, distributions by the Portfolio of amounts in respect of accreted discount should reduce the net asset value of the Portfolio by a corresponding amount. Therefore, distributions in respect of accreted discount would result in current income to Shareholders, but in general may also reduce taxable gain (or increase loss) to a holder by a similar amount in case of a subsequent disposition by a holder of his or her interest in the Portfolio. In the event the Portfolio has to liquidate portfolio securities earlier than it otherwise would have in order to make distributions of accreted discount and the Portfolio realizes net capital gains from such transactions, the Shareholders may receive a larger capital gain distribution than they would have in the absence of such transactions.

         The Portfolio will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends paid to any Shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Portfolio that he is not subject to backup withholding or that he is an "exempt recipient." The backup withholding tax is not an additional tax and may be credited against a Shareholders' regular federal income tax liability.

         The foregoing general discussion of Federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Although the Portfolio expects to continue to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Portfolio may be subject to the tax laws of such states or localities.

         Certain states exempt from state income taxation, dividends paid by a regulated investment company that are derived from interest on U.S. government obligations. The Portfolio will accordingly inform its Shareholders annually of the percentage, if any, of its ordinary dividends that is derived from interest on U.S. government obligations. Shareholders should consult with their tax advisers as to the availability and extent of any applicable state income tax exemption.

         Income received by the Portfolio from sources outside the United States may be subject to withholding and other taxes imposed by countries other than the United States. If the Portfolio qualifies as a regulated investment company, if certain distribution requirements are satisfied and if more than 50% of the value of the Portfolio's assets at the close of the taxable year consists of stocks or securities of foreign corporations, the Portfolio will be eligible to elect for federal income tax purposes and if eligible, intends to file an election with the Internal Revenue Service to treat any foreign income taxes paid by the Portfolio that can be treated as income taxes under United States income tax principles as paid by its Shareholders. However, there is no guarantee that the Portfolio will be able to do so. For any year that the Portfolio makes such an election, an amount equal to the foreign income taxes paid by the Portfolio that can be treated as income taxes under United States income tax principles will be included in the income of its Shareholders and each Shareholder will be entitled (subject to certain limitations) to credit the amount included in his income against such Shareholder's United States tax liabilities, if any, or to deduct such amount from such Shareholder's United States taxable income, if any.

         Generally, a credit for foreign taxes may not exceed the United States Shareholder's United States tax attributable to its total foreign source taxable income. If a regulated investment company makes the election described in the previous paragraph, the source of the Portfolio's income flows through to its Shareholders. Thus, dividends and interest received by the Portfolio in respect of foreign securities will give rise to foreign source income to the Shareholders. However, certain items of the Portfolio's income, including income and gains from securities transactions as well as certain foreign currency gains, may be treated as United States source income to Shareholders. Accordingly, if the Portfolio recognizes capital gain income which is subject to foreign income or withholding tax, as described more fully below, United States Shareholders may not be deemed to receive foreign source income against which the foreign tax credit could be applied. The overall limitation on a foreign tax credit is also applied separately to specific categories of foreign source income. Furthermore, the foreign tax credit is allowed to offset only 90% of any alternative minimum tax to which a United States Shareholder may be subject. As a result of these rules, certain United States Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Portfolio. If a United States Shareholder is not able to credit the foreign tax paid because of the application of the foreign tax credit limitation described herein, double taxation of such gain could only be mitigated by deducting the tax paid, which may be subject to the limitations described above.

         Taxation of a Shareholder who, as to the United States, is a foreign investor (such as a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership) depends, in part, on whether the Shareholder's income from the Portfolio is "effectively connected" with a United States trade or business carried on by the Shareholder. If the foreign investor is not a resident alien and the income from the Portfolio is not effectively connected with a United States trade or business carried on by the foreign investor, distributions of net investment income and net realized short-term capital gains will be subject to a 30% (or lower treaty rate) United States withholding tax. Furthermore, foreign investors may be subject to an increased United States tax on their income resulting from the Portfolio's election
(described above) to "pass through" amounts of foreign taxes paid by the Portfolio, but may not be able to claim a credit or deduction with respect to the foreign taxes treated as having been paid by them. Distributions of net realized long-term capital gains, amounts retained by the Portfolio which are designated as undistributed capital gains and gains realized upon the sale of shares of the Portfolio will not be subject to United States tax unless a foreign investor who is an individual is physically present in the United

States for more than 182 days during the taxable year, and, in the case of gain realized upon the sale of shares of the Portfolio, (i) such gain is attributable to an office or fixed place of business in the United States, or (ii) such nonresident alien individual has a tax home in the United States and such gain is not attributable to an office or place of business located outside the United States. The Portfolio intends to distribute to Shareholders its net capital gain, if any, for each taxable year. However, a determination by the Portfolio not to distribute long-term capital gains may reduce a foreign investor's overall return from an investment in the Portfolio, since the Portfolio will incur a United States federal tax liability with respect to retained long-term capital gains, thereby reducing the amount of cash held by the Portfolio that is available for distribution, and the foreign investor may not be able to claim a credit or deduction with respect to such taxes.

         In general, if a foreign investor is a resident alien or if dividends or distributions from the Portfolio are effectively connected with a United States trade or business carried on by the foreign investor, then dividends of net investment income, distributions of net short-term and long-term capital gains, amounts retained by the Portfolio that are designated as undistributed capital gains and any gains realized upon the sale of shares of the Portfolio will be subject to United States income tax at the rates applicable to United States citizens or domestic corporations. If the income from the Portfolio is effectively connected with a United States trade or business carried on by a foreign investor that is a corporation, then such foreign investor may also be subject to the 30% (or lower treaty rate) branch profits tax.

         The tax consequences to a foreign Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Under regulations proposed to be effective for dividends paid after 1997, foreign shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their own tax advisers with respect to
(a) whether their income from the Portfolio is or is not effectively connected with a United States trade or business carried on by them, (b) whether they may claim the benefits of an applicable tax treaty and (c) any other tax consequences to them of an investment in the Portfolio.

         Shareholders will be notified annually by the Portfolio as to the United States federal income tax status of the dividends, distributions and deemed distributions made by the Portfolio to its Shareholders. Furthermore, Shareholders will also receive, if appropriate, various written notices after the close of the Portfolio's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Portfolio to its Shareholders during the preceding taxable year.

         Distributions also may be subject to additional state, local and foreign taxes depending on each Shareholder's particular situation.


                           SPECIAL TAX CONSIDERATIONS

         The following discussion relates to the particular Federal income tax consequences of the investment policies of the Portfolio. The ability of the Portfolio to engage in options, short sale and futures activities will be somewhat limited by the requirements for their continued qualification as regulated investment companies under the Code, in particular the Distribution Requirement, the Short-Short Gain Test and the Asset Diversification Requirement.

Straddles

         The options transactions that the Portfolio enters into may result in "straddles" for Federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by the Portfolio. In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Portfolio for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the "required distribution" that the

Portfolio must make in order to avoid Federal excise tax. Furthermore, in determining its investment company taxable income and ordinary income, the Portfolio may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to the Portfolio of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Portfolio is uncertain which (if any) of these elections it will make.

         Because only a few regulations implementing the straddle rules have been promulgated by the U.S. Treasury, the tax consequences to the Portfolio of engaging in options transactions are not entirely clear. Nevertheless, it is evident that application of the straddle rules may substantially increase or decrease the amount which must be distributed to Shareholders in satisfaction of the Distribution Requirement (or to avoid Federal excise tax liability) for any taxable year in comparison to a fund that did not engage in options transactions. For purposes of the Short-Short Gain Test, current Treasury regulations provide that (except to the extent that the short sale rules discussed below would otherwise apply) the straddle rules will have no effect on the holding period of any straddle position. However, the U.S. Treasury has announced that it is continuing to study the application of the straddle rules for this purpose.

Options and Section 1256 Contracts

         The writer of a covered put or call option generally does not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the writer generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the writer in determining the capital gain or loss recognized in the resultant sale. However, options transactions that the Portfolio enters into, as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market entered into by the Portfolio, will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end marking-to-market of Section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss may be treated as ordinary income or loss. See "Foreign Currency Transactions" below. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the Portfolio for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of Section 1256 contracts that the Portfolio continued to hold. Investors should also note that Section 1256 contracts will be treated as having been sold on October 31 in calculating the "required distribution" that the Portfolio must make to avoid Federal excise tax liability.

         The Portfolio may elect not to have the year-end marking-to-market rule apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Portfolio that are not Section 1256 contracts (the "Mixed Straddle Election"). It is unclear under present law how certain gain that the Portfolio may derive from trading in Section 1256 contracts for which a Mixed Straddle Election is not made will be treated for purposes of the "Short-Short Gain Test."

Foreign Currency Transactions

         In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Portfolio qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the Asset Diversification Requirement.

         Under Code Section 988 special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, the Portfolio may elect capital gain or loss treatment for such transactions.
Alternatively, the Portfolio may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general, gains or losses from a foreign currency transaction subject to Code Section 988 will increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to Shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain. Additionally, if losses from a foreign currency transaction subject to Code
Section 988 exceed other investment company taxable income during a taxable year, the Portfolio will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be accreted as a return of capital to Shareholders, thereby reducing each Shareholder's basis in his shares.

Conversion Transactions

         All or a portion of the capital gain from the disposition or other termination of any position that was part of a "conversion transaction" will generally be accreted as ordinary income. A conversion transaction is a transaction, generally consisting of two or more positions taken with regard to the same or similar property, where substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in the transaction. A transaction, however, is not a conversion transaction unless it also satisfies one of the following four criteria: (1) the transaction consists of the acquisition of property by the taxpayer and a substantially contemporaneous agreement to sell the same or substantially identical property in the future; (2) the transaction is a straddle, within the meaning of Section 1092 (treating stock as personal property); (3) the transaction is one that was marketed or sold to the taxpayer on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in regulations to be promulgated on a prospective basis by the Secretary of the Treasury.

         Subject to regulations to be promulgated by the Secretary of the Treasury, the amount of gain accreted as ordinary income generally shall not exceed the amount of interest that would have accrued on the Portfolio's net investment in the conversion transaction for the relevant period at a yield equal to 120% of the applicable federal rate as defined in Section 1274(d). Thus, to the extent that the Portfolio recognizes income from conversion transactions, Shareholders will be taxed on all or a part of this income at ordinary rates.

Passive Foreign Investment Companies

         If the Portfolio acquires shares in certain foreign investment entities, called "passive foreign investment companies" (a "PFIC"), the Portfolio may be subject to United States federal income tax on a portion of any "excess distribution" received with respect to such shares or on a portion of any gain recognized upon a disposition of such shares, notwithstanding the distribution of such income to the Shareholders of the Portfolio. Additional charges in the nature of interest may also be imposed on the Portfolio in respect of such federal income taxes. However, in lieu of sustaining the foregoing tax consequences, the Portfolio may elect to have its investment in any PFIC taxed as an investment in a "qualified electing fund" (a "QEF"). By making a QEF election, the Portfolio would be required to include in its income each year a ratable portion, whether or not distributed, of the ordinary earnings and net capital gain of the QEF. Any such QEF inclusions would have to be taken into account by the Portfolio for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement.

         The Internal Revenue Service has issued proposed regulations that would permit the Portfolio to elect (in lieu of paying deferred tax or making a QEF election) to mark-to-market annually any PFIC shares that it owned and to include any gains (but not losses) that it was deemed to realize as ordinary income. The Portfolio generally would not be subject to deferred Federal income tax on any gains that it was deemed to realize as a consequence of making a mark-to-market election, but such gains would be taken into account by the Portfolio for purposes of satisfying the Distribution Requirement and the excise tax distribution requirement. The proposed regulations indicate that they would apply only prospectively, to taxable years ending after their promulgation as final regulations.

Short-Short Gain Test

         Because of the Short-Short Gain Test, the Portfolio may have to limit the sale of appreciated (but not depreciated) securities that it has held for less than three months. The short sale of (including for this purpose the acquisition of a put option on) (1) securities held on the date of the short sale or acquired after the short sale and on or before the date of closing thereof or (2) securities which are "substantially identical" to securities held on the date of the short sale or acquired after the short sale and on or before the date of the closing thereof may reduce the holding period of such securities for purposes of the Short-Short Gain Test.

         Any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of such hedge for purposes of the Short-Short Gain Test. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of the Short-Short Gain Test. The Portfolio anticipates engaging in hedging transactions that qualify as designated hedges. However, because of the failure of the U.S. Treasury to promulgate regulations as authorized by the Code, it is not clear at the present time whether this treatment will be available to all of the Portfolio's hedging transactions. To the extent the Portfolio's transactions do not qualify as designated hedges, the Portfolio's investments in short sales, options or other transactions may be limited.

         THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE PORTFOLIO AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE PORTFOLIO.


                                  MISCELLANEOUS

         Counsel. Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019, serves as counsel to the Portfolio, the Investment Manager and the Distributor.

         Independent Auditors. Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, serves as the Portfolio's independent auditors.

         The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement and the exhibits relating thereto, which the Portfolio has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act to which reference is hereby made.


                              FINANCIAL STATEMENTS


         The Portfolio's Annual Report to Shareholders for the fiscal year ended March 31, 1997, including the financial statements, accompanying notes and report of independent auditors appearing therein, is a separate document supplied with this Statement of Additional Information and is available upon request by calling 1-800-447- 1139.




BSF-S-004-02

APPENDIX A

                              INVESTMENT PRACTICES

         A detailed discussion of various hedging and fixed income strategies that may be pursued by the Investment Manager on behalf of the Portfolio follows below. The Portfolio will not be obligated to pursue any of these investment strategies and makes no representation as to the availability of these techniques at this time or at any time in the future. The Investment Manager may utilize these investment practices to the extent that they are consistent with the Portfolio's investment objective and permitted by the Portfolio's investment limitations and applicable regulatory authorities.

         The Portfolio may engage in certain forward, futures, options, forward foreign exchange contracts, interest rate swaps and other strategies to attempt to reduce the overall risk of its investments (hedge), adjust investment exposure, enhance income, or to replicate a fixed income return in markets which present an attractive interest rate environment but which restrict foreign investment in fixed income securities; however, the instruments necessary to engage in such investment practices may not generally be available or may not provide a perfect hedge and also entail certain risks.

         The Portfolio may engage in certain options strategies involving debt securities and may enter into forward currency contracts in order to attempt to enhance income or to hedge the Portfolio's investments. The Portfolio also may use bond index futures contracts, interest rate futures contracts, foreign currency futures contracts (collectively, "futures contracts" or "futures") and forward currency contracts, and use options and futures contracts for hedging purposes or in other circumstances permitted by the CFTC. The foregoing instruments are sometimes referred to collectively as "Hedging Instruments" and certain special characteristics of and risks associated with using Hedging Instruments are discussed below. In addition to the investment guidelines (described below) adopted by the Board of Trustees to govern investment in Hedging Instruments, use of these instruments may be subject to the applicable regulations of the Securities and Exchange Commission (the "Commission"), the several options and futures exchanges upon which options and futures contracts are traded, and other regulatory authorities. In addition to the products, strategies and risks described below, the Investment Manager may become aware of additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques. These new opportunities may become available as the Investment Manager develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, forward currency contracts or other techniques are developed. The Investment Manager may utilize these opportunities to the extent that they are consistent with the Portfolio's investment objectives and permitted by the Portfolio's investment limitations and applicable regulatory authorities.

         The following discussion summarizes the principal currency management strategies involving forward contracts that may be used by the Portfolio. The Portfolio may engage in hedging strategies, including among others, settlement hedging, transaction hedging, position hedging, proxy hedging and cross-hedging. A "settlement hedge" or "transaction hedge" is designed to protect the Portfolio against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by the Portfolio in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by BSFM.

         The Portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if the Portfolio owns securities denominated in a particular currency, it could enter into a forward contract to sell that particular currency in return for U.S. dollars to hedge against possible declines in the particular currency's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Portfolio could also hedge the position by selling another currency (or basket of currencies) expected to perform similarly to a particular currency. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. With regard to the Portfolio's use of proxy hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relating to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's proxy hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio assets that are the subject of such proxy-hedges are denominated.

         The Portfolio may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Portfolio had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

         Successful use of currency management strategies will depend on BSFM's skill in analyzing currency values. Currency management strategies may substantially change the Portfolio's investment exposure to changes in currency exchange rates and could result in losses to the Portfolio if currencies do not perform as BSFM anticipates. For example, if a currency's value rose at a time when BSFM had hedged the Portfolio by selling that currency in exchange for dollars, the Portfolio would not participate in the currency's appreciation. If BSFM hedges currency exposure through proxy hedges, the Portfolio could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if BSFM increases the Portfolio's exposure to a foreign currency and that currency's value declines, the Portfolio will realize a loss. There is no assurance that BSFM's use of currency management strategies will be advantageous to the Portfolio or that it will hedge at appropriate times.

         Foreign Currency Transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

         At the maturity of a forward contract, the Portfolio may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

         The Portfolio may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency for any lawful purpose. For example, the Portfolio may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Portfolio intends to acquire. In addition, the Portfolio may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

         The cost to the Portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Portfolio enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

         Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         The Portfolio may also create non-speculative "synthetic" positions. A synthetic position is deemed not to be speculative if the position is covered by segregation of short-term liquid assets. A "synthetic position" is the duplication of a cash market transaction when deemed advantageous by the Investment Manager for cost liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of a security or other asset for cash. For example, from time to time, the Portfolio experiences large cash inflows which may be redeemed from the Portfolio in a relatively short period. In this case, the Portfolio currently can leave the amounts uninvested in anticipation of the redemption or the Portfolio can invest in securities for a relatively short period, incurring transaction costs on the purchase and subsequent sale. Alternatively, the Portfolio may create a synthetic position by investing in a futures contract on a security, such as a deutschemark bond or on a securities index gaining investment exposure to the relevant market while incurring lower overall transaction costs. Since the financial markets in emerging countries are not as developed as in the United States, these financial investments may not be available to the Portfolio and the Portfolio may be unable to hedge certain risks or enter into certain transactions. The Portfolio would enter into such transactions if the markets for these instruments were sufficiently liquid and there was an acceptable degree of correlation to the cash market. By segregating cash, the Portfolio's features contract position would generally be no more leveraged or riskier than if it had invested in the cash market i.e., purchased securities.

         As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Portfolio will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Portfolio might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Portfolio might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         Unless the Portfolio engages in currency hedging transactions, it will be subject to the risk of changes in relation to the U.S. dollar of the value of the Emerging Country currencies in which its assets are denominated. The Portfolio may from time to time seek to protect, during the period prior to the remittance, the value of the amount of interest, dividends and net realized capital gains received or to be received in a local currency that it intends to remit out of an Emerging Country by investing in high-quality short-term U.S. dollar-denominated debt securities of such country and/or participating in the forward currency market for the purchase of U.S. dollars in the country. There can be no guarantee that suitable U.S. dollar-denominated investments will be available at the time the Investment Manager wishes to use them to hedge amounts to be remitted. Moreover, investors should be aware that dollar-denominated securities may not be available in some or all Emerging Countries, that the forward currency market for the purchase of U.S. dollars in many Emerging Countries is not highly developed and that in certain Emerging Countries no forward market for foreign currencies currently exists or that such market may be closed to investment by the Portfolio.

         A separate account of the Portfolio consisting of cash or liquid assets equal to the amount of the Portfolio's assets that could be required to consummate forward contracts, when required under applicable laws, will be established with the Portfolio's custodian. For the purpose of determining the adequacy of the assets in the account, the deposited assets will be valued at market or fair value. If the market or fair value of such assets declines, additional cash or assets will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Portfolio. The segregated account will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. In such event, the Portfolio's ability to utilize forward foreign currency exchange contracts may be restricted.

         The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the Portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the
Portfolio to sustain losses on these contracts and transaction costs. The Portfolio may enter into a forward contract and maintain a net exposure on such contract only if (1) the consummation of the contract would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's fund securities or other assets denominated in that currency or (2) the Portfolio maintains cash or liquid assets in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the contract which value must be marked to market daily. The Portfolio will comply with guidelines established by the Commission with respect to coverage of forward contracts entered into by the Portfolio and, if such guidelines so require, will set aside liquid assets in a segregated account with its custodian in the amount prescribed. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Investment Manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

         At or before the maturity date of a forward contract requiring the Portfolio to sell a currency, the Portfolio may either sell the portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Portfolio would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

         The cost to the Portfolio of engaging in forward currency contracts will vary with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts will not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it will fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         Although the Portfolio will value its assets daily in terms of U.S. dollars, the Portfolio does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         The Portfolio generally will not enter into a forward contract with a term of greater than one year.

         Cover for Options and Futures Strategies. The Portfolio generally will not use leverage in its options and futures strategies. In the case of a transaction entered into as a hedge, the Portfolio will hold securities, currencies or other options or futures positions whose values are expected to offset ("cover") its obligations under the transaction. The Portfolio will not enter into an option or a futures strategy that exposes the Portfolio to an obligation to another party unless it owns (1) an offsetting ("covered") position in securities, currencies or other options or futures contracts or (2) cash or liquid assets with a value sufficient at all times to cover its potential obligations. The Portfolio will comply with guidelines established by the Commission with respect to coverage of option and futures strategies by mutual funds and, if such guidelines so require, will set aside liquid assets in a segregated account with its custodian in the amount prescribed. Securities, currencies or other options or futures positions used for cover and securities held in a segregated account cannot be sold or closed out while the option or futures strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Portfolio's assets could impede fund management or the Portfolio's ability to meet current obligations.

         Option Income and Hedging Strategies. The Portfolio may purchase and write (sell) both OTC and exchange-traded options. Exchange-traded options generally are issued by a clearing organization affiliated with the exchange on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Portfolio and its counter-party with no clearing organization guarantee. Thus, when the Portfolio purchases an OTC option, it will rely on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio, as well as the loss of the expected benefit of the transaction. Currently, options on debt securities and most foreign currencies are primarily traded on the OTC market.

         The Portfolio may purchase call options on securities that the Investment Manager intends to include in the Portfolio's portfolio in order to fix the cost of a future purchase. Call options also may be purchased as a means of enhancing returns by, for example, participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the Portfolio's potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Portfolio either sells or exercises the option, any profit eventually realized will be reduced by the premium paid.

         The Portfolio may purchase put options on securities in order to attempt to hedge against a decline in the market value of securities held in its portfolio or to enhance return. A put option would enable the Portfolio to sell the underlying security at a predetermined exercise price; thus the potential for loss to the Portfolio below the exercise price would be limited to the option premium paid. If the market price of the underlying security were higher than the exercise price of the put option, any profit the Portfolio realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

         The Portfolio may write covered call options on securities in which it may invest for hedging purposes or to increase income in the form of premiums received from the purchasers of the options. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, the Portfolio will generally write covered call options on securities when the Investment Manager believes that the premium received by the Portfolio, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security. The strategy may also be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option less any transaction costs. Thus, in the event that the market price of the underlying security held by the Portfolio declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Portfolio. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Portfolio would be obligated to sell the security at less than its market value. The Portfolio would give up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding. In the case of OTC options written by the Portfolio, such securities would also be considered illiquid. Similarly, assets used to "cover" OTC options written by the Portfolio will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. In addition, the Portfolio could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the securities' current market value).

         The Portfolio may write put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the purchaser of options requiring the writer to make payment of the exercise price against delivery of the underlying security or take delivery. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Portfolio will realize income in the amount of the premium received. This technique could be used to enhance current return during periods when the Investment Manager expects that the price of the security will not fluctuate greatly. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premium received, in which case the Portfolio would expect to suffer a loss.

         The Portfolio may purchase put and call options and write put and covered call options on bond indices in much the same manner as the more traditional securities options discussed above, except that bond index options may serve as a hedge against overall fluctuations in the debt securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. A bond index assigns a value to the securities included in the index and fluctuates with changes in such values. Settlement of bond index options are effected with cash payments and do not involve the delivery of securities. Thus, upon settlement of a bond index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the bond index. The effectiveness of hedging techniques using bond index options will depend on the extent to which price movements in the bond index selected correlate with price movements of the securities in which the Portfolio invests.

         The Portfolio may purchase and write covered straddles on securities or bond indices. A long straddle is a combination of a call and a put option purchased on the same security where the exercise price of the put is less than or equal to the exercise price of the call. The Portfolio would enter into a long straddle when the Investment Manager believes that it is likely that the price of the underlying security will be more volatile during the term of the options than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call and where the same issue of security or currency is considered cover for both the put and the call. The Portfolio would enter into a short straddle when the Investment Manager believes that it is unlikely the price of the underlying security will be as volatile during the term of the options as the option pricing implies.

         Special Characteristics and Risks of Options Trading. The Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. If the Portfolio wishes to terminate its obligation to purchase or sell securities under a put or call option it has written, the Portfolio may purchase a put or call option of the same series (i.e., an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities or currencies under a call or put option it has purchased, the Portfolio may write an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit the Portfolio to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security or currency and the market value of the option.

         In considering the use of options to enhance income or to hedge the Portfolio's investments, particular note should be taken of the following:

         (1) The value of an option position will reflect, among other things, the current market price of the underlying security, or bond index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, or bond index and general market conditions. For this reason, the successful use of options as a hedging strategy depends upon the Investment Manager's ability to forecast the direction of price fluctuations in the underlying securities or, in the case of bond index options, fluctuations in the market sector represented by the selected index.

         (2) Options normally have expiration dates of up to 90 days. The exercise price of the options may be below, equal to or above the current market value of the underlying securities, bond index or currencies. Purchased options that expire unexercised have no value. Unless an option purchased by the Portfolio is exercised or unless a closing transaction is effected with respect to that position, the Portfolio will realize a loss in the amount of the premium paid and any transaction costs.

         (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the Portfolio intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such a market exists. Although the Portfolio will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, the Portfolio may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Portfolio would have to exercise those options which it has purchased in order to realize any profit. With respect to options written by the Portfolio, the inability to enter into a closing transaction may result in material losses to the Portfolio. For example, because the Portfolio must maintain a covered position with respect to any call option it writes on a security, bond index or currency, the Portfolio may not sell the underlying security or currency (or invest any cash, government securities or short-term debt securities used to cover a bond index option) during the period it is obligated under the option. This requirement may impair the Portfolio's ability to sell the Portfolio security or make an investment at a time when such a sale or investment might be advantageous.

         (4) Bond index options are settled exclusively in cash. If the Portfolio writes a call option on an index, the Portfolio will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. In addition, a holder of a bond index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change.

         (5) The Portfolio's activities in the options markets may result in higher fund turnover rates and additional brokerage costs; however, the Portfolio may also save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

         Futures Strategies. The Portfolio may engage in futures strategies to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests. This may involve, among other things, using futures strategies to manage the average duration of the Portfolio's debt securities. If the Investment Manager wishes to shorten the average duration of the Portfolio's securities, the

Portfolio may sell a futures contract. If the Investment Manager wishes to lengthen the average duration of the Portfolio's securities, the Portfolio may buy a futures contract.

         The Portfolio may use interest rate futures contracts to hedge its fund against changes in the general level of interest rates and in other circumstances permitted by the CFTC. The Portfolio may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of the debt securities that the Portfolio intends to purchase in the future. A rise in the price of the debt securities prior to their purchase may be either offset by an increase in the value of the futures contract purchased by the Portfolio or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt securities may result in a corresponding decrease in the value of the futures position. The Portfolio may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in market value of that security that would accompany an increase in interest rates.

         The Portfolio may sell bond index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Portfolio's securities. To the extent that a portion of the Portfolio's portfolio correlates with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if the Portfolio correctly anticipates a general market decline and sells bond index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the Portfolio. The Portfolio may purchase bond index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of individual debt securities, which debt securities may then be purchased in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that the Portfolio intends to purchase. A rise in the price of the securities should be partly or wholly offset by gains in the futures position.

         The Portfolio may also purchase and write covered straddles on interest rate, foreign currency or bond index futures contracts. A long straddle is a combination of a call and a put purchased on the same futures contract where the exercise price of the put option is less than the exercise price of the call option. The Portfolio would enter into a long straddle when it believes that it is likely that interest rates or foreign currency exchange rates will be more volatile during the term of the options than the option pricing implies. A short straddle is a combination of a call and put written on the same futures contract where the exercise price of the put option is less than the exercise price of the call option and where the same security or futures contract is considered for both the put and the call. The Portfolio would enter into a short straddle when it believes that it is unlikely that interest rates or foreign currency exchange rates will be as volatile during the term of the options as the option pricing implies.

         The settlement price of a futures contract is generally a function of the spot market price of the underlying security and a cost of financing, adjusted for any interest, dividends or other income received on the underlying instrument over the life of the contract. It is therefore possible to earn a return approximating that of debt securities of a similar tenor to that of a forward contract by security or basket of securities and selling a futures contract for such security or basket. The Portfolio may enter into such future strategies, using securities other than Debt Obligations, in cases where (a) government regulations restrict foreign investment in fixed income securities but not in other securities, such as common stocks, or commodities; and (b) in the Investment Manager's opinion both the cash and futures markets are sufficiently liquid.

         Special Characteristics and Risks of Futures Trading. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, the Portfolio will be required to deposit with its custodian in a segregated account in the name of the futures broker through whom the transaction will be effected an amount of liquid assets generally equal to 10% or less of the contract value. This amount is known as "initial margin." Unlike margin in securities transactions, margin on futures contracts the Portfolio has written does not involve borrowing to finance the futures transactions. Rather, initial margin on futures contracts or on such options is in the nature of a performance bond or good-faith deposit on the contract that will be returned to the Portfolio upon termination of the transaction, assuming all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures varies, a process known as "marking to the market." For example, if the Portfolio purchases a contract and the value of the contract rises, the Portfolio will receive from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures or written option position declines, the Portfolio would be required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures, but rather represents a daily settlement of the Portfolio's obligations to or from a clearing organization.

         Holders and writers of futures positions can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing, respectively, a futures position with the same terms as the position held or written. Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures. The Portfolio will incur brokerage fees and related transaction costs when it purchases or sells futures contracts and premiums.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because futures prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions. In such event, it may not be possible for the Portfolio to close a position and, in the event of adverse price movements, the Portfolio would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts have been used to hedge fund securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

         In considering the Portfolio's use of futures contracts, particular note should be taken of the following:

         (1) Successful use by the Portfolio of futures contracts will depend upon the Investment Manager's ability to predict movements in the direction of the overall securities, currency and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument or currency but to the anticipated levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in prices of the securities or currencies being hedged. For example, if the price of the futures contract moves less than the price of the securities or currencies that are the subject of the hedge, the hedge will not be fully effective; however, if the price of securities or currencies being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses on the futures position. In addition, if the Portfolio has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market. Consequently, the Portfolio may need to sell assets at a time when such sales are disadvantageous to the Portfolio. If the price of the futures contract moves more than the price of the underlying securities or currencies, the Portfolio will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities or currencies that are the subject of the hedge.

         (2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities or currencies being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities or currencies due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities or currencies that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities or currencies and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; such speculative activity in the futures market also may cause temporary price distortions. Third, participants could make or take delivery of the underlying securities or currencies instead of closing out their contracts. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

         (3) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although the Portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Portfolio would continue to be required to make variation margin payments.

         (4) As is the case with options, the Portfolio's activities in the futures markets may result in higher fund turnover rates and additional transaction costs in the form of added brokerage commissions; however, the Portfolio may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

         Guideline for Futures. The Portfolio will not purchase or sell futures contracts if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing futures positions and initial margin deposits would exceed 5% of the market value of the Portfolio's total assets. This guideline may be modified by the board without Shareholder vote. Adoption of this guideline will not limit the percentage of the Portfolio's assets at risk to 5%.

         Interest Rate Swaps. The Portfolio may enter into interest rate swaps for hedging purposes and non-hedging purposes. Inasmuch as swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, the Portfolio and the Investment Manager believe that swaps do not constitute senior securities as defined in the Investment Company Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid high grade debt securities (i.e., securities rated in one of the top three ratings categories by Moody's or S&P, or, if unrated, deemed by the Investment Manager to be of comparable credit quality) having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Portfolio's custodian. The Portfolio will not enter into any interest rate swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Investment Manager. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.